                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-54

                       RIVERSOURCE INVESTMENT SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 9/30

Date of reporting period: 9/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
BALANCED FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE BALANCED FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH A BALANCE OF GROWTH OF CAPITAL AND
CURRENT INCOME.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   39

Statement of Operations............   40

Statements of Changes in Net
  Assets...........................   41

Financial Highlights...............   42

Notes to Financial Statements......   46

Report of Independent Registered
  Public Accounting Firm...........   63

Federal Income Tax Information.....   65

Board Members and Officers.........   66

Approval of Investment Management
  Services Agreement...............   71

Proxy Voting.......................   74



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Balanced Fund (the Fund) Class A shares declined 18.73% (excluding sales charge) for the 12 months ended Sept. 30, 2008.

> The Russell 1000(R) Value Index (Russell Index) declined 23.56%. The Lehman
  Brothers Aggregate Bond Index (Lehman Index) gained 3.65% over the same period.

> The Fund's peer group as represented by the Lipper Balanced Funds Index declined 15.11%.

> The Fund underperformed its Blended Index made up of 60% Russell Index and 40%
  Lehman Index, which declined 13.38% for the fiscal year.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Balanced Fund Class
  A (excluding sales charge)      -18.73%   -0.25%   +3.76%   +0.33%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -23.56%   +0.09%   +7.12%   +5.55%
---------------------------------------------------------------------
Lehman Brothers Aggregate Bond
  Index (unmanaged)                +3.65%   +4.15%   +3.78%   +5.20%
---------------------------------------------------------------------
Blended Index (unmanaged)         -13.38%   +1.84%   +5.90%   +5.66%
---------------------------------------------------------------------
Lipper Balanced Funds Index       -15.11%   +1.25%   +4.78%   +4.20%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------




         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



        DURATION
SHORT    INT.     LONG
           X        X     HIGH
                                   QUALI-
           X        X     MEDIUM   TY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.


The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                   Total  Net Expenses
--------------------------------------
Class A            0.95%      0.95%
--------------------------------------
Class B            1.71%      1.71%
--------------------------------------
Class C            1.71%      1.71%
--------------------------------------
Class R4           0.86%      0.81%(a)
--------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that decreased the management fee by 0.09%) will not exceed 0.90% for Class R4.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities.


--------------------------------------------------------------------------------
4  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  4/16/40)                  -18.73%   -0.25%   +3.76%   +0.33%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -19.35%   -1.02%   +2.97%   -0.44%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -19.41%   -1.01%   +2.98%     N/A      -2.00%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -18.69%   -0.11%   +3.94%   +0.48%       N/A
---------------------------------------------------------------------------

With sales charge
Class A (inception
  4/16/40)                  -23.41%   -2.20%   +2.53%   -0.19%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -23.30%   -2.29%   +2.61%   -0.44%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -20.20%   -1.01%   +2.98%     N/A      -2.00%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class R4 shares. Class R4 is available to institutional investors only.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective Nov. 1, 2008, the RiverSource Contrarian Equity Team manages the equity segment of the Fund previously managed by Bob Ewing. In addition, effective Nov. 17, 2008, Scott Schroepfer and Todd White have joined Jamie Jackson and Tom Murphy in managing the fixed income segment of the Fund.

Dear Shareholder,

RiverSource Balanced Fund (the Fund) Class A shares declined 18.73% (excluding sales charge) for the 12 months ended Sept. 30, 2008. The Russell 1000(R) Value Index (Russell Index) declined 23.56%. The Lehman Brothers Aggregate Bond Index (Lehman Index) gained 3.65% during the same period. The Fund's peer group as represented by the Lipper Balanced Funds Index declined 15.11%. The Fund underperformed its Blended Index made up of 60% Russell Index and 40% Lehman Index, which declined 13.38% for the fiscal year. Turnover within the Fund was 105%.

SIGNIFICANT PERFORMANCE FACTORS -- EQUITY SEGMENT
The equity segment of the portfolio underperformed the Russell Index primarily due to stock selection. The Fund's sector positioning had a neutral effect overall. As expected in a declining equity market, the Fund's small cash position helped cushion performance. Having a smaller financials allocation vs. the Russell Index was also advantageous. However, these were offset by the negative effects of smaller positions in energy and utilities, which held up well during the fiscal year. Another negative offset came from having a larger emphasis on technology, which underperformed.

In the financials sector, having a smaller position in WASHINGTON MUTUAL compared with the Russell Index had a favorable impact on relative performance. The company was hard hit by its exposure to residential mortgages and, following government seizure, was acquired by JPMORGAN CHASE. Holdings of AFLAC, a life and health insurance company, also had a favorable effect on relative return. AFLAC benefited from business strength and its substantial Japanese exposure.


--------------------------------------------------------------------------------
6  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


ASSET ALLOCATION & SECTOR DIVERSIFICATION(1) (at Sept. 30, 2008; % of portfolio assets)

---------------------------------------------------------------------

STOCKS                                     58.9%
------------------------------------------------
Consumer Discretionary                      6.0%
------------------------------------------------
Consumer Staples                            4.6%
------------------------------------------------
Energy                                     10.9%
------------------------------------------------
Financials                                 11.6%
------------------------------------------------
Health Care                                 5.5%
------------------------------------------------
Industrials                                 6.4%
------------------------------------------------
Information Technology                      5.3%
------------------------------------------------
Materials                                   1.6%
------------------------------------------------
Telecommunication Services                  4.3%
------------------------------------------------
Utilities                                   2.7%
------------------------------------------------

BONDS                                      39.4%
------------------------------------------------
Asset-Backed                                1.1%
------------------------------------------------
Commercial Mortgage-Backed                  3.5%
------------------------------------------------
Consumer Discretionary                      0.7%
------------------------------------------------
Consumer Staples                            1.0%
------------------------------------------------
Energy                                      1.1%
------------------------------------------------
Financials                                  1.9%
------------------------------------------------
Foreign Government                          0.4%
------------------------------------------------
Health Care                                 0.2%
------------------------------------------------
Industrials                                 0.7%
------------------------------------------------
Materials                                   0.2%
------------------------------------------------
Mortgage-Backed                            16.9%
------------------------------------------------
Telecommunication                           3.1%
------------------------------------------------
U.S. Government Obligations & Agencies      6.6%
------------------------------------------------
Utilities                                   2.0%
------------------------------------------------

SENIOR LOANS                                0.4%
------------------------------------------------
Consumer Discretionary                      0.1%
------------------------------------------------
Health Care                                 0.2%
------------------------------------------------
Telecommunication                           0.1%
------------------------------------------------

CASH & CASH EQUIVALENTS(2)                  1.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 1.3%, 0.02% is due to security lending activity and 1.28% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Within the financials sector, we also had positions in companies that became victims of the financial turbulence. We initially bought these companies because they were historically stable and attractively valued. However, some relied heavily on debt to operate their business and as credit availability tightened, they became vulnerable. The Fund's holdings of FREDDIE MAC, COUNTRYWIDE FINANCIAL and LEHMAN BROTHERS were leading detractors. Freddie Mac suffered as the mortgage difficulties spread from the subprime arena to conventional mortgages. As the delinquency rate on its mortgages rose, investors lost confidence in the company and the government put Freddie Mac into conservatorship. Mortgage lender Countrywide Financial continued to suffer from credit market difficulties, but BANK OF AMERICA finally completed its takeover of the company and the Fund's small remaining holdings of Countrywide converted into Bank of America stock. When liquidity became tight, Lehman Brothers could no longer sustain its business model and declared bankruptcy.

TOP TEN HOLDINGS (at Sept. 30, 2008; % of portfolio assets)
--------------------------------------------------------------------------------

Exxon Mobil                                             3.6%

-------------------------------------------------
Chevron                                                 2.3%

-------------------------------------------------
Federal Natl Mtge Assn 5.50% 2038                       2.2%

-------------------------------------------------
Bank of America                                         2.2%

-------------------------------------------------
AT&T                                                    1.9%

-------------------------------------------------
Pfizer                                                  1.7%

-------------------------------------------------
Verizon Communications                                  1.7%

-------------------------------------------------
JPMorgan Chase & Co                                     1.6%

-------------------------------------------------
ConocoPhillips                                          1.5%

-------------------------------------------------
General Electric                                        1.4%

-------------------------------------------------




For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

An additional detractor from relative return was a smaller weighting in JOHNSON & JOHNSON vs. the Russell Index. Johnson & Johnson benefited from its less economically sensitive business, but we kept the Fund's position relatively small because it is one of the more expensive pharmaceutical companies. We also had smaller positions in GENERAL ELECTRIC and FREEPORT-MCMORAN vs. the Russell Index. This helped relative performance. General Electric suffered from rising concern about the slowing economy, compounded by its significant business in financial

--------------------------------------------------------------------------------
8  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



services. Freeport-McMoRan declined on concerns about commodity prices, specifically the belief that copper prices would fall due to reduced demand from China. Having a larger position in LOCKHEED MARTIN vs. the Russell Index was also advantageous. The company benefited from defense spending and a favorable environment in commercial aerospace.

SIGNIFICANT PERFORMANCE FACTORS -- FIXED INCOME SEGMENT
Turning to the fixed income market, the Federal Reserve (the Fed) cut the Fed funds rate six times over the course of the Fund's fiscal year. The Fed's cycle of interest rate cuts appeared to end with the reduction on April 30, 2008, but the likelihood of additional cuts increased when the financial and credit crises boiled over in the last month of the fiscal year.

Interest rates fell across the maturity spectrum. The yield curve grew steeper during the year, as yields on longer maturity securities declined less due to concerns about possible inflation increases. Shorter term securities responded to the Fed's interest rate reductions and were also beneficiaries of the flight to quality in the midst of the global financial crisis.

U.S. Treasuries performed better than all other bond market sectors. In fact, the past 12 months were one of the worst periods ever for non-Treasury fixed income securities. Within the non-Treasury segment, higher quality sectors generally outperformed lower quality sectors.

Security selection among investment grade corporate bonds added to the fixed income segment's return relative to the Lehman Index. Having smaller holdings of bonds issued by financial and cyclical


  Our focus on attractively valued stocks is leading us to some areas we have historically shied away from, including global industrials and energy.






--------------------------------------------------------------------------------
                              RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



companies and larger holdings of bonds issued by consumer non-cyclical companies, utilities and energy companies was beneficial.

The bond segment had larger allocations to investment grade corporate bonds, securitized assets, high yield securities and agency securities vs. the Lehman Index. This positioning detracted from relative performance, as U.S. Treasuries outperformed each of these bond sectors.

CHANGES TO THE FUND'S PORTFOLIO
The most significant change to the equity portfolio was decreased exposure to financial stocks. Part of the change resulted from depreciation of these stocks, but we also actively reduced holdings of companies where we thought the current environment had changed their long-term economic models. Examples include brokerage companies and lending-based institutions, especially regional banks.

About six months ago, people were excited about energy stocks and there was almost no discussion of a possible bearish scenario. As oil fell to $80 a barrel, the exact opposite was true. The bearish view dominated. Energy stocks became less expensive and more attractive to our value strategy. We believe the longer-term energy story remains intact: growth in China, India and other developing regions will likely drive increased demand. Despite the current cyclical situation, we think a year or two from now a re-emergence of this secular trend could lead to strong performance from the energy group.

We also increased holdings of information technology stocks, with most of our emphasis on relatively mature, stable, large-cap companies. We have found stocks that appear very inexpensive, particularly based on their cash flow characteristics.

In the fixed income segment, we reduced the portfolio's holdings of commercial mortgage-backed securities (while maintaining an overweight) and shifted the assets into investment grade corporate securities and subordinated agency paper. We believe the overweight in commercial mortgage-backed securities and an overweight in residential mortgage-backed securities represent significant value and have the potential to perform well in light of the proposed government rescue plan.

The portfolio has an allocation to Treasury Inflation-Protected Securities
(TIPS), which we find more attractive than nominal Treasury debt. The

--------------------------------------------------------------------------------
10  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



portfolio also has a position in U.S. agency bonds. Within the overweight in the corporate bond segment, we placed less emphasis on the financials sector, which is still pressured by mounting losses and write-downs. We have focused on opportunities in higher rated bonds, while keeping the portfolio defensively positioned in the lower quality, high yield bond sectors.

OUR FUTURE STRATEGY
The past fiscal year was a very unusual period for U.S. equity markets. Paying attention to stock valuations was not effective and was actually counterproductive, as the least expensive stocks declined the most. However, valuation differences between stocks have now become very high by historical measures. In the past, when valuation spreads were this extreme, valuation became a more effective indicator of stock performance. Consequently, we believe we are now entering a period that is likely to be more productive for valuation strategies such as ours.

Our focus on attractively valued stocks is leading us to some areas we have historically shied away from, including global industrials and energy. Nine months ago, these stocks were so expensive you had to believe there were no threats to economic growth in order to justify the high valuations. Now, the stocks are so inexpensive, you have to think there will be no secular growth in developing countries like India and China in order to believe these companies are worth so little. We think reality will be somewhere in between and are taking advantage of the low prices to add selected companies to the portfolio. Homebuilders are an example of an inexpensive domestic sector where we see opportunity. Their stock prices have been severely beaten down, but homebuilders with acceptable balance sheets and the ability to survive the cyclical downturn could perform very well when the economy improves.

In the fixed income market, we believe U.S. Treasuries appear overpriced, with yields near historic lows and well below the inflation rate. We believe coordinated actions of central banks around the world will eventually have a positive effect on capital flow, alleviating the current lack of liquidity and improving confidence levels. In the current environment, we see opportunities among investment grade non-Treasury bonds. Specifically, we think investment grade corporate bonds and mortgage-backed securities offer very attractive yields after adjusting for

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


risk. In our view, high yield corporate bonds are becoming more attractive, but are still not exceedingly inexpensive considering the elevated credit risk for institutions with significant debt on their balance sheets. In this environment, we anticipate keeping the fixed income segment's duration, or interest rate risk, below that of the Lehman Index. Our goal in the current market is to maintain an attractive yield profile with an emphasis on high quality assets.



(PHOTO - TOM MURPHY, CFA(R))                                          (PHOTO - JAMIE JACKSON, CFA(R))

Tom Murphy, CFA(R)                                                    Jamie Jackson, CFA(R)
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
12  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Balanced Fund Class A shares (from 10/1/98 to 9/30/08) as compared to the performance of three widely cited performance indices, the Russell 1000 Value Index, the Lehman Brothers Aggregate Bond Index and the Lipper Balanced Funds Index, as well as a Blended Index consisting of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE BALANCED FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,659    $9,354   $11,331     $9,739
------------------------------------------------------------------------------------------
        Average annual total return                 -23.41%    -2.20%    +2.53%     -0.19%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000                  $7,644   $10,027   $14,104    $17,156
------------------------------------------------------------------------------------------
        Average annual total return                 -23.56%    +0.09%    +7.12%     +5.55%
------------------------------------------------------------------------------------------
LEHMAN BROTHERS AGGREGATE BOND INDEX(2)
        Cumulative value of $10,000                 $10,365   $11,297   $12,038    $16,596
------------------------------------------------------------------------------------------
        Average annual total return                  +3.65%    +4.15%    +3.78%     +5.20%
------------------------------------------------------------------------------------------
BLENDED INDEX(3)
        Cumulative value of $10,000                  $8,662   $10,562   $13,319    $17,342
------------------------------------------------------------------------------------------
        Average annual total return                 -13.38%    +1.84%    +5.90%     +5.66%
------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX(4)
        Cumulative value of $10,000                  $8,489   $10,380   $12,630    $15,091
------------------------------------------------------------------------------------------
        Average annual total return                 -15.11%    +1.25%    +4.78%     +4.20%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
14  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE BALANCED FUND LINE GRAPH)

                 RIVERSOURCE BALANCED
                      FUND CLASS
                      A (INCLUDES         RUSSELL 1000       LEHMAN BROTHERS                         LIPPER BALANCED
                     SALES CHARGE)       VALUE INDEX(1)      AGGREGATE BOND      BLENDED INDEX(3)     FUND INDEX(4)
                                                           INDEX(2)
                 --------------------    --------------    ------------------    ----------------    ---------------
 '98                  $   9,425              $ 10,000             $ 10,000            $ 10,000           $  10,000
 '99                     10,530                11,872                9,963              11,097              11,348
 '00                     10,928                12,930               10,659              12,041              12,609
 '01                      7,973                11,778               12,040              11,985              11,306
 '02                      6,932                 9,781               13,075              11,146              10,195
 '03                      8,097                12,165               13,783              13,017              11,947
 '04                      9,014                14,661               14,290              14,788              13,211
 '05                      9,812                17,108               14,690              16,422              14,539
 '06                     10,740                19,610               15,229              18,092              15,705
 '07                     11,983                22,443               16,012              20,020              17,777
 '08                      9,739                17,156               16,596              17,342              15,091




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of 60% Russell 1000 Value Index and 40% Lehman Brothers Aggregate Bond Index.
(4) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2008  SEPT. 30, 2008  THE PERIOD(A)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  896.70        $4.56           .96%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.26        $4.86           .96%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  894.20        $8.17          1.72%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.44        $8.69          1.72%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  893.40        $8.16          1.72%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.44        $8.69          1.72%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  897.40        $3.85           .81%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.01        $4.10           .81%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2008: -10.33% for Class A, -10.58% for Class B, -10.66% for Class C and -10.26% for Class R4.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (62.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.8%)
Boeing                                                 65,686              $3,767,092
General Dynamics                                       19,939               1,467,909
Goodrich                                               39,846               1,657,594
Honeywell Intl                                         97,454               4,049,213
L-3 Communications Holdings                            23,493               2,309,832
Lockheed Martin                                        34,909               3,828,470
Spirit AeroSystems Holdings Cl A                       36,173(b)              581,300
United Technologies                                    42,963               2,580,358
                                                                      ---------------
Total                                                                      20,241,768
-------------------------------------------------------------------------------------

BEVERAGES (1.1%)
Coca-Cola                                              97,603               5,161,247
Molson Coors Brewing Cl B                              18,491                 864,454
PepsiCo                                                26,418               1,882,811
                                                                      ---------------
Total                                                                       7,908,512
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.6%)
Amgen                                                  36,503(b)            2,163,533
Genzyme                                                16,812(b)            1,359,923
ImClone Systems                                        16,939(b)            1,057,671
                                                                      ---------------
Total                                                                       4,581,127
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                  55,446                 994,701
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.4%)
Bank of New York Mellon                                49,605               1,616,131
Blackstone Group LP                                    52,405                 803,893
Goldman Sachs Group                                    17,377               2,224,256
KKR Private Equity Investors LP Unit                   49,822(b)              476,628
Legg Mason                                              9,936                 378,164
Merrill Lynch & Co                                     65,277               1,651,508
Morgan Stanley                                         71,525               1,645,075
Oaktree Capital Group LLC Cl A Unit                    32,000(d,o)            896,000
State Street                                            9,785                 556,571
                                                                      ---------------
Total                                                                      10,248,226
-------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Dow Chemical                                          109,663(n)            3,485,090
Eastman Chemical                                       14,355                 790,386
EI du Pont de Nemours & Co                             59,793               2,409,658
                                                                      ---------------
Total                                                                       6,685,134
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.4%)
Fifth Third Bancorp                                   133,000               1,582,700
PNC Financial Services Group                           37,413               2,794,751
SunTrust Banks                                         27,789               1,250,227
Wachovia                                              225,009                 787,532
Wells Fargo & Co                                      102,305               3,839,506
                                                                      ---------------
Total                                                                      10,254,716
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
Cisco Systems                                         159,496(b)            3,598,230
Motorola                                              146,608               1,046,781
Nokia ADR                                             131,325(c)            2,449,211
QUALCOMM                                               46,873               2,014,133
                                                                      ---------------
Total                                                                       9,108,355
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Dell                                                   32,309(b)              532,452
Hewlett-Packard                                       132,622               6,132,441
IBM                                                    36,262               4,241,204
SanDisk                                                35,314(b)              690,389
                                                                      ---------------
Total                                                                      11,596,486
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Fluor                                                  19,599               1,091,664
KBR                                                    79,868               1,219,585
                                                                      ---------------
Total                                                                       2,311,249
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONSUMER FINANCE (0.2%)
American Express                                       44,709              $1,584,040
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (5.6%)
Apollo Mgmt LP                                         90,500(d,o)          1,176,500
Bank of America                                       469,038              16,416,331
Citigroup                                             454,308               9,317,857
JPMorgan Chase & Co                                   261,353              12,205,185
                                                                      ---------------
Total                                                                      39,115,873
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.1%)
AT&T                                                  520,319              14,527,307
Deutsche Telekom                                       84,853(c)            1,289,005
Telefonica                                             29,778(c)              707,897
Verizon Communications                                389,167              12,488,369
                                                                      ---------------
Total                                                                      29,012,578
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.0%)
Entergy                                                41,431               3,687,773
Exelon                                                 57,866               3,623,569
FPL Group                                              18,826                 946,948
PPL                                                    25,581                 947,009
Southern                                              139,287               5,249,727
                                                                      ---------------
Total                                                                      14,455,026
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                       37,526               1,530,685
Gamesa Tecnologica                                     11,104(c)              380,364
                                                                      ---------------
Total                                                                       1,911,049
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Tyco Electronics                                       30,011(c)              830,104
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes                                           21,141               1,279,876
Cameron Intl                                           11,600(b)              447,064
Halliburton                                            44,178               1,430,925
Natl Oilwell Varco                                     35,463(b)            1,781,306
Oil States Intl                                        12,766(b)              451,278
Schlumberger                                           26,040               2,033,464
Transocean                                             24,394(b)            2,679,438
Weatherford Intl                                       49,781(b)            1,251,494
                                                                      ---------------
Total                                                                      11,354,845
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.9%)
CVS Caremark                                           36,685               1,234,817
Safeway                                                31,265                 741,606
Wal-Mart Stores                                        74,297               4,449,647
                                                                      ---------------
Total                                                                       6,426,070
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Kraft Foods Cl A                                       34,653               1,134,886
-------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
ONEOK                                                  36,418               1,252,779
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Boston Scientific                                     159,509(b)            1,957,175
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.0%)
Aetna                                                  50,961               1,840,202
Cardinal Health                                        27,444               1,352,440
CIGNA                                                  34,930               1,186,921
Humana                                                 25,129(b)            1,035,315
McKesson                                               16,157                 869,408
UnitedHealth Group                                     37,617                 955,096
                                                                      ---------------
Total                                                                       7,239,382
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Darden Restaurants                                     23,043                 659,722
Intl Game Technology                                   31,441                 540,156
Marriott Intl Cl A                                     18,581                 484,778
                                                                      ---------------
Total                                                                       1,684,656
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.7%)
Centex                                                169,922               2,752,737
DR Horton                                             161,063               2,097,040
Harman Intl Inds                                       23,142                 788,448
Hovnanian Enterprises Cl A                            118,279(b,u)            945,049
KB Home                                               117,131               2,305,138
Lennar Cl A                                           124,224               1,886,963
Whirlpool                                              17,115               1,357,048
                                                                      ---------------
Total                                                                      12,132,423
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.8%)
Clorox                                                 13,843                 867,818
Colgate-Palmolive                                      11,658                 878,430
Procter & Gamble                                       61,039               4,253,808
                                                                      ---------------
Total                                                                       6,000,056
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INDUSTRIAL CONGLOMERATES (1.8%)
3M                                                     13,801                $942,746
General Electric                                      416,103              10,610,627
Tyco Intl                                              39,854(c)            1,395,687
                                                                      ---------------
Total                                                                      12,949,060
-------------------------------------------------------------------------------------

INSURANCE (3.7%)
ACE                                                   114,990(c)            6,224,409
AFLAC                                                  81,687               4,799,111
Arch Capital Group                                     13,745(b,c)          1,003,797
Chubb                                                  45,094               2,475,661
Endurance Specialty Holdings                           23,008(c)              711,407
Hartford Financial Services Group                      74,274               3,044,491
Max Capital Group                                      23,847(c)              553,966
MetLife                                                36,912               2,067,072
Prudential Financial                                   74,813               5,386,536
                                                                      ---------------
Total                                                                      26,266,450
-------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Automatic Data Processing                              39,186               1,675,202
MasterCard Cl A                                         2,219                 393,495
                                                                      ---------------
Total                                                                       2,068,697
-------------------------------------------------------------------------------------

MACHINERY (1.4%)
Caterpillar                                            28,628               1,706,229
Danaher                                                24,300               1,686,420
Deere & Co                                             56,146               2,779,227
Flowserve                                              15,160               1,345,753
Ingersoll-Rand Cl A                                    14,071(c)              438,593
Parker Hannifin                                        33,100               1,754,300
                                                                      ---------------
Total                                                                       9,710,522
-------------------------------------------------------------------------------------

MEDIA (3.1%)
Comcast Cl A                                           82,251               1,614,587
Comcast Special Cl A                                   70,335               1,387,006
News Corp Cl A                                        223,920               2,684,801
Sirius XM Radio                                       934,242(b)              532,518
Time Warner                                           389,759               5,109,741
Viacom Cl B                                            57,551(b)            1,429,567
Virgin Media                                          295,380(o)            2,333,502
Vivendi                                                88,414(c)            2,771,249
Walt Disney                                           132,475               4,065,658
                                                                      ---------------
Total                                                                      21,928,629
-------------------------------------------------------------------------------------

METALS & MINING (0.2%)
Alcoa                                                  69,031               1,558,720
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.6%)
JC Penney                                              51,763               1,725,778
Kohl's                                                 21,688(b)              999,383
Target                                                 29,980               1,470,519
                                                                      ---------------
Total                                                                       4,195,680
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.7%)
Dominion Resources                                     63,203               2,703,824
Xcel Energy                                            96,499               1,929,015
                                                                      ---------------
Total                                                                       4,632,839
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.1%)
Anadarko Petroleum                                     21,086               1,022,882
BP ADR                                                 43,699(c)            2,192,379
Chesapeake Energy                                      48,475               1,738,314
Chevron                                               211,610              17,453,593
ConocoPhillips                                        151,984              11,132,828
Devon Energy                                           35,768               3,262,042
Exxon Mobil                                           350,204              27,196,842
Marathon Oil                                           32,612               1,300,240
Royal Dutch Shell ADR                                  25,766(c)            1,520,452
Total                                                  66,355(c)            4,030,201
                                                                      ---------------
Total                                                                      70,849,773
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.5%)
Intl Paper                                             69,222               1,812,232
Weyerhaeuser                                           27,437               1,662,133
                                                                      ---------------
Total                                                                       3,474,365
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
Avon Products                                          45,691               1,899,375
Estee Lauder Companies Cl A                            12,103                 604,061
                                                                      ---------------
Total                                                                       2,503,436
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.9%)
Bristol-Myers Squibb                                  164,837               3,436,851
Johnson & Johnson                                      49,856               3,454,024
Merck & Co                                            127,051               4,009,730
Pfizer                                                701,995(n)           12,944,787
Schering-Plough                                        32,783                 605,502
Wyeth                                                  85,368               3,153,494
                                                                      ---------------
Total                                                                      27,604,388
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ROAD & RAIL (0.1%)
Hertz Global Holdings                                  60,741(b)             $459,809
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.4%)
Atmel                                                 257,910(b)              874,315
Fairchild Semiconductor Intl                           47,823(b)              425,146
Infineon Technologies                                  62,307(b,c)            349,382
Infineon Technologies ADR                             111,492(b,c)            623,240
Intel                                                 203,894               3,818,935
Micron Technology                                     358,340(b)            1,451,277
ON Semiconductor                                       56,710(b)              383,360
Spansion Cl A                                         266,458(b)              413,010
Teradyne                                              175,409(b)            1,369,944
                                                                      ---------------
Total                                                                       9,708,609
-------------------------------------------------------------------------------------

SOFTWARE (1.0%)
Cadence Design Systems                                 98,586(b)              666,441
Microsoft                                             163,825               4,372,489
Oracle                                                 98,335(b)            1,997,184
                                                                      ---------------
Total                                                                       7,036,114
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.7%)
Gap                                                    42,033                 747,347
Home Depot                                             86,055               2,227,964
Lowe's Companies                                       99,044               2,346,352
                                                                      ---------------
Total                                                                       5,321,663
-------------------------------------------------------------------------------------

TOBACCO (1.5%)
Altria Group                                          105,541               2,093,933
Lorillard                                              14,020                 997,523
Philip Morris Intl                                    146,901               7,065,938
UST                                                    12,431                 827,159
                                                                      ---------------
Total                                                                      10,984,553
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
Sprint Nextel                                         131,297                 800,912
Vodafone Group ADR                                    106,191(c)            2,346,821
                                                                      ---------------
Total                                                                       3,147,733
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $475,055,796                                                      $444,422,256
-------------------------------------------------------------------------------------




BONDS (41.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

FOREIGN AGENCIES (0.1%)(c)
Pemex Project Funding Master Trust
 03-01-18                             5.75%              $140,000(d)         $132,482
 06-15-35                             6.63                205,000             187,737
Petroleos de Venezuela
 04-12-17                             5.25                384,000             207,360
                                                                      ---------------
Total                                                                         527,579
-------------------------------------------------------------------------------------

SOVEREIGN (0.3%)(c)
Govt of Ukraine
 Sr Unsecured
 11-14-17                             6.75                201,000(d)          142,129
Republic of Argentina
 09-12-13                             7.00                332,000             224,100
Republic of Argentina
 Sr Unsecured
 12-15-35                             0.00                359,000(t)           28,900
Republic of Colombia
 01-27-17                             7.38                200,000             207,500
 09-18-37                             7.38                100,000             100,100
Republic of El Salvador
 06-15-35                             7.65                 68,000(d)           66,640
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88                 81,000(d)           72,900
 10-12-35                             8.50                100,000(d)           97,500
Republic of Philippines
 01-14-31                             7.75                300,000             314,999
Republic of Turkey
 09-26-16                             7.00                100,000              99,750
 04-03-18                             6.75                205,000             192,700
 03-17-36                             6.88                302,000             265,760
Republic of Uruguay
 05-17-17                             9.25                100,000             112,625
Republic of Venezuela
 02-26-16                             5.75                 86,000              55,900
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50                 87,000              68,513


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
SOVEREIGN (CONT.)
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63%               $81,000             $76,950
Russian Federation
 03-31-30                             7.50                116,620(d)          117,786
                                                                      ---------------
Total                                                                       2,244,752
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (7.1%)
Federal Farm Credit Bank
 10-17-12                             4.50              1,700,000           1,735,020
Federal Home Loan Mtge Corp
 12-14-18                             5.00              2,638,000           2,479,604
 04-16-37                             6.00              5,730,000           5,655,401
Federal Natl Mtge Assn
 05-18-12                             4.88              4,480,000           4,642,824
 01-02-14                             5.13              4,012,000           3,995,270
 01-15-30                             7.13              1,015,000           1,285,442
 11-15-30                             6.63              1,430,000           1,725,751
 07-15-37                             5.63              1,045,000           1,105,243
U.S. Treasury
 08-31-13                             3.13              9,080,000           9,149,516
 08-15-18                             4.00              2,685,000           2,723,178
U.S. Treasury Inflation-Indexed Bond
 01-15-14                             2.00              6,266,614(p)        6,254,990
 01-15-15                             1.63              9,444,514(p)        9,197,456
                                                                      ---------------
Total                                                                      49,949,695
-------------------------------------------------------------------------------------

ASSET-BACKED (1.1%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (FSA)
 07-06-12                             5.49                775,000(e)          748,480
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl A4B
 03-20-10                             3.30              1,300,000(d,i)      1,294,267
Capital Auto Receivables Asset Trust
 Series 2006-SN1A Cl D
 04-20-11                             6.15                575,000(d)          532,620
Countrywide Asset-backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                             4.92                700,000             583,301
Countrywide Asset-backed Ctfs
 Series 2006-15 Cl A3
 10-25-46                             5.69                650,000             490,336
Countrywide Asset-backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                             3.47                200,417(i)          170,098
Countrywide Asset-backed Ctfs
 Series 2007-7 Cl 2A2
 10-25-37                             3.37              1,200,000(i)          938,250
CPS Auto Trust
 Series 2007-A Cl A3 (MBIA)
 09-15-11                             5.04                450,000(d,e)        423,464
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              1,350,000(d,e)      1,156,896
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                             6.00              1,350,000(g)          203,310
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              1,900,000(g)          369,907
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-2 Cl AIO
 07-25-12                            28.83                800,000(g)          108,960
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57                467,086             449,867
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31                190,000(x)           19,599
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66                125,000(x)           11,432
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01                180,000(x)           14,701
SBA CMBS Trust
 Series 2006-1A Cl B
 11-15-36                             5.45                575,000(d)          570,194
                                                                      ---------------
Total                                                                       8,085,682
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

COMMERCIAL MORTGAGE-BACKED (3.7%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57%              $900,000            $862,201
Bear Stearns Commercial Mtge Securities
 Series 2007-PW16 Cl A1
 06-11-40                             5.59                886,287             868,218
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A4
 01-12-45                             5.47                825,000             702,958
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68              1,650,000           1,627,341
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43                350,000             306,359
Citigroup Commercial Mtge Trust
 Series 2007-C6 Cl A4
 12-10-49                             5.70              1,450,000           1,291,372
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.40                375,000             352,251
Commercial Mtge Acceptance
 Series 1999-C1 Cl A2
 06-15-31                             7.03                755,583             755,834
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             2.80                300,000(d,i)        285,413
Credit Suisse Mtge Capital Ctfs
 Series 2007-C3 Cl A4
 06-15-39                             5.91                750,000             641,835
CS First Boston Mtge Securities
 Series 2003-CPN1 Cl A2
 03-15-35                             4.60                475,000             449,083
CS First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82                178,648             169,724
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25                350,000(d)          339,865
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88                400,000             387,360
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             3.34                950,000(d,i)        821,673
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             5.80                575,000             272,159
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13                333,156             314,706
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                209,633             197,568
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18                550,000             538,611
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                             4.48              1,130,076           1,084,127
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP4 Cl AM
 10-15-42                             5.00              1,275,000           1,121,410
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl A4
 04-15-43                             5.48                650,000             572,576
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79                650,000             550,074
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl AM
 02-12-51                             6.11              1,375,000           1,147,474
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.40                525,000(d)          261,779
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97                650,000             611,914
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             6.06                600,000             561,078
LB-UBS Commercial Mtge Trust
 Series 2006-C6 Cl A4
 09-15-39                             5.37                600,000             537,323


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
LB-UBS Commercial Mtge Trust
 Series 2007-C1 Cl A4
 02-15-40                             5.42%              $700,000            $611,360
LB-UBS Commercial Mtge Trust
 Series 2007-C7 Cl A3
 09-15-45                             5.87                825,000             736,346
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A1
 04-15-41                             5.61                119,652             117,418
LB-UBS Commercial Mtge Trust
 Series 2008-C1 Cl A2
 04-15-41                             6.32                425,000             372,572
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71                230,229             222,584
Morgan Stanley Capital I
 Series 2003-T11 Cl A2
 06-13-41                             4.34                232,987             228,978
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59                700,000             665,601
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.97                475,000             444,698
Morgan Stanley Capital I
 Series 2007-IQ15 Cl A4
 06-11-49                             6.08                700,000             615,125
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08              2,125,000(d)        2,026,762
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09                600,000             580,299
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58                350,000             327,631
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73                700,000             655,720
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                             5.31                175,000             149,921
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl AM
 11-15-48                             5.34              1,290,000           1,074,823
                                                                      ---------------
Total                                                                      26,462,124
-------------------------------------------------------------------------------------

MORTGAGE-BACKED (18.1%)(f,m)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-12 Cl 2A1
 03-25-36                             5.68                872,418(k)          638,121
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2006-1 Cl 2A1
 03-25-36                             5.91                957,696(k)          793,375
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-1 Cl 3A21
 03-25-37                             6.18                839,576(k)          666,308
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11 Cl 1A1
 01-25-34                             6.00                691,167             549,673
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-9 Cl 1CB1
 01-25-37                             6.00              2,045,243           1,436,544
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-2 Cl N1
 11-25-46                             7.25                 43,827(d,o)          8,546
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2006-A Cl 3A2
 02-20-36                             5.85                699,935(k)          513,789
Barclays Capital LLC Trust
 Collateralized Mtge Obligation
 Series 2007-AA4 Cl 11A1
 06-25-47                             6.20                581,706(k)          419,867


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                             5.10%              $875,000(d,k)       $797,792
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2007-5 Cl 3A1
 08-25-47                             5.98              1,528,734(k)        1,258,703
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50              1,086,085             950,665
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                             7.73                686,722(g)           98,827
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                             4.75                408,839             385,459
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 2A3
 11-25-35                             5.50                661,075             627,442
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-54CB Cl 3A7
 11-25-35                             5.50                644,074             612,723
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-64CB Cl 1A1
 12-25-35                             5.50                597,911             521,716
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-6CB Cl 1A1
 04-25-35                             7.50                608,214             568,403
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-85CB Cl 2A2
 02-25-36                             5.50                373,142             327,692
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-22R Cl 1A2
 05-25-36                             6.00              1,000,106             913,333
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-2CB Cl A11
 03-25-36                             6.00              1,043,986             690,988
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-31CB Cl A16
 11-25-36                             6.00              1,105,000             903,241
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-43CB Cl 1A4
 02-25-37                             6.00              1,441,016           1,266,260
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00                772,223(d)          698,283
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.34                593,791(k)          358,405
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-17 Cl 2A1
 10-25-37                             6.50              2,163,758           1,871,735
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2007-HY3 Cl 4A1
 06-25-47                             6.00              1,230,227(k)        1,029,634
Downey Savings & Loan Assn Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR5 Cl X1
 08-19-45                            15.32              3,426,022(g)            7,983
Federal Home Loan Mtge Corp
 10-01-38                             6.00              3,000,000(j)        3,036,563
 10-01-38                             6.50              3,500,000(j)        3,588,592
Federal Home Loan Mtge Corp #C59161
 10-01-31                             6.00                981,770             999,685


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Home Loan Mtge Corp #C65869
 04-01-32                             6.00%              $610,114            $621,722
Federal Home Loan Mtge Corp #C67723
 06-01-32                             7.00                671,463             710,883
Federal Home Loan Mtge Corp #C79925
 06-01-33                             5.50              1,587,934           1,584,235
Federal Home Loan Mtge Corp #E01419
 05-01-18                             5.50                319,575             324,981
Federal Home Loan Mtge Corp #E93097
 12-01-17                             5.50              1,016,470           1,033,156
Federal Home Loan Mtge Corp #E98725
 08-01-18                             5.00                497,180             499,048
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00              1,088,206           1,092,797
Federal Home Loan Mtge Corp #G01441
 07-01-32                             7.00              1,019,032           1,071,084
Federal Home Loan Mtge Corp #G01535
 04-01-33                             6.00              2,767,048           2,826,720
Federal Home Loan Mtge Corp #G02757
 06-01-36                             5.00              3,875,731           3,781,407
Federal Home Loan Mtge Corp #G11302
 07-01-17                             7.00                979,364           1,032,556
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 237 Cl IO
 05-15-36                             6.60                538,102(g)          120,446
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                            45.20                762,640(g)           67,216
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 1614 Cl MZ Trust Series Z
 11-15-23                             6.50                 53,631(h)           55,368
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                             5.50                912,269             927,185
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2641 Cl KC
 01-15-18                             6.50                392,651             409,479
Federal Natl Mtge Assn
 10-01-23                             4.50                600,000(j)          584,625
 10-01-23                             5.00              1,550,000(j)        1,538,859
 10-01-37                             7.00              2,500,000(j)        2,611,720
 10-01-38                             5.00              7,500,000(j)        7,307,814
 10-01-38                             5.50             16,900,000(j)       16,852,478
 10-01-38                             6.00              1,675,000(j)        1,696,460
 10-01-38                             6.50              3,000,000(j)        3,075,936
Federal Natl Mtge Assn #190988
 06-01-24                             9.00                147,757             161,010
Federal Natl Mtge Assn #250322
 08-01-25                             7.50                291,344             315,914
Federal Natl Mtge Assn #254236
 03-01-17                             6.50                528,561             549,392
Federal Natl Mtge Assn #254383
 06-01-32                             7.50                225,261             242,605
Federal Natl Mtge Assn #545008
 06-01-31                             7.00                885,806             937,671
Federal Natl Mtge Assn #545869
 07-01-32                             6.50                172,939             179,276
Federal Natl Mtge Assn #555376
 04-01-18                             4.50              1,134,684           1,117,997
Federal Natl Mtge Assn #555458
 05-01-33                             5.50                968,120             969,330
Federal Natl Mtge Assn #555734
 07-01-23                             5.00                812,594             799,609
Federal Natl Mtge Assn #653730
 09-01-32                             6.50                668,088             692,405
Federal Natl Mtge Assn #654686
 11-01-32                             6.00                979,570             999,513
Federal Natl Mtge Assn #662061
 09-01-32                             6.50                445,680             460,498
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                113,454             119,261
Federal Natl Mtge Assn #678028
 09-01-17                             6.00              1,675,814           1,714,845
Federal Natl Mtge Assn #688002
 03-01-33                             5.50                895,965             898,009


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #688691
 03-01-33                             5.50%              $372,360            $372,424
Federal Natl Mtge Assn #689093
 07-01-28                             5.50                545,733             549,194
Federal Natl Mtge Assn #712057
 07-01-18                             4.50                329,106             324,266
Federal Natl Mtge Assn #720070
 07-01-23                             5.50              1,390,520           1,396,620
Federal Natl Mtge Assn #731019
 07-01-33                             5.50                885,384             887,205
Federal Natl Mtge Assn #732094
 08-01-18                             5.50                587,023             598,218
Federal Natl Mtge Assn #745079
 12-01-20                             5.00                836,968             834,490
Federal Natl Mtge Assn #745563
 08-01-34                             5.50              2,354,185           2,354,586
Federal Natl Mtge Assn #747339
 10-01-23                             5.50              1,076,480           1,095,324
Federal Natl Mtge Assn #747584
 11-01-28                             5.50              1,062,395           1,069,133
Federal Natl Mtge Assn #753085
 12-01-33                             6.50                712,059             734,636
Federal Natl Mtge Assn #759342
 01-01-34                             6.50              1,029,578           1,068,452
Federal Natl Mtge Assn #768117
 08-01-34                             5.44                378,684(k)          382,805
Federal Natl Mtge Assn #776962
 04-01-29                             5.00              1,559,065           1,532,620
Federal Natl Mtge Assn #804442
 12-01-34                             6.50                607,550             625,472
Federal Natl Mtge Assn #851246
 04-01-36                             6.50              1,330,752           1,369,168
Federal Natl Mtge Assn #881629
 02-01-36                             5.50              2,178,462           2,158,266
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             7.52              1,700,542(g)          392,130
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             9.86                415,320(g)           63,731
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                            15.72                318,301(g)           38,798
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 367 Cl 2
 01-01-36                            11.53              1,989,483(g)          436,579
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 379 Cl 2
 05-01-37                             6.52              2,306,100(g)          511,920
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-133 Cl GB
 12-25-26                             8.00                342,835             367,549
Govt Natl Mtge Assn
 10-01-38                             5.50              2,000,000(j)        1,993,754
 10-01-38                             6.00              2,000,000(j)        2,029,376
Govt Natl Mtge Assn #604708
 10-15-33                             5.50                898,179             901,584
Govt Natl Mtge Assn #616257
 02-15-34                             5.00              1,068,410           1,050,013
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
 08-20-32                            23.10                626,757(g)           95,416
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            72.38                 84,188(g)            4,932


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
MORTGAGE-BACKED (CONT.)
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-16 Cl 3A1B
 01-19-36                             3.37%              $619,156(k)         $278,547
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                            20.00              8,256,310(g)              165
Lehman XS Trust
 Collateralized Mtge Obligation
 Series 2007-5H Cl 1A1
 05-25-37                             6.50              3,242,441           2,189,663
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                             6.00                877,197             775,621
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00              1,522,252           1,362,457
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00                733,122             655,423
Residential Accredit Loans
 Collateralized Mtge Obligation
 Series 2006-QS3 Cl 1A10
 03-25-36                             6.00                748,767             642,155
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                             5.92              1,363,303(k)          942,008
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2003-33H Cl 1A1
 10-25-33                             5.50              1,463,389           1,292,127
Washington Mutual Alternative Mtge Loan Trust
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR1 Cl X2
 12-25-35                            20.00              3,162,284(g)            1,929
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2005-AR14 Cl 2A1
 12-25-35                             5.29                655,160(k)          584,811
Washington Mutual Mtge Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2006-AR10 Cl 1A1
 09-25-36                             5.93                629,514(k)          535,808
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-10 Cl A1
 10-25-35                             5.00              1,619,016           1,384,192
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-5 Cl 2A1
 05-25-35                             5.50              1,303,307           1,169,312
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR12 Cl 1A1
 09-25-36                             6.03                589,755(k)          509,956
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl 5A1
 03-25-36                             5.11              1,401,263(k)        1,248,763
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-11 Cl A68
 08-25-37                             6.00              1,847,071           1,682,216
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-14 Cl 1A2
 10-25-37                             6.00                918,220             644,942
                                                                      ---------------
Total                                                                     127,662,613
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (--%)
DRS Technologies
 11-01-13                             6.88                 60,000              59,400
Moog
 Sr Sub Nts
 06-15-18                             7.25                 85,000(d)           82,025
                                                                      ---------------
Total                                                                         141,425
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

BANKING (1.4%)
Bank of America
 Sr Unsecured
 05-01-18                             5.65%            $2,020,000          $1,739,542
Citigroup
 Sr Unsecured
 02-14-11                             5.13                155,000             144,685
 04-11-13                             5.50                650,000             567,360
 05-15-18                             6.13              1,345,000           1,113,665
Credit Suisse New York
 Sub Nts
 02-15-18                             6.00                365,000             336,023
JPMorgan Chase & Co
 Sr Nts
 01-15-18                             6.00              1,125,000           1,023,439
JPMorgan Chase Bank
 Sub Nts
 10-01-17                             6.00                530,000             485,791
Manufacturers & Traders Trust
 Sub Nts
 12-01-21                             5.63              1,345,000             960,537
Popular North America
 10-01-08                             3.88              3,490,000           3,489,938
                                                                      ---------------
Total                                                                       9,860,980
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88                 25,000(b,j,w)        3,125
 05-02-18                             6.88                720,000(b,w)         90,000
Merrill Lynch & Co
 04-25-18                             6.88                375,000             328,349
Merrill Lynch & Co
 Sr Unsecured
 02-05-13                             5.45                200,000             175,370
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63                445,000             294,497
                                                                      ---------------
Total                                                                         891,341
-------------------------------------------------------------------------------------

CHEMICALS (0.1%)
Airgas
 10-01-18                             7.13                250,000(d)          242,500
INVISTA
 Sr Unsecured
 05-01-12                             9.25                333,000(d)          327,173
NALCO
 11-15-11                             7.75                180,000             176,400
                                                                      ---------------
Total                                                                         746,073
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.2%)
Clorox
 Sr Unsecured
 10-15-12                             5.45                380,000             382,256
 03-01-13                             5.00                815,000             793,785
                                                                      ---------------
Total                                                                       1,176,041
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.1%)
Tyco Electronics Group
 10-01-12                             6.00                 80,000(c)           78,843
 01-15-14                             5.95                645,000(c)          647,473
                                                                      ---------------
Total                                                                         726,316
-------------------------------------------------------------------------------------

ELECTRIC (1.5%)
Consumers Energy
 1st Mtge Series H
 02-17-09                             4.80              1,680,000           1,679,613
Duke Energy Carolinas LLC
 1st Refunding Mtge
 10-01-15                             5.30                230,000             221,865
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                             7.38              1,095,000           1,138,066
Duke Energy Indiana
 1st Mtge
 08-15-38                             6.35                250,000             235,123
Exelon
 Sr Unsecured
 06-15-10                             4.45              1,160,000           1,149,015
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45                510,000             511,630
Florida Power
 1st Mtge
 06-15-38                             6.40                360,000             340,895


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Indiana Michigan Power
 Sr Unsecured
 03-15-37                             6.05%              $815,000            $664,800
Majapahit Holding
 10-17-16                             7.75                100,000(c,d)         85,000
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                             8.56                 23,374              24,076
Nevada Power
 08-01-18                             6.50                375,000             361,089
Nevada Power
 Series M
 03-15-16                             5.95                430,000             404,706
NiSource Finance
 03-01-13                             6.15                425,000             411,367
Northern States Power
 Sr Unsecured
 08-01-09                             6.88                965,000             985,834
PacifiCorp
 1st Mtge
 09-15-13                             5.45                285,000             281,640
 07-15-38                             6.35                460,000             433,742
Portland General Electric
 03-15-10                             7.88                420,000             436,208
Potomac Electric Power
 Sr Secured
 06-01-35                             5.40                295,000             244,512
Progress Energy Carolinas
 1st Mtge
 04-01-38                             6.30                150,000             144,780
Sierra Pacific Power
 Series M
 05-15-16                             6.00                940,000             881,190
Wisconsin Electric Power
 04-01-14                             6.00                190,000(j)          189,333
                                                                      ---------------
Total                                                                      10,824,484
-------------------------------------------------------------------------------------

ENVIRONMENTAL (--%)
Allied Waste North America
 Series B
 04-15-14                             7.38                 90,000              87,525
Allied Waste North America
 Sr Secured
 02-15-14                             6.13                 60,000              55,200
 06-01-17                             6.88                120,000             115,500
                                                                      ---------------
Total                                                                         258,225
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (0.6%)
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75                430,000             445,793
Cott Beverages USA
 12-15-11                             8.00                375,000             262,500
Dr Pepper Snapple Group
 Sr Nts
 05-01-18                             6.82                595,000(d)          574,328
Kraft Foods
 Sr Unsecured
 01-26-39                             6.88                585,000             538,727
Molson Coors Capital Finance
 09-22-10                             4.85              1,605,000(c)        1,611,436
SABMiller
 01-15-14                             5.70              1,135,000(c,d)      1,138,372
                                                                      ---------------
Total                                                                       4,571,156
-------------------------------------------------------------------------------------

GAMING (--%)
Mohegan Tribal Gaming Authority
 Sr Sub Nts
 04-01-12                             8.00                105,000              89,250
-------------------------------------------------------------------------------------

GAS PIPELINES (0.6%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75                520,000             534,258
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80                987,000             935,036
Kinder Morgan Energy Partners LP
 Sr Unsecured
 03-15-11                             6.75                250,000             253,153


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
GAS PIPELINES (CONT.)
Northern Natural Gas
 Sr Unsecured
 02-15-37                             5.80%              $185,000(d)         $157,812
Northwest Pipeline
 Sr Unsecured
 04-15-17                             5.95                765,000             729,231
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90                490,000(d)          433,647
Southern Star Central
 Sr Nts
 03-01-16                             6.75                210,000             192,675
Transcontinental Gas Pipe Line
 Sr Unsecured
 04-15-16                             6.40                731,000             700,487
Transcontinental Gas Pipe Line
 Sr Unsecured Series B
 08-15-11                             7.00                385,000             394,194
                                                                      ---------------
Total                                                                       4,330,493
-------------------------------------------------------------------------------------

HEALTH CARE (0.1%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65                415,000             416,689
Omnicare
 12-15-13                             6.75                365,000             331,238
 12-15-15                             6.88                 50,000              44,500
                                                                      ---------------
Total                                                                         792,427
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.1%)
Coventry Health Care
 Sr Unsecured
 08-15-14                             6.30                240,000             220,086
 03-15-17                             5.95                160,000             133,369
UnitedHealth Group
 Sr Unsecured
 11-15-37                             6.63                215,000             180,739
 02-15-38                             6.88                215,000             192,206
                                                                      ---------------
Total                                                                         726,400
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.9%)
Anadarko Petroleum
 Sr Unsecured
 09-15-09                             3.22                210,000(i)          207,527
 09-15-16                             5.95                990,000             909,924
Canadian Natural Resources
 Sr Unsecured
 02-01-39                             6.75                325,000(c)          262,559
EnCana Holdings Finance
 05-01-14                             5.80                100,000(c)           95,527
EnCana
 Sr Nts
 10-15-13                             4.75                120,000(c)          111,434
EnCana
 Sr Unsecured
 11-01-11                             6.30              1,335,000(c)        1,360,779
Nexen
 11-20-13                             5.05                290,000(c)          275,730
Quicksilver Resources
 08-01-15                             8.25                350,000             325,500
SandRidge Energy
 Sr Nts
 06-01-18                             8.00                 70,000(d)           60,550
XTO Energy
 Sr Unsecured
 02-01-14                             4.90              1,910,000           1,810,467
 01-31-15                             5.00                470,000             432,709
 06-30-15                             5.30                390,000             362,495
                                                                      ---------------
Total                                                                       6,215,201
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.3%)
Marathon Oil
 Sr Unsecured
 03-15-18                             5.90                900,000             791,095
Petro-Canada
 Sr Unsecured
 05-15-38                             6.80                885,000(c)          701,122
Suncor Energy
 Sr Unsecured
 06-01-39                             6.85                255,000(c)          220,373
TNK-BP Finance
 03-13-18                             7.88                100,000(c,d)         84,000
                                                                      ---------------
Total                                                                       1,796,590
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

LIFE INSURANCE (0.4%)
MetLife
 Sr Unsecured Series A
 08-15-18                             6.82%              $585,000            $558,311
Metropolitan Life Global Funding I
 Sr Secured
 04-10-13                             5.13                975,000(d)          916,592
Pricoa Global Funding I
 Secured
 10-18-12                             5.40                970,000(d)          918,350
Principal Life Income Funding Trusts
 Sr Secured
 12-14-12                             5.30                760,000             734,317
                                                                      ---------------
Total                                                                       3,127,570
-------------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Comcast
 03-15-11                             5.50              1,275,000           1,262,540
 03-15-37                             6.45              1,110,000             895,285
 05-15-38                             6.40                280,000             220,411
CSC Holdings
 Sr Unsecured Series B
 07-15-09                             8.13                249,000             246,510
                                                                      ---------------
Total                                                                       2,624,746
-------------------------------------------------------------------------------------

MEDIA NON CABLE (1.1%)
British Sky Broadcasting Group
 02-23-09                             6.88              1,515,000(c)        1,514,652
 02-15-18                             6.10                800,000(c,d)        766,656
DIRECTV Holdings LLC/Financing
 05-15-16                             7.63                335,000(d)          309,875
EchoStar DBS
 10-01-13                             7.00                 30,000              25,875
 10-01-14                             6.63                 61,000              48,953
 02-01-16                             7.13                125,000             100,313
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70                 55,000              45,744
News America
 12-15-35                             6.40                815,000             684,625
 11-15-37                             6.65                 95,000              79,679
Reed Elsevier Capital
 08-01-11                             6.75                840,000             876,392
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13              1,250,000           1,090,613
Thomson Reuters
 10-01-14                             5.70              1,700,000(c)        1,689,367
 07-15-18                             6.50                550,000(c)          526,000
                                                                      ---------------
Total                                                                       7,758,744
-------------------------------------------------------------------------------------

NON CAPTIVE CONSUMER (--%)
American Express
 Sr Unsecured
 03-19-38                             8.15                 95,000              84,067
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Gaz Capital
 Secured
 11-22-16                             6.21                100,000(c,d)         79,500
Halliburton
 Sr Unsecured
 09-15-38                             6.70                495,000             473,568
                                                                      ---------------
Total                                                                         553,068
-------------------------------------------------------------------------------------

PACKAGING (0.1%)
Owens-Brockway Glass Container
 05-15-13                             8.25                515,000             512,425
Vitro
 02-01-17                             9.13                170,000(c)          110,500
                                                                      ---------------
Total                                                                         622,925
-------------------------------------------------------------------------------------

PAPER (--%)
Smurfit-Stone Container Enterprises
 Sr Unsecured
 03-15-17                             8.00                125,000              97,500
-------------------------------------------------------------------------------------

RAILROADS (0.3%)
CSX
 Sr Unsecured
 03-15-12                             6.30                480,000             479,706
 03-15-13                             5.75              1,030,000             982,199
 04-01-15                             6.25                775,000             738,298
                                                                      ---------------
Total                                                                       2,200,203
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

REITS (0.1%)
Brandywine Operating Partnership LP
 05-01-17                             5.70%              $170,000            $133,948
ERP Operating LP
 Sr Unsecured
 06-15-17                             5.75                460,000             383,832
Simon Property Group LP
 Sr Unsecured
 12-01-16                             5.25                 80,000              68,233
                                                                      ---------------
Total                                                                         586,013
-------------------------------------------------------------------------------------

RETAILERS (0.4%)
Home Depot
 Sr Unsecured
 03-01-11                             5.20                230,000             224,051
Kohl's
 Sr Unsecured
 12-15-17                             6.25                290,000             267,989
Macys Retail Holdings
 07-15-09                             4.80              2,050,000           2,003,598
                                                                      ---------------
Total                                                                       2,495,638
-------------------------------------------------------------------------------------

SUPERMARKETS (--%)
Kroger
 04-15-12                             6.75                330,000             334,918
-------------------------------------------------------------------------------------

TECHNOLOGY (--%)
Communications & Power Inds
 02-01-12                             8.00                 15,000              14,194
-------------------------------------------------------------------------------------

TOBACCO (0.1%)
Philip Morris Intl
 Sr Unsecured
 05-16-18                             5.65                605,000             559,222
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Erac USA Finance
 10-15-17                             6.38              2,095,000(d)        1,711,757
-------------------------------------------------------------------------------------

TREASURY (--%)
Govt of Indonesia
 (Indonesian Rupiah)
 07-15-22                            10.25          1,848,000,000(c)          158,142
-------------------------------------------------------------------------------------

WIRELESS (0.1%)
Nextel Communications
 Series D
 08-01-15                             7.38                450,000             297,000
Nextel Communications
 Series E
 10-31-13                             6.88                 20,000              13,600
Rogers Communications
 08-15-18                             6.80                650,000(c)          617,500
                                                                      ---------------
Total                                                                         928,100
-------------------------------------------------------------------------------------

WIRELINES (2.0%)
AT&T
 Sr Unsecured
 03-15-11                             6.25              1,630,000           1,647,360
 01-15-38                             6.30                320,000             265,009
 05-15-38                             6.40              1,195,000           1,008,787
Frontier Communications
 Sr Unsecured
 01-15-13                             6.25                165,000             154,481
Telecom Italia Capital
 11-15-13                             5.25              2,445,000(c)        2,169,180
Telefonica Europe
 09-15-10                             7.75              2,195,000(c)        2,241,007
TELUS
 Sr Unsecured
 06-01-11                             8.00              3,260,000(c)        3,452,568
Verizon Communications
 04-15-38                             6.90                715,000             626,459
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88              2,255,000           2,254,910
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65                595,000             590,242
Windstream
 08-01-16                             8.63                132,000             121,770
 03-15-19                             7.00                 30,000              24,000
                                                                      ---------------
Total                                                                      14,555,773
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $314,409,932)                                                     $296,491,427
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

MUNICIPAL BONDS (0.1%)
NAME OF
ISSUER AND                          COUPON           PRINCIPAL
TITLE OF ISSUE                       RATE              AMOUNT                VALUE(a)

TOBACCO
Tobacco Settlement Financing Corporation
 Revenue Bonds
 Series 2007A-1
 06-01-46                            6.71%            $860,000               $689,428
-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $859,914)                                                             $689,428
-------------------------------------------------------------------------------------




SENIOR LOANS (0.4%)(L)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

CONSTRUCTION MACHINERY (--%)
Manitowoc
 Tranche B Term Loan
 TBD                                     TBD           $125,000(j,s)         $119,438
-------------------------------------------------------------------------------------


CONSUMER CYCLICAL SERVICES (--%)
West Corp.
 Tranche B2 Term Loan
 10-24-13                          5.17-6.08%           393,015               294,761
-------------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Community Health Systems
 Delayed Draw Term Loan
 TBD                                     TBD             33,427(j,r,s)         29,347
Community Health Systems
 Term Loan
 07-25-14                          5.06-5.97            653,602               573,810
HCA
 Tranche B Term Loan
 11-17-13                               6.01          1,044,812               925,118
                                                                      ---------------
Total                                                                       1,528,275
-------------------------------------------------------------------------------------

MEDIA CABLE (0.1%)
Charter Communications
 Term Loan
 09-06-14                               4.80            611,380               485,876
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.1%)
Idearc
 Tranche B Term Loan
 11-17-14                          4.47-4.80            331,426               194,438
Nielsen Finance
 Term Loan
 08-09-13                               4.80            424,426(c)            373,494
                                                                      ---------------
Total                                                                         567,932
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $3,614,725)                                                         $2,996,282
-------------------------------------------------------------------------------------




MONEY MARKET FUND (1.4%)(v)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 2.31%                                    10,117,994(q)        $10,117,994
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $10,117,994)                                                       $10,117,994
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $804,058,361)(y)                                                  $754,717,387
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION/
CONTRACT DESCRIPTION       LONG/(SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
U.S. Long Bond, 20-year          40         $4,686,875    Dec. 2008        $13,794
U.S. Treasury Note, 5-         (308)       (34,568,189)   Jan. 2009       (118,135)
  year
U.S. Treasury Note, 10-        (126)       (14,442,750)   Dec. 2008        125,210
  year
------------------------------------------------------------------------------------
Total                                                                      $20,869
------------------------------------------------------------------------------------


CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                            REFERENCED       BUY/SELL   PAY/RECEIVE    EXPIRATION     NOTIONAL   UNREALIZED
COUNTERPARTY                  ENTITY        PROTECTION   FIXED RATE       DATE         AMOUNT   APPRECIATION
------------------------------------------------------------------------------------------------------------
Goldman Sachs           Home Depot              Buy          .50%    March 20, 2011   $215,000      $4,175
------------------------------------------------------------------------------------------------------------
Goldman Sachs           ConAgra Foods           Buy          .18     Sept. 20, 2011    430,000       2,448
------------------------------------------------------------------------------------------------------------
Citibank                Reed Elsevier           Buy          .26     Sept. 20, 2011    205,000       1,441
                        Capital
------------------------------------------------------------------------------------------------------------
Goldman Sachs           FirstEnergy             Buy          .60      Dec. 20, 2011    115,000         141
------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank    Kroger                  Buy          .36     March 20, 2012    330,000       1,383
------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank    Cardinal Health         Buy         .225      June 20, 2012    415,000       3,384
------------------------------------------------------------------------------------------------------------
Citibank                Clorox                  Buy          .31      Dec. 20, 2012    340,000       4,715
------------------------------------------------------------------------------------------------------------
JP Morgan Chase Bank    NiSource Finance        Buy          .55      Dec. 20, 2012    425,000      22,780
------------------------------------------------------------------------------------------------------------
Total                                                                                              $40,467
------------------------------------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Sept. 30, 2008, the value of foreign securities represented 7.4% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2008, the value of these securities amounted to $19,807,628 or 2.8% of net assets.

(e) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

AMBAC  --   Ambac Assurance Corporation
FSA    --   Financial Security Assurance
MBIA   --   MBIA Insurance Corporation




--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Sept. 30, 2008.

(h) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield similar to a zero coupon bond.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2008.

(j) At Sept. 30, 2008, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $44,914,451.

(k) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on Sept. 30, 2008.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Sept. 30, 2008:

                                PRINCIPAL   SETTLEMENT    PROCEEDS
     SECURITY                     AMOUNT       DATE      RECEIVABLE     VALUE
     -------------------------------------------------------------------------
     Federal Natl Mtge Assn
      10-01-22 5.50%              $25,000    10-20-08      $25,480     $25,195


(n) At Sept. 30, 2008, investments in securities included securities valued at $363,900 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.


--------------------------------------------------------------------------------
36  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(o)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2008, is as follows:

                                           ACQUISITION
     SECURITY                                 DATES                 COST
     ----------------------------------------------------------------------
     Apollo Mgmt LP*                 08-02-07 thru 01-16-08      $1,986,350
     Banc of America Funding*
       Series 2006-2 Cl N1
       7.25% 2046                    11-14-06 thru 07-21-08          43,461
     Oaktree Capital Group LLC Cl A
       Unit*                         05-21-07 thru 07-19-07       1,326,920
     Virgin Media                    11-21-05 thru 07-29-08       5,993,420


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended

(p) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.

(r) At Sept. 30, 2008, the Fund had unfunded senior loan commitments pursuant to the terms of the loan agreement. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement.

                                                      UNFUNDED
     BORROWER                                        COMMITMENT
     ----------------------------------------------------------
     Community Health Systems
       Delayed Draw                                    $33,427


(s) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(t) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(u) At Sept. 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(v) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.02% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 1.38% of net assets.

(w) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(x) On Dec. 17, 2007, Renaissance Home Equity Loan Trust Series 2007-2 filed a Chapter 11 bankruptcy petition.

(y) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $812,209,136 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $46,365,967
     Unrealized depreciation                         (103,857,716)
     ------------------------------------------------------------
     Net unrealized depreciation                     $(57,491,749)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS
(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
38  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $793,940,367)                    $  744,599,393
  Affiliated money market fund (identified cost $10,117,994)                  10,117,994
----------------------------------------------------------------------------------------
Total investments in securities (identified cost $804,058,361)               754,717,387
Cash                                                                              28,014
Capital shares receivable                                                        151,895
Dividends and accrued interest receivable                                      3,480,232
Receivable for investment securities sold                                      6,271,764
Variation margin receivable                                                      545,733
Unrealized appreciation on swap contracts                                         40,467
----------------------------------------------------------------------------------------
Total assets                                                                 765,235,492
----------------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments, at value (proceeds receivable $25,480)                  25,195
Capital shares payable                                                         1,103,074
Payable for investment securities purchased                                    7,399,317
Payable for securities purchased on a forward-commitment basis                44,914,451
Payable upon return of securities loaned                                         142,200
Accrued investment management services fees                                       10,026
Accrued distribution fees                                                        304,579
Accrued transfer agency fees                                                         338
Accrued administrative services fees                                               1,109
Accrued plan administration services fees                                         21,476
Other accrued expenses                                                           176,629
----------------------------------------------------------------------------------------
Total liabilities                                                             54,098,394
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $  711,137,098
----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $      784,897
Additional paid-in capital                                                 1,484,218,831
Undistributed net investment income                                            2,429,365
Accumulated net realized gain (loss)                                        (727,021,086)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies         (49,274,909)
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $  711,137,098
----------------------------------------------------------------------------------------
*Including securities on loan, at value                                   $      126,242
----------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                              NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $634,072,106           69,966,655                       $9.06(1)
Class B                     $ 26,100,296            2,897,118                       $9.01
Class C                     $  3,748,762              416,783                       $8.99
Class R4                    $ 47,215,934            5,209,145                       $9.06
-----------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.61. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  39

STATEMENT OF OPERATIONS --------------------------------------------------------


INVESTMENT INCOME
Income:
Dividends                                                      $  15,080,782
Interest                                                          18,258,577
Income distributions from affiliated money market fund               916,772
Fee income from securities lending                                   103,816
  Less foreign taxes withheld                                       (113,406)
----------------------------------------------------------------------------
Total income                                                      34,246,541
----------------------------------------------------------------------------
Expenses:
Investment management services fees                                3,977,541
Distribution fees
  Class A                                                          1,987,290
  Class B                                                            415,034
  Class C                                                             46,083
Transfer agency fees
  Class A                                                          1,148,706
  Class B                                                             65,036
  Class C                                                              6,944
  Class R4                                                            29,155
Administrative services fees                                         519,542
Plan administration services fees -- Class R4                        145,867
Compensation of board members                                         17,819
Custodian fees                                                       190,018
Printing and postage                                                 168,300
Registration fees                                                     64,550
Professional fees                                                     41,434
Other                                                                 32,952
----------------------------------------------------------------------------
Total expenses                                                     8,856,271
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                   (26,921)
  Earnings and bank fee credits on cash balances                     (50,212)
----------------------------------------------------------------------------
Total net expenses                                                 8,779,138
----------------------------------------------------------------------------
Investment income (loss) -- net                                   25,467,403
----------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                          (24,685,416)
  Foreign currency transactions                                        1,847
  Futures contracts                                               (2,345,492)
  Swap transactions                                                 (671,493)
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          (27,700,554)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                            (176,425,445)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (204,125,999)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(178,658,596)
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
40  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                    2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   25,467,403  $   24,897,873
Net realized gain (loss) on investments                          (27,700,554)     77,941,649
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         (176,425,445)     19,798,105
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (178,658,596)    122,637,627
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (20,790,904)    (22,608,527)
    Class B                                                         (758,288)     (1,068,645)
    Class C                                                          (88,354)        (80,488)
    Class R4                                                      (1,603,522)     (1,849,535)
--------------------------------------------------------------------------------------------
Total distributions                                              (23,241,068)    (25,607,195)
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                  26,402,043      52,210,031
  Class B shares                                                   3,273,944       7,209,884
  Class C shares                                                   1,339,826       1,463,152
  Class R4 shares                                                  8,306,212       8,134,920
Reinvestment of distributions at net asset value
  Class A shares                                                  18,206,635      19,775,408
  Class B shares                                                     740,931       1,045,199
  Class C shares                                                      80,278          77,212
  Class R4 shares                                                  1,603,477       1,849,492
Payments for redemptions
  Class A shares                                                (160,417,284)   (184,678,740)
  Class B shares                                                 (20,284,043)    (32,849,311)
  Class C shares                                                  (1,719,452)     (1,039,487)
  Class R4 shares                                                (15,966,497)    (90,858,581)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (138,433,930)   (217,660,821)
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (340,333,594)   (120,630,389)
Net assets at beginning of year                                1,051,470,692   1,172,101,081
--------------------------------------------------------------------------------------------
Net assets at end of year                                     $  711,137,098  $1,051,470,692
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $    2,429,365  $      979,425
--------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.46       $10.52        $9.84        $9.25        $8.47
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .30(b)       .26(b)       .24          .21          .19
Net gains (losses) (both realized and
 unrealized)                                         (2.42)         .95          .68          .61          .77
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.12)        1.21          .92          .82          .96
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.28)        (.27)        (.24)        (.23)        (.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.06       $11.46       $10.52        $9.84        $9.25
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $634         $929         $959         $990       $1,077
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                 .95%        1.07%        1.01%        1.03%        1.01%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.86%        2.31%        2.42%        2.13%        2.01%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                            105%         124%         126%         130%         131%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (18.73%)      11.57%        9.46%        8.86%       11.32%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average daily net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 86% for the year ended Sept. 30, 2008.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
42  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.39       $10.45        $9.78        $9.19        $8.41
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(b)       .17(b)       .16          .14          .11
Net gains (losses) (both realized and
 unrealized)                                         (2.40)         .95          .67          .59          .77
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.18)        1.12          .83          .73          .88
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.20)        (.18)        (.16)        (.14)        (.10)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.01       $11.39       $10.45        $9.78        $9.19
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $26          $52          $70          $81         $113
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.71%        1.84%        1.78%        1.81%        1.78%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.10%        1.53%        1.63%        1.35%        1.23%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                            105%         124%         126%         130%         131%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (19.35%)      10.78%        8.54%        8.02%       10.51%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average daily net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 86% for the year ended Sept. 30, 2008.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.38       $10.44        $9.77        $9.19        $8.41
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(b)       .17(b)       .16          .14          .12
Net gains (losses) (both realized and
 unrealized)                                         (2.41)         .96          .67          .59          .77
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.19)        1.13          .83          .73          .89
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.20)        (.19)        (.16)        (.15)        (.11)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.99       $11.38       $10.44        $9.77        $9.19
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $4           $5           $4           $3           $3
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.71%        1.82%        1.78%        1.81%        1.78%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.11%        1.57%        1.61%        1.35%        1.25%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(e)                            105%         124%         126%         130%         131%
--------------------------------------------------------------------------------------------------------------
Total return(f)                                    (19.41%)      10.86%        8.58%        7.97%       10.57%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average daily net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 86% for the year ended Sept. 30, 2008.
(f) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
44  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(A)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $11.47       $10.52        $9.84        $9.25        $8.46
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .32(b)       .27(b)       .26          .23          .21
Net gains (losses) (both realized and
 unrealized)                                         (2.44)         .96          .68          .60          .77
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.12)        1.23          .94          .83          .98
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.29)        (.28)        (.26)        (.24)        (.19)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.06       $11.47       $10.52        $9.84        $9.25
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $47          $66         $139         $164         $182
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .86%         .96%         .83%         .87%         .85%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .81%         .94%         .83%         .87%         .85%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.01%        2.40%        2.57%        2.29%        2.16%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(g)                            105%         124%         126%         130%         131%
--------------------------------------------------------------------------------------------------------------
Total return                                       (18.69%)      11.79%        9.65%        9.05%       11.63%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average daily net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. The ratio of net expenses after reduction for earnings and bank fee credits was 0.80% for the year ended Sept. 30, 2008.
(g) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 86% for the year ended Sept. 30, 2008.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Balanced Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

The Fund offers Class A, Class B, Class C and Class R4 shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class R4 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics,

--------------------------------------------------------------------------------
46  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Sept. 30, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Sept. 30, 2008 was $4,414,548 representing 0.62% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS AND UNFUNDED LOAN COMMITMENTS Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Sept. 30, 2008, the Fund has outstanding when-issued securities of $44,893,523 and other forward-commitments of $20,928.

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the Portfolio of Investments. At Sept. 30, 2008, the Fund has entered into unfunded loan commitments of $33,427.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the

--------------------------------------------------------------------------------
48  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S.

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Sept. 30, 2008, the Fund had no outstanding forward foreign currency contracts.

FORWARD SALE COMMITMENTS
The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments.

CREDIT DEFAULT SWAP TRANSACTIONS
The Fund may enter into credit default swap contracts to increase or decrease its credit exposure to an issuer, obligation, portfolio, or index of issuers or obligations, to hedge its exposure on an obligation that it owns or in lieu of selling such obligations. As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Fund will be required to deliver either the referenced obligation or an equivalent cash amount to the protection seller and in exchange the Fund will receive the notional amount from the seller. The difference between the value of the obligation delivered and the notional amount received will be recorded as a realized gain (loss). As the seller of a credit default swap contract, the Fund sells protection to

--------------------------------------------------------------------------------
50  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Fund will receive the referenced obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation received and the notional amount paid will be recorded as a realized gain (loss). As a protection seller, the maximum amount of the payment made by the Fund may equal the notional amount (shown in the Credit Default Swap Contracts Outstanding table following the Portfolio of Investments), at par, of the underlying index or security as a result of the related credit event.

The notional amounts of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) on the Statement of Operations. At Sept. 30, 2008, there were no credit default swap contracts outstanding which had a premium paid or received by the Fund. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.

Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

CMBS TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into swap agreements to earn the total return on a specified security or index of fixed income securities. CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. Under the terms of the swaps, the Fund either receives or pays the total return on a reference security or index applied to a notional principal amount. In return, the Fund agrees to pay or receive from the counterparty a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


time realized gain (loss) is recorded. Payments received or made are recorded as realized gains (losses).

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk that the counterparty will default on its obligation to pay net amounts due to the Fund. At Sept. 30, 2008, the Fund had no outstanding CMBS total return swap contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate

--------------------------------------------------------------------------------
52  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $776,395 and accumulated net realized loss has been decreased by $776,395.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                       2008          2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income..................   $20,790,904   $22,608,527
    Long-term capital gain...........            --            --
CLASS B
Distributions paid from:
    Ordinary income..................       758,288     1,068,645
    Long-term capital gain...........            --            --
CLASS C
Distributions paid from:
    Ordinary income..................        88,354        80,488
    Long-term capital gain...........            --            --
CLASS R4
Distributions paid from:
    Ordinary income..................     1,603,522     1,849,535
    Long-term capital gain...........            --            --


At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   2,695,215
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $(718,823,723)
Unrealized appreciation (depreciation)........  $ (57,738,122)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 30, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Oct. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid at the end of the calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.53% to 0.35% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Balanced Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.08%

--------------------------------------------------------------------------------
54  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $787,804 for the year ended Sept. 30, 2008. The management fee for the year ended Sept. 30, 2008 was 0.44% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2008, other expenses paid to this company were $3,217.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $961,000 and $32,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $254,578 for Class A, $32,043 for Class B and $965 for Class C for the year ended Sept. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R4............................................  0.81%


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $26,692




--------------------------------------------------------------------------------
56  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R4...........................................  $229


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  0.90%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Sept. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $50,212 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations, but including mortgage dollar rolls) aggregated $953,085,803 and $1,063,338,081, respectively, for the year ended Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                       YEAR ENDED SEPT. 30, 2008
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               2,571,032    1,795,730    (15,393,223)     (11,026,461)
Class B                 310,830       72,851     (2,016,893)      (1,633,212)
Class C                 129,685        7,966       (168,724)         (31,073)
Class R4                806,172      158,267     (1,532,604)        (568,165)
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

                                       YEAR ENDED SEPT. 30, 2007
                                   ISSUED FOR
                                   REINVESTED                        NET
                         SOLD    DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
--------------------------------------------------------------------------------
Class A               4,617,850    1,763,665    (16,546,762)     (10,165,247)
Class B                 648,970       94,040     (2,896,628)      (2,153,618)
Class C                 131,567        6,935        (93,235)          45,267
Class R4                730,462      165,129     (8,352,148)      (7,456,557)
--------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned (e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower). The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2008, securities valued at $126,242 were on loan to brokers. For collateral, the Fund received $142,200 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $103,816 for the year ended Sept. 30, 2008. Expenses paid to the Investment Manager as securities lending agent were $2,696 for the year ended Sept. 30, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $292,660,502 and $322,799,826, respectively, for the year ended Sept. 30, 2008. The income distributions received with respect to the

--------------------------------------------------------------------------------
58  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Under the prior credit facility, interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the year ended Sept. 30, 2008.

8. CAPITAL LOSS CARRY-OVER AND POST-OCTOBER LOSS

For federal income tax purposes, the Fund had a capital loss carry-over of $688,474,000 at Sept. 30, 2008, that if not offset by capital gains will expire as follows:


    2010            2011            2012
$294,910,142    $368,676,980    $24,886,878


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Sept. 30, 2008, the Fund had a post-October loss of $30,349,723 that is treated for income tax purposes as occurring on Oct. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs has been offset or expire.

9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these

--------------------------------------------------------------------------------
60  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
62  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE BALANCED FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Balanced Fund (the Fund) (one of the portfolios constituting the RiverSource Investments Series, Inc.) as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Balanced Fund of the RiverSource Investment Series, Inc. at September 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
64  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................     64.58%
    Dividends Received Deduction for corporations................     60.12%
    U.S. Government Obligations..................................     12.40%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
66  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
100 Park Avenue            2008*                 former Director, Great Western Financial Corporation
New York, NY 10017                               (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            2008*                 Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas).
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
68  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
70  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be

--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  71

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


performed by RiverSource Investments). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance, although weaker than previous years, reflected the interrelationship of particularly volatile market conditions with the investment strategies employed by the portfolio management team.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was

--------------------------------------------------------------------------------
72  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


slightly below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.


--------------------------------------------------------------------------------
                             RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT  73

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
74  RIVERSOURCE BALANCED FUND -- 2008 ANNUAL REPORT

RIVERSOURCE BALANCED FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                          S-6326 AD (11/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED LARGE CAP GROWTH FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND SEEKS
TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL
GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                             (SINGLE STRATEGY FUND ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   23

Statement of Operations............   24

Statements of Changes in Net
  Assets...........................   26

Financial Highlights...............   28

Notes to Financial Statements......   37

Report of Independent Registered
  Public Accounting Firm...........   52

Federal Income Tax Information.....   54

Board Members and Officers.........   55

Proxy Voting.......................   60



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Disciplined Large Cap Growth Fund (the Fund) Class A shares declined 25.78% (excluding sales charge) for the 12 months ended Sept. 30, 2008.

> The Fund underperformed its benchmark, the Russell 1000(R) Growth Index, which decreased 20.88% during the same period.

> The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which declined 22.91%.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2008)
--------------------------------------------------------------------------------


                                                         Since
                                             1 year  inception(a)
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth
  Fund
  Class A (excluding sales charge)          -25.78%     -17.84%
-----------------------------------------------------------------
Russell 1000(R) Growth Index (unmanaged)    -20.88%     -14.44%
-----------------------------------------------------------------
Lipper Large-Cap Growth Funds Index         -22.91%     -14.37%
-----------------------------------------------------------------



(a) Fund data is from May 17, 2007. Russell 1000 Growth Index and Lipper peer group data is from June 1, 2007.

(See "The Fund's Long-Term Performance" for index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                            Total
---------------------------------
Class A                     1.13%
---------------------------------
Class B                     1.89%
---------------------------------
Class C                     1.90%
---------------------------------
Class I                     0.71%
---------------------------------
Class R2                    1.51%
---------------------------------
Class R3                    1.26%
---------------------------------
Class R4                    1.00%
---------------------------------
Class R5                    0.76%
---------------------------------
Class W                     1.10%
---------------------------------





--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2008

                                                            SINCE
Without sales charge                             1 YEAR  INCEPTION*
Class A (inception 5/17/07)                     -25.78%    -17.84%
-------------------------------------------------------------------
Class B (inception 5/17/07)                     -26.35%    -18.47%
-------------------------------------------------------------------
Class C (inception 5/17/07)                     -26.39%    -18.50%
-------------------------------------------------------------------
Class I (inception 5/17/07)                     -25.50%    -17.56%
-------------------------------------------------------------------
Class R2 (inception 5/17/07)                    -25.86%    -18.02%
-------------------------------------------------------------------
Class R3 (inception 5/17/07)                    -25.60%    -17.76%
-------------------------------------------------------------------
Class R4 (inception 5/17/07)                    -25.49%    -17.61%
-------------------------------------------------------------------
Class R5 (inception 5/17/07)                    -25.52%    -17.57%
-------------------------------------------------------------------
Class W (inception 8/1/08)                         N/A     -12.95%
-------------------------------------------------------------------

WITH SALES CHARGE
Class A (inception 5/17/07)                     -30.04%    -21.29%
-------------------------------------------------------------------
Class B (inception 5/17/07)                     -30.02%    -20.86%
-------------------------------------------------------------------
Class C (inception 5/17/07)                     -27.12%    -18.50%
-------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For Classes with less than 10 years performance.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------


At Sept. 30, 2008, approximately 84% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Large Cap Growth Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 45, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Large Cap Growth Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information of the Fund's expenses, see the discussions beginning on pages 12 and 41.

Dear Shareholders:

RiverSource Disciplined Large Cap Growth Fund (the Fund) Class A shares declined 25.78% (excluding sales charge) for the 12 months ended Sept. 30, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index (Russell Index), which decreased 20.88% during the

SECTOR DIVERSIFICATION(1) (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      9.1%
------------------------------------------------
Consumer Staples                           14.0%
------------------------------------------------
Energy                                     14.9%
------------------------------------------------
Financials                                  6.5%
------------------------------------------------
Health Care                                14.5%
------------------------------------------------
Industrials                                10.5%
------------------------------------------------
Information Technology                     19.9%
------------------------------------------------
Materials                                   3.0%
------------------------------------------------
Utilities                                   0.1%
------------------------------------------------
Other(2)                                    7.5%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


same period. The Fund also underperformed the Lipper Large-Cap Growth Funds Index, representing the Fund's peer group, which declined 22.91%.

SIGNIFICANT PERFORMANCE FACTORS
Financial markets globally struggled during the annual period given the intensifying credit crisis, further downdrafts in the U.S. housing market, and uncertainty surrounding the impact a U.S. economic slowdown could have on international economies. Investors also faced soaring energy prices, unemployment and inflation for most of the annual period. In an effort to prop up the slumping economy and stabilize the financial markets, the U.S. Federal Reserve Board (the Fed) cut the targeted federal funds rate by a dramatic 275 basis points, or 2.75%, bringing it to 2.00% by the end of April 2008. In addition, the government passed an economic stimulus package. Despite all of these efforts, the markets continued to experience high volatility and downward pressures on stock and commodity prices over the summer. In September, the markets were roiled by Lehman Brothers and Washington Mutual filing for bankruptcy as well as by the government taking control of mortgage giants Fannie Mae and Freddie Mac and providing an emergency loan to save insurer AIG. Just days after the end of the annual period, a $700 billion bailout package was passed by Congress in an effort to jump-start the credit markets and provide some stability for the economy. Given these macroeconomic conditions, U.S. and international equities experienced

TOP TEN HOLDINGS (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Wal-Mart Stores                             5.0%
------------------------------------------------
Occidental Petroleum                        3.6%
------------------------------------------------
Apple                                       3.1%
------------------------------------------------
Intel                                       3.1%
------------------------------------------------
Johnson & Johnson                           3.0%
------------------------------------------------
Home Depot                                  2.1%
------------------------------------------------
Union Pacific                               2.1%
------------------------------------------------
Merck & Co                                  2.0%
------------------------------------------------
Exxon Mobil                                 2.0%
------------------------------------------------
Philip Morris Intl                          1.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

both a sizable correction and heightened volatility during the annual period.

The Fund's performance resulted from the performance of the three quantitative investment models -- momentum, value and quality-adjusted value -- we employ in selecting stocks for the Fund's portfolio. Under the Fund's investment process, the three models choose the large-cap growth stocks for the portfolio. During the reporting period, the quality-adjusted value model outperformed the Russell Index, but not enough to offset the underperformance of the value and momentum models. Still, we believe the style diversification provided by the three very different quantitative models is a significant investment advantage that may allow the Fund to outperform its benchmark in most market environments over the long term.

In managing risk associated with investing in large-cap growth stocks, we use a proprietary risk management system and portfolio optimizer that allow us to combine the recommendations of our stock selection models and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits on monthly portfolio turnover. In addition, the style diversification provided by utilizing three models diminishes the likelihood that the Fund will significantly underperform if one investment style is unrewarded by the market for an extended period of time. During the period, we used these and other techniques to reduce the expected risk of the portfolio and to avoid large deviations from the Russell Index.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, during the period, the Fund's sector allocation overall proved beneficial. Indeed, the only positioning that detracted from performance during the period was the Fund's sizable allocation to financials, which was driven primarily from our value model.

Because of our investment process, most of the Fund's underperformance resulted from poor stock selection, particularly in financials and to a lesser degree in consumer staples, energy and health care. However, stock selection in consumer discretionary, materials, industrials and consumer staples contributed positively to the Fund's results.


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Some stocks that contributed favorably to the Fund's return included MOSAIC (selected by the momentum model); WAL-MART STORES (all three models); TRANSOCEAN (momentum), JOHNSON & JOHNSON (quality), and National Oilwell Varco (momentum). Among individual holdings, the stocks that detracted most from the Fund's results were several financial companies chosen by the value model -- namely, AMERICAN INTERNATIONAL GROUP, MORGAN STANLEY, FREDDIE MAC and MERRILL LYNCH & CO. APPLE was also a disappointment, chosen initially by the momentum model.

CHANGES TO THE FUND'S PORTFOLIO
Most changes in the portfolio's sector allocation during the period were the direct result of stock selection. With that, during the period, the Fund's allocation to materials, industrials and utilities decreased and its exposure to consumer staples increased. The number of holdings in the portfolio was increased from approximately 170 to about 200 over the reporting period.

OUR FUTURE STRATEGY
Large-cap growth stocks outperformed their value-oriented counterparts during the annual period. However, as conditions have grown increasingly uncertain and volatile during recent months, it is unclear how this segment will fare in the months ahead. Indeed, we believe we began to see, at the end of September, a change in leadership in terms of the quantitative models we use. It appeared that quality-adjusted value and value may have been gaining and momentum may have been slowing down. That said, we believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and


  Large-cap growth
  stocks outperformed
  their value-oriented
  counterparts during
  the annual period.




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

the diversified portfolio is well positioned for any potential market condition. It is our strong belief in the advantage of style diversification over the long term that is one of the primary reasons for our use of valuation models in a growth portfolio.

We continue to favor larger-cap vs. smaller-cap names within the Russell Index given the uncertain economic view ahead. However, whether there is ongoing outperformance from large-cap growth stocks or a downturn, the combination of models should, in our view, help us deliver value relative to the Russell Index over extended periods of time.

We are equally convinced of the merit of our multifaceted, disciplined approach to monitoring risk in the portfolio. We believe this combination of style diversification and rigorous risk measures will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.



(PHOTO - DIMITRIS BERTSIMAS)           (PHOTO - GINA MOURTZINOU)

Dimitris Bertsimas, PhD                Gina Mourtzinou, PhD
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Disciplined Large Cap Growth Fund Class A shares (from 6/1/07 to 9/30/08)* as compared to the performance of two widely cited performance indices, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from May 17, 2007. Russell 1000 Growth Index and Lipper peer group data is from June 1, 2007.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2008
                                                                  SINCE
                                                     1 YEAR   INCEPTION(3)
RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $6,996       $7,196
--------------------------------------------------------------------------
        Average annual total return                 -30.04%      -21.29%
--------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(1)
        Cumulative value of $10,000                  $7,912       $8,122
--------------------------------------------------------------------------
        Average annual total return                 -20.88%      -14.44%
--------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX(2)
        Cumulative value of $10,000                  $7,709       $8,132
--------------------------------------------------------------------------
        Average annual total return                 -22.91%      -14.37%
--------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND LINE GRAPH)

                     RIVERSOURCE DISCIPLINED
                            LARGE CAP
                           GROWTH FUND
                             CLASS A              RUSSELL 1000      LIPPER LARGE-CAP
                         (INCLUDES SALES        GROWTH INDEX(1)       GROWTH FUNDS
                         CHARGE)                                    INDEX(2)
                     -----------------------    ---------------    -----------------
6/1/07                       $    9,425               $ 10,000            $ 10,000
9/30/07                           9,696                 10,265              10,548
3/31/08                           8,382                  9,149               9,392
9/30/08                           7,196                  8,122               8,132




(1) The Russell 1000 Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from May 17, 2007. Russell 1000 Growth Index and Lipper peer group data is from June 1, 2007.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2008(A)  SEPT. 30, 2008  THE PERIOD(B)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  858.60        $5.13(d)       1.10%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.55        $5.57(d)       1.10%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  854.60        $8.65(d)       1.86%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.74        $9.40(d)       1.86%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  854.60        $8.60(d)       1.85%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,015.79        $9.35(d)       1.85%
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  860.00        $3.12(d)        .67%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.71        $3.40(d)        .67%
----------------------------------------------------------------------------------------------

Class R2
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  857.60        $6.80(d)       1.46%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.75        $7.38(d)       1.46%
----------------------------------------------------------------------------------------------

Class R3
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  859.90        $5.64(d)       1.21%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.00        $6.12(d)       1.21%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  860.00        $4.57(d)        .98%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.16        $4.96(d)        .98%
----------------------------------------------------------------------------------------------

Class R5
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  860.00        $3.31(d)        .71%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,021.51        $3.60(d)        .71%

----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                    BEGINNING         ENDING         EXPENSES
                                  ACCOUNT VALUE    ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2008(A)  SEPT. 30, 2008  THE PERIOD(B)  EXPENSE RATIO
----------------------------------------------------------------------------------------------
Class W
----------------------------------------------------------------------------------------------
  Actual(e)                          $1,000          $  870.50        $1.72(d)       1.10%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.55        $5.57(d)       1.10%
----------------------------------------------------------------------------------------------


(a) The beginning account value for Class W is as of Aug. 1, 2008 (when shares of the class became publicly available) for actual expense calculations, and as of April 1, 2008 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, I, R2, R3, R4 and R5 are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Class W are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from Aug. 1, 2008 to Sept. 30, 2008). Hypothetical expenses for Class W is equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Sept. 30, 2008: -14.14% for Class A, -14.54% for Class B, -14.54% for Class C, -14.00% for Class I, -14.24% for Class R2, -14.01% for Class R3, -14.00% for Class R4 and -14.00%
    for Class R5.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds) will not exceed 1.28% for Class A, 2.04% for Class B, 2.03% for Class C, 0.90% for Class I, 1.70% for Class R2, 1.45% for Class R3, 1.20% for Class R4, 0.95% for Class R5 and 1.35% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Oct. 1, 2008. Had this change been in effect the entire six month period ended Sept. 30, 2008, the actual and hypothetical expenses paid for each class would have been the same as those expenses presented in the table above.
(e) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008: -12.95% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (92.1%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.5%)
L-3 Communications Holdings                               1,259              $123,785
United Technologies                                      15,361               922,582
                                                                      ---------------
Total                                                                       1,046,367
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.5%)
CH Robinson Worldwide                                    14,103               718,689
United Parcel Service Cl B                                2,414               151,816
                                                                      ---------------
Total                                                                         870,505
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Johnson Controls                                         11,458               347,521
-------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Harley-Davidson                                          20,029               747,082
-------------------------------------------------------------------------------------

BEVERAGES (3.3%)
Coca-Cola                                                53,860             2,848,117
PepsiCo                                                  49,616             3,536,132
                                                                      ---------------
Total                                                                       6,384,249
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (2.5%)
Amgen                                                    10,665(b)            632,115
Genentech                                                38,844(b)          3,444,686
Gilead Sciences                                          17,121(b)            780,375
                                                                      ---------------
Total                                                                       4,857,176
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.2%)
Masco                                                    22,730               407,776
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.3%)
BlackRock                                                 1,026               199,557
Goldman Sachs Group                                      18,805             2,407,041
Merrill Lynch & Co                                       40,774             1,031,582
Morgan Stanley                                           88,106             2,026,438
State Street                                             10,272               584,271
                                                                      ---------------
Total                                                                       6,248,889
-------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Celanese Series A                                         8,179               228,276
Monsanto                                                 19,708(d)          1,950,697
Praxair                                                  21,186             1,519,884
                                                                      ---------------
Total                                                                       3,698,857
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.1%)
Synovus Financial                                        13,043               134,995
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.9%)
Cisco Systems                                            16,709(b)            376,955
CommScope                                                 2,026(b)             70,181
Corning                                                  10,462               163,626
Harris                                                    2,821               130,330
JDS Uniphase                                             11,809(b)             99,904
QUALCOMM                                                 65,117             2,798,077
                                                                      ---------------
Total                                                                       3,639,073
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (6.8%)
Apple                                                    52,502(b)          5,967,378
Dell                                                    100,215(b)          1,651,544
Diebold                                                   4,549               150,617
EMC                                                      93,019(b)          1,112,507
IBM                                                      13,438             1,571,709
Lexmark Intl Cl A                                        26,885(b)            875,644
NCR                                                       7,263(b)            160,149
QLogic                                                   13,234(b)            203,274
SanDisk                                                  14,325(b)            280,054
Seagate Technology                                       15,903(c)            192,744
Western Digital                                          37,792(b)            805,725
                                                                      ---------------
Total                                                                      12,971,345
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Jacobs Engineering Group                                  2,415(b)            131,159
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
American Express                                         17,492               619,742
SLM                                                      17,845(b)            220,207
                                                                      ---------------
Total                                                                         839,949
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONTAINERS & PACKAGING (0.1%)
Owens-Illinois                                            9,212(b)           $270,833
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.5%)
Career Education                                          9,496(b)            155,260
H&R Block                                                34,561               786,262
                                                                      ---------------
Total                                                                         941,522
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.1%)
SunPower Cl B                                             3,942(b)            272,184
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.0%)
Amphenol Cl A                                             4,266               171,237
Arrow Electronics                                        13,372(b)            350,614
Avnet                                                    35,903(b)            884,291
Jabil Circuit                                            11,226               107,096
Natl Instruments                                          6,175               185,559
Sanmina-SCI                                             108,923(b)            152,492
Trimble Navigation                                        3,660(b)             94,648
                                                                      ---------------
Total                                                                       1,945,937
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.3%)
Diamond Offshore Drilling                                 1,263               130,165
ENSCO Intl                                                7,329               422,370
FMC Technologies                                          7,532(b)            350,615
Halliburton                                              94,558             3,062,734
Nabors Inds                                              30,514(b,c)          760,409
Noble                                                     9,111               399,973
Oil States Intl                                           6,660(b)            235,431
Patterson-UTI Energy                                     18,213               364,624
Tidewater                                                 3,337               184,736
Unit                                                      5,049(b)            251,541
Weatherford Intl                                         87,137(b)          2,190,624
                                                                      ---------------
Total                                                                       8,353,222
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.3%)
Costco Wholesale                                         19,823             1,287,107
Kroger                                                    6,559               180,241
Walgreen                                                 33,360             1,032,826
Wal-Mart Stores                                         158,759             9,508,077
                                                                      ---------------
Total                                                                      12,008,251
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.0%)
Dean Foods                                               11,329(b)            264,645
General Mills                                            14,185               974,794
Sara Lee                                                 48,646               614,399
                                                                      ---------------
Total                                                                       1,853,838
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Becton Dickinson & Co                                     6,151               493,679
Varian Medical Systems                                    8,212(b)            469,152
                                                                      ---------------
Total                                                                         962,831
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.1%)
Cardinal Health                                          29,109             1,434,492
CIGNA                                                    35,782             1,215,872
Express Scripts                                          14,956(b)          1,104,052
Health Net                                               11,610(b)            273,996
Humana                                                    5,400(b)            222,480
Lincare Holdings                                          9,443(b)            284,140
Quest Diagnostics                                         3,170               163,794
Tenet Healthcare                                         33,417(b)            185,464
UnitedHealth Group                                       39,056               991,632
                                                                      ---------------
Total                                                                       5,875,922
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.1%)
Intl Game Technology                                     16,195               278,230
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker                                            2,518               152,969
Centex                                                    8,701               140,956
Garmin                                                    5,381(b,c)          182,631
NVR                                                         399(b)            228,228
Pulte Homes                                              11,419               159,523
                                                                      ---------------
Total                                                                         864,307
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.3%)
Kimberly-Clark                                           10,289               667,139
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.3%)
3M                                                       14,813             1,011,876
Textron                                                  15,678               459,052
Tyco Intl                                                30,652(c)          1,073,433
                                                                      ---------------
Total                                                                       2,544,361
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INSURANCE (2.7%)
ACE                                                      19,606(c)         $1,061,273
AFLAC                                                    30,243             1,776,775
American Intl Group                                     152,634               508,271
Hanover Insurance Group                                   3,653               166,285
HCC Insurance Holdings                                   10,588               285,876
PartnerRe                                                 2,051(c)            139,653
Prudential Financial                                      9,599               691,128
Transatlantic Holdings                                    2,323               126,255
WR Berkley                                               13,052               307,375
XL Capital Cl A                                           7,145(c)            128,181
                                                                      ---------------
Total                                                                       5,191,072
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.0%)
Google Cl A                                               3,664(b)          1,467,505
VeriSign                                                 14,213(b)            370,675
                                                                      ---------------
Total                                                                       1,838,180
-------------------------------------------------------------------------------------

IT SERVICES (1.9%)
Affiliated Computer Services Cl A                         6,283(b)            318,108
Global Payments                                           4,125               185,048
Hewitt Associates Cl A                                   25,465(b)            927,945
MasterCard Cl A                                           4,743               841,076
Total System Services                                     8,235               135,054
Western Union                                            47,708             1,176,956
                                                                      ---------------
Total                                                                       3,584,187
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.2%)
Mattel                                                   17,454               314,870
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Charles River Laboratories Intl                           5,726(b)            317,965
Covance                                                   4,165(b)            368,228
Illumina                                                 13,552(b)            549,262
                                                                      ---------------
Total                                                                       1,235,455
-------------------------------------------------------------------------------------

MACHINERY (1.8%)
Bucyrus Intl                                              9,600               428,928
Deere & Co                                                9,065               448,718
Eaton                                                     1,976               111,012
Flowserve                                                 1,809               160,585
Illinois Tool Works                                      22,797             1,013,326
Ingersoll-Rand Cl A                                      16,412(c)            511,561
Joy Global                                               10,637               480,154
PACCAR                                                    7,766               296,584
Terex                                                     1,921(b)             58,629
                                                                      ---------------
Total                                                                       3,509,497
-------------------------------------------------------------------------------------

MEDIA (0.1%)
New York Times Cl A                                       9,758               139,442
-------------------------------------------------------------------------------------

METALS & MINING (0.9%)
AK Steel Holding                                          6,943               179,963
Cliffs Natural Resources                                 11,318               599,175
Newmont Mining                                            8,716               337,832
Reliance Steel & Aluminum                                 1,603                60,866
United States Steel                                       8,081               627,166
                                                                      ---------------
Total                                                                       1,805,002
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Dollar Tree                                              14,466(b)            525,984
Family Dollar Stores                                     11,216               265,819
Kohl's                                                    9,970(b)            459,418
Target                                                    3,882               190,412
                                                                      ---------------
Total                                                                       1,441,633
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.1%)
CenterPoint Energy                                       18,207               265,276
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Zebra Technologies Cl A                                   5,744(b)            159,970
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.5%)
Alpha Natural Resources                                   8,395(b)            431,755
Chesapeake Energy                                        52,131             1,869,418
CONSOL Energy                                            19,811               909,127
EOG Resources                                            25,128             2,247,951
Exxon Mobil                                              48,224             3,745,075
Frontline                                                 6,948(c)            333,990
Hess                                                     18,809             1,543,843
Occidental Petroleum                                     98,004             6,904,381
Peabody Energy                                           28,695             1,291,275
Sunoco                                                    5,063               180,142


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Valero Energy                                             9,739              $295,092
Whiting Petroleum                                         6,375(b)            454,283
                                                                      ---------------
Total                                                                      20,206,332
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Alberto-Culver                                            7,210               196,400
-------------------------------------------------------------------------------------

PHARMACEUTICALS (7.8%)
Eli Lilly & Co                                           42,589             1,875,194
Forest Laboratories                                      34,643(b)            979,704
Johnson & Johnson                                        83,235             5,766,521
Merck & Co                                              118,991             3,755,356
Mylan                                                    21,250(b)            242,675
Wyeth                                                    60,493             2,234,611
                                                                      ---------------
Total                                                                      14,854,061
-------------------------------------------------------------------------------------

ROAD & RAIL (5.8%)
Burlington Northern Santa Fe                             24,819             2,294,020
CSX                                                      36,080             1,968,886
Kansas City Southern                                      5,894(b)            261,458
Norfolk Southern                                         33,288(d)          2,203,998
Ryder System                                              7,016               434,992
Union Pacific                                            56,083             3,990,866
                                                                      ---------------
Total                                                                      11,154,220
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (5.0%)
Altera                                                    9,283               191,972
Analog Devices                                           34,078               897,955
Cree                                                      1,491(b)             33,965
Cypress Semiconductor                                    14,372(b)             75,022
Intel                                                   315,542             5,910,102
Intl Rectifier                                           16,433(b)            312,556
Lam Research                                              4,114(b)            129,550
Linear Technology                                        19,161               587,476
Maxim Integrated Products                                 6,650               119,833
Natl Semiconductor                                        8,419               144,891
NVIDIA                                                   17,275(b)            185,015
Rambus                                                    3,765(b)             48,380
Silicon Laboratories                                      4,910(b)            150,737
Xilinx                                                   33,524               786,138
                                                                      ---------------
Total                                                                       9,573,592
-------------------------------------------------------------------------------------

SOFTWARE (2.3%)
Activision Blizzard                                      12,828(b)            197,936
ANSYS                                                    17,899(b)            677,835
Autodesk                                                  4,285(b)            143,762
Microsoft                                                53,814             1,436,296
Oracle                                                   19,514(b)            396,329
Red Hat                                                  47,866(b)            721,341
Salesforce.com                                           15,515(b)            750,926
                                                                      ---------------
Total                                                                       4,324,425
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (6.2%)
Abercrombie & Fitch Cl A                                  8,727               344,280
AutoZone                                                  1,602(b)            197,591
Bed Bath & Beyond                                        15,989(b)            502,214
Best Buy                                                 12,602               472,575
Home Depot                                              156,651             4,055,694
Lowe's Companies                                        117,199             2,776,444
Office Depot                                             13,152(b)             76,545
O'Reilly Automotive                                       5,571(b)            149,136
RadioShack                                               44,097               761,996
Ross Stores                                              16,946               623,782
Sherwin-Williams                                          6,352               363,080
Staples                                                  26,294               591,615
TJX Companies                                            14,732               449,621
Urban Outfitters                                          9,287(b)            295,977
Williams-Sonoma                                          11,399               184,436
                                                                      ---------------
Total                                                                      11,844,986
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.2%)
Coach                                                     8,125(b)            203,450
Nike Cl B                                                 4,011               268,336
                                                                      ---------------
Total                                                                         471,786
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Freddie Mac                                              49,091                87,382
-------------------------------------------------------------------------------------

TOBACCO (2.9%)
Altria Group                                             91,176             1,808,932
Philip Morris Intl                                       74,522             3,584,508
UST                                                       3,532               235,019
                                                                      ---------------
Total                                                                       5,628,459
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $223,422,250)                                                     $176,989,747
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MONEY MARKET FUND (7.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.31%              14,295,021(e)        $14,295,021
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $14,295,021)                                                       $14,295,021
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $237,717,271)(f)                                                  $191,284,768
=====================================================================================



INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                   49         $14,300,650    Dec. 2008      $(461,084)


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2008, the value of foreign securities represented 2.3% of net assets.

(d) At Sept. 30, 2008, investments in securities included securities valued at $1,794,020 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.

(f) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $238,690,437 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                          $2,870,851
Unrealized depreciation                         (50,276,520)
-----------------------------------------------------------
Net unrealized depreciation                    $(47,405,669)
-----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $223,422,250)          $176,989,747
  Affiliated money market fund (identified cost $14,295,021)     14,295,021
---------------------------------------------------------------------------
Total investments in securities (identified cost
  $237,717,271)                                                 191,284,768
Capital shares receivable                                           278,672
Dividends receivable                                                261,739
Variation margin receivable                                         595,350
---------------------------------------------------------------------------
Total assets                                                    192,420,529
---------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                      72,000
Capital shares payable                                              159,200
Accrued investment management services fees                           3,007
Accrued distribution fees                                            12,676
Accrued transfer agency fees                                             35
Accrued administrative services fees                                    301
Accrued plan administration services fees                                18
Other accrued expenses                                               64,204
---------------------------------------------------------------------------
Total liabilities                                                   311,441
---------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $192,109,088
---------------------------------------------------------------------------
REPRESENTED BY
Capital stock -- $.01 par value                                $    250,241
Additional paid-in capital                                      243,989,997
Undistributed net investment income                               1,010,078
Accumulated net realized gain (loss)                             (6,247,641)
Unrealized appreciation (depreciation) on investments           (46,893,587)
---------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $192,109,088
---------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS    SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $ 25,775,970            3,371,206                       $7.65(1)
Class B                     $  2,911,541              384,045                       $7.58
Class C                     $  1,725,877              227,595                       $7.58
Class I                     $161,645,963           21,034,723                       $7.68
Class R2                    $      7,654                1,000                       $7.65
Class R3                    $      7,669                1,000                       $7.67
Class R4                    $     22,347                2,910                       $7.68
Class R5                    $      7,680                1,000                       $7.68
Class W                     $      4,387                  573                       $7.66
-----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $8.12. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS  -------------------------------------------------------
SEPT. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $  2,466,350
Interest                                                                161
Income distributions from affiliated money market fund              237,050
---------------------------------------------------------------------------
Total income                                                      2,703,561
---------------------------------------------------------------------------
Expenses:
Investment management services fees                                 905,956
Distribution fees
  Class A                                                            35,017
  Class B                                                            16,268
  Class C                                                            10,920
  Class R2                                                               47
  Class R3                                                               24
  Class W                                                                 2
Transfer agency fees
  Class A                                                            23,213
  Class B                                                             2,928
  Class C                                                             1,851
  Class R2                                                                4
  Class R3                                                                4
  Class R4                                                                8
  Class R5                                                                4
  Class W                                                                 2
Administrative services fees                                        101,276
Plan administration services fees
  Class R2                                                               24
  Class R3                                                               24
  Class R4                                                               40
Compensation of board members                                         3,563
Custodian fees                                                       31,227
Printing and postage                                                 35,400
Registration fees                                                    93,055
Professional fees                                                    22,103
Other                                                                10,924
---------------------------------------------------------------------------
Total expenses                                                    1,293,884
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                      (78)
  Earnings and bank fee credits on cash balances                       (533)
---------------------------------------------------------------------------
Total net expenses                                                1,293,273
---------------------------------------------------------------------------
Investment income (loss) -- net                                   1,410,288

---------------------------------------------------------------------------


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        $ (5,089,147)
  Futures contracts                                                (691,773)
---------------------------------------------------------------------------
Net realized gain (loss) on investments                          (5,780,920)
Net change in unrealized appreciation (depreciation) on
  investments                                                   (48,243,862)
---------------------------------------------------------------------------
Net gain (loss) on investments                                  (54,024,782)
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(52,614,494)
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                   2008        2007*
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $  1,410,288  $   130,414
Net realized gain (loss) on investments                          (5,780,920)    (301,840)
Net change in unrealized appreciation (depreciation) on
  investments                                                   (48,243,862)   1,289,020
----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (52,614,494)   1,117,594
----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                         (33,917)          --
    Class B                                                          (2,117)          --
    Class C                                                            (154)          --
    Class I                                                        (506,673)          --
    Class R2                                                             (7)          --
    Class R3                                                            (26)          --
    Class R4                                                            (37)          --
    Class R5                                                            (43)          --
  Net realized gain
    Class A                                                         (12,531)          --
    Class B                                                          (1,262)          --
    Class C                                                            (116)          --
    Class I                                                        (151,047)          --
    Class R2                                                            (14)          --
    Class R3                                                            (14)          --
    Class R4                                                            (14)          --
    Class R5                                                            (14)          --
----------------------------------------------------------------------------------------
Total distributions                                                (707,986)          --

----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED SEPT. 30,                                                   2008        2007*
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $ 31,522,149  $ 4,203,275
  Class B shares                                                  4,151,999      305,140
  Class C shares                                                  2,050,659       20,277
  Class I shares                                                141,470,007   74,478,364
  Class R4 shares                                                    18,565           --
  Class W shares                                                      5,000          N/A
Reinvestment of distributions at net asset value
  Class A shares                                                     45,970           --
  Class B shares                                                      3,300           --
  Class C shares                                                        238           --
  Class I shares                                                    650,811           --
Payments for redemptions
  Class A shares                                                 (4,315,364)     (58,477)
  Class B shares                                                   (891,230)         (62)
  Class C shares                                                    (13,895)          --
  Class I shares                                                 (9,947,467)  (9,458,307)
  Class R4 shares                                                       (24)          --
----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  164,750,718   69,490,210
----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         111,428,238   70,607,804
Net assets at beginning of year                                  80,680,850   10,073,046**
----------------------------------------------------------------------------------------
Net assets at end of year                                      $192,109,088  $80,680,850
----------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                       $  1,010,078  $   142,720
----------------------------------------------------------------------------------------


 * For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
** Initial capital of $10,000,000 was contributed on May 10, 2007. The Fund had an increase in net assets resulting from operations of $73,046 during the period from May 10, 2007 to May 17, 2007 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS  ----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.36       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .05          .01
Net gains (losses) (both realized and
 unrealized)                                         (2.71)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.66)         .29
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.65       $10.36
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $26           $4
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.13%        1.44%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.13%        1.38%(f)
-----------------------------------------------------------------------
Net investment income (loss)                          .51%         .22%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return(i)                                    (25.78%)       2.88%(j)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.33       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (2.69)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.71)         .26
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.03)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.04)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.58       $10.33
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $3          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.89%        2.17%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.89%        2.14%(f)
-----------------------------------------------------------------------
Net investment income (loss)                         (.25%)       (.49%)(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return(i)                                    (26.35%)       2.58%(j)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.33       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                       (.02)        (.02)
Net gains (losses) (both realized and
 unrealized)                                         (2.70)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.72)         .26
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.02)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.03)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.58       $10.33
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $2          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.90%        2.27%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.90%        2.13%(f)
-----------------------------------------------------------------------
Net investment income (loss)                         (.25%)       (.53%)(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return(i)                                    (26.39%)       2.58%(j)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Total return does not reflect payment of a sales charge.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.37       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .03
Net gains (losses) (both realized and
 unrealized)                                         (2.71)         .27
-----------------------------------------------------------------------
Total from investment operations                     (2.63)         .30
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.06)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.68       $10.37
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $162          $76
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .71%         .95%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .71%         .95%(f)
-----------------------------------------------------------------------
Net investment income (loss)                          .89%         .71%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return                                       (25.50%)       2.98%(i)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.34       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.70)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.67)         .27
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.02)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.65       $10.34
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.51%        1.98%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.26%        1.78%(f)
-----------------------------------------------------------------------
Net investment income (loss)                          .35%        (.15%)(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return                                       (25.86%)       2.68%(i)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.35       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .06          .00(d)
Net gains (losses) (both realized and
 unrealized)                                         (2.70)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.64)         .28
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.03)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.04)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.67       $10.35
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(e),(f)                         1.26%        1.73%(g)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f),(h),(i)                     1.01%        1.53%(g)
-----------------------------------------------------------------------
Net investment income (loss)                          .60%         .10%(g)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return                                       (25.60%)       2.78%(j)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Rounds to zero.
(e) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(f) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(g) Adjusted to an annual basis.
(h) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(i) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(j) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.36       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .01
Net gains (losses) (both realized and
 unrealized)                                         (2.71)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.63)         .29
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.04)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.05)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.68       $10.36
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.00%        1.48%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .81%        1.28%(f)
-----------------------------------------------------------------------
Net investment income (loss)                          .84%         .35%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return                                       (25.49%)       2.88%(i)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.37       $10.07
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .08          .02
Net gains (losses) (both realized and
 unrealized)                                         (2.71)         .28
-----------------------------------------------------------------------
Total from investment operations                     (2.63)         .30
-----------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)          --
Distributions from realized gains                     (.01)          --
-----------------------------------------------------------------------
Total distributions                                   (.06)          --
-----------------------------------------------------------------------
Net asset value, end of period                       $7.68       $10.37
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .76%        1.22%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .76%        1.03%(f)
-----------------------------------------------------------------------
Net investment income (loss)                          .85%         .60%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%          21%
-----------------------------------------------------------------------
Total return                                       (25.52%)       2.98%(i)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  35

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                 $8.80
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .01
Net gains (losses) (both realized and
 unrealized)                                         (1.15)
-----------------------------------------------------------------------
Total from investment operations                     (1.14)
-----------------------------------------------------------------------
Net asset value, end of period                       $7.66
-----------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
-----------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.13%(f)
-----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.13%(f)
-----------------------------------------------------------------------
Net investment income (loss)                          .98%(f)
-----------------------------------------------------------------------
Portfolio turnover rate                                70%
-----------------------------------------------------------------------
Total return                                       (12.95%)(i)
-----------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the period ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Large Cap Growth Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with market capitalizations of over $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Growth Index at the time of purchase. On May 10, 2007, Ameriprise Financial, Inc. (Ameriprise Financial), the parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) invested $10,000,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 993,000 shares for Class I, 1,000 shares for Class R2, 1,000 shares for Class R3, 1,000 shares for Class R4 and 1,000 shares for Class R5), which represented the initial capital for each class at $10 per share. On or about Aug. 31, 2007, Ameriprise Financial transferred its ownership interest in invested initial capital in the Fund to the Investment Manager. Shares of the Fund were first offered to the public on May 17, 2007.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Effective Aug. 1, 2008, the Fund offers Class W shares which are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned 100% of Class I, and the Investment Manager owned 100% of Class R2, Class R3, Class R5 and Class W shares. At Sept. 30, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 84% of the total outstanding Fund shares.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair


--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Sept. 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, re-characterization of REIT distributions, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $44 and accumulated net realized loss has been increased by $44.

The tax character of distributions paid for the periods indicated is as follows:

YEAR ENDED SEPT. 30,                           2008*   2007**
-------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income........................  $ 46,448   $ --
    Long-term capital gain.................        --     --
CLASS B
Distributions paid from:
    Ordinary income........................     3,379     --
    Long-term capital gain.................        --     --
CLASS C
Distributions paid from:
    Ordinary income........................       270     --
    Long-term capital gain.................        --     --


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED SEPT. 30,                           2008*   2007**
-------------------------------------------------------------
CLASS I
Distributions paid from:
    Ordinary income........................  $657,720   $ --
    Long-term capital gain.................        --     --
CLASS R2
Distributions paid from:
    Ordinary income........................        21     --
    Long-term capital gain.................        --     --
CLASS R3
Distributions paid from:
    Ordinary income........................        40     --
    Long-term capital gain.................        --     --
CLASS R4
Distributions paid from:
    Ordinary income........................        51     --
    Long-term capital gain.................        --     --
CLASS R5
Distributions paid from:
    Ordinary income........................        57     --
    Long-term capital gain.................        --     --
CLASS W
Distributions paid from:
    Ordinary income........................        --    N/A
    Long-term capital gain.................        --    N/A


 *Class W is for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
**For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income..................  $  1,013,663
Undistributed long-term capital gain...........  $         --
Accumulated realized loss......................  $ (5,736,409)
Unrealized appreciation (depreciation).........  $(47,408,404)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items

--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Oct. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Growth Funds Index. In certain

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $106,808 for the year ended Sept. 30, 2008. The management fee for the year ended Sept. 30, 2008 was 0.54% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2008, was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2008, other expenses paid to this company were $217.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as a principal underwriter and distributor to the Fund. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $94,000 and $11,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $86,946 for Class A, $667 for Class B and $72 for Class C for the year ended Sept. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.26%
Class R3............................................  1.01
Class R4............................................  0.81




--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2............................................  $24
Class R3............................................   24
Class R4............................................   30


Under an agreement which was effective until Sept. 30, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.39%
Class B.............................................  2.15
Class C.............................................  2.15
Class I.............................................  1.03
Class R2............................................  1.83
Class R3............................................  1.58
Class R4............................................  1.33
Class R5............................................  1.08
Class W.............................................  1.48


Effective Oct. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.03
Class I.............................................  0.90
Class R2............................................  1.70
Class R3............................................  1.45
Class R4............................................  1.20
Class R5............................................  0.95
Class W.............................................  1.35


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


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46  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


EARNINGS AND BANK FEE CREDITS
During the year ended Sept. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $533 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $262,280,552 and $110,900,287, respectively, for year ended Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                         YEAR ENDED SEPT. 30, 2008
                                      ISSUED FOR
                                      REINVESTED                       NET
                           SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                  3,430,962       4,639       (477,626)       2,957,975
Class B                    453,193         334       (101,099)         352,428
Class C                    226,180          24         (1,632)         224,572
Class I                 14,739,376      65,606     (1,096,267)      13,708,715
Class R4                     1,913          --             (3)           1,910
Class W*                       573          --             --              573
----------------------------------------------------------------------------------


                                        YEAR ENDED SEPT. 30, 2007**
                                      ISSUED FOR
                                      REINVESTED                       NET
                           SOLD     DISTRIBUTIONS   REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                    417,994          --         (5,763)         412,231
Class B                     30,623          --             (6)          30,617
Class C                      2,023          --             --            2,023
Class I                  7,255,241          --       (922,233)       6,333,008
----------------------------------------------------------------------------------


 *For the period from Aug. 1, 2008 (when shares became publicly available) to
  Sept. 30, 2008.
**For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $174,716,526 and $162,662,804, respectively, for year ended Sept. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Under the prior credit facility, interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the year ended Sept. 30, 2008.

7. POST-OCTOBER LOSS

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses

--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



realized between Nov. 1, 2007 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. At Sept. 30, 2008, the Fund had a post-October loss of $5,736,409 that is treated for income tax purposes as occurring on Oct. 1, 2008.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal

--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and

--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Large Cap Growth Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 17, 2007 (when shares became publicly available ) to September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Large Cap Growth Fund of the RiverSource Investment Series, Inc. at September 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for the year then ended and for the period from May 17, 2007 (when shares became publicly available) to September 30, 2007, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  53

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%


The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007, Board     College                                                  Inc. (manufactures
Minneapolis, MN 55402      member since 2002                                                              irrigation systems)
Age 69

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
100 Park Avenue            2008*                 former Director, Great Western Financial Corporation
New York, NY 10017                               (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            2008*                 Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
56  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
         RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT  59

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
60  RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND -- 2008 ANNUAL REPORT

RIVERSOURCE DISCIPLINED LARGE CAP GROWTH FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6285 D (11/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DISCIPLINED LARGE CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    4

Fund Expenses Example..............   10

Portfolio of Investments...........   13

Statement of Assets and
  Liabilities......................   19

Statement of Operations............   20

Statement of Changes in Net
  Assets...........................   22

Financial Highlights...............   23

Notes to Financial Statements......   32

Report of Independent Registered
  Public Accounting Firm...........   45

Federal Income Tax Information.....   47

Board Members and Officers.........   48

Approval of Investment Management
  Services Agreement...............   53

Proxy Voting.......................   55



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE  ---------------------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total  Net expenses(a)
----------------------------------------
Class A           4.21%       1.28%
----------------------------------------
Class B           5.03%       2.04%
----------------------------------------
Class C           5.02%       2.03%
----------------------------------------
Class I           3.83%       0.90%
----------------------------------------
Class R2          4.63%       1.70%
----------------------------------------
Class R3          4.38%       1.45%
----------------------------------------
Class R4          4.16%       1.20%
----------------------------------------
Class R5          3.88%       0.95%
----------------------------------------
Class W           4.28%       1.35%
----------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.28% for Class A, 2.04% for Class B, 2.03% for Class C, 0.90% for Class I, 1.70% for Class R2, 1.45% for Class R3, 1.20% for Class R4, 0.95% for Class R5 and 1.35% for Class W.




--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  3

MANAGER COMMENTARY -------------------------------------------------------------

At Sept. 30, 2008, approximately 44% of the Fund's shares were owned in the aggregate by affiliated funds-of-funds managed by RiverSource Investments, LLC (RiverSource). As a result of asset allocation decisions by RiverSource, it is possible that RiverSource Disciplined Large Cap Value Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds (see page 41, Class I capital share transactions for related activity during the most recent fiscal period). RiverSource seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Disciplined Large Cap Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds. For more information on the Fund's expenses, see the discussions beginning on pages 10 and 37.

Dear Shareholders:

SIGNIFICANT PERFORMANCE FACTORS
Global financial markets were under great pressure during August and September, as the credit crisis worsened, the U.S. housing market experienced further downdrafts, and uncertainty around the impact a U.S. economic slowdown could have on global economies heightened.

SECTOR DIVERSIFICATION(1) (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     12.7%
------------------------------------------------
Consumer Staples                            9.6%
------------------------------------------------
Energy                                     12.1%
------------------------------------------------
Financials                                 27.0%
------------------------------------------------
Health Care                                 7.6%
------------------------------------------------
Industrials                                 6.5%
------------------------------------------------
Information Technology                      1.2%
------------------------------------------------
Materials                                   4.4%
------------------------------------------------
Telecommunication Services                  0.6%
------------------------------------------------
Utilities                                   5.0%
------------------------------------------------
Other(2)                                   13.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
4  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Investors also faced soaring unemployment and inflation. On the other hand, as global economic conditions deteriorated, major commodities such as crude oil lost their upward momentum and retreated significantly from their highs. September was especially challenging, as the markets were roiled by Lehman Brothers and Washington Mutual filing for bankruptcy as well as by the government taking control of mortgage giants Fannie Mae and Freddie Mac and providing an emergency loan to save insurer AIG. Just days after the end of the annual period, a $700 billion bailout package was passed by Congress in an effort to jump-start the credit markets and provide some stability for the economy. All told, it was one of the most volatile periods in history for the equity markets.

To manage the Fund we employ three quantitative investment models -- momentum, value and quality-adjusted value. Under the Fund's investment process, the three models choose the large-cap value stocks for the portfolio. We believe the style diversification provided by the three very different quantitative models is a significant investment advantage

TOP TEN HOLDINGS (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Citigroup                                   5.3%
------------------------------------------------
Procter & Gamble                            4.9%
------------------------------------------------
Pfizer                                      4.7%
------------------------------------------------
US Bancorp                                  3.3%
------------------------------------------------
Allstate                                    3.2%
------------------------------------------------
Wal-Mart Stores                             3.1%
------------------------------------------------
Tyco Intl                                   2.2%
------------------------------------------------
FirstEnergy                                 2.2%
------------------------------------------------
Home Depot                                  1.7%
------------------------------------------------
Nucor                                       1.5%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holding are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



that may allow the Fund to outperform its benchmark in most market environments over the long term.

- The momentum model singles out groups of companies that appear to have improving prospects based on the pattern of stock returns observed over history.

- The value model selects undervalued stocks based on proprietary estimates of future corporate earnings.

- The quality-adjusted value model selects undervalued securities by adjusting the valuations of stocks to take into account each indicator of quality, such as earnings stability and debt load.

In our effort to manage risk associated with investing in large-cap value stocks, we use a proprietary risk management system and portfolio optimizer that allows us to combine the recommendations of our stock selection models and manage our exposure to several key factors, including industry, sector and market capitalization. The portfolio optimizer also places strict limits on monthly portfolio turnover. In addition, the style diversification provided by utilizing our three models diminishes the likelihood that the Fund will significantly underperform if one investment style is unrewarded by the market for an extended period of time. Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks.

CHANGES TO THE FUND'S PORTFOLIO
Given the Fund's inception in August of this year, it was not a matter of making changes during the reporting period but rather of building the portfolio using our three quantitative models. Approximately 50% of the Fund's total net assets were allocated to the momentum model, 30% to the value model, and 20% to the quality-adjusted value model. Any changes in the portfolio's sector allocation over the period were modest and were the direct result of stock selection.


--------------------------------------------------------------------------------
6  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


OUR FUTURE STRATEGY
Large-cap value stocks outperformed their growth-oriented counterparts since the Fund's inception Aug. 1, 2008 through Sept. 30, 2008. However, as conditions have grown increasingly uncertain and volatile during recent months, it is unclear how this segment will fare in the months ahead. We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for any potential market condition. It is our strong belief in the advantage of style diversification over the long term that is one of the primary reasons for our use of a momentum model in a value portfolio.



  We believe our use of multiple investment disciplines serves the Fund well in all investment environments over the long term, and the diversified portfolio is well positioned for any potential market condition.






--------------------------------------------------------------------------------
           RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


We continue to favor larger-cap vs. smaller-cap names within the Russell Index, given the uncertain economic view ahead. We are equally convinced of the merit of our multifaceted, disciplined approach to monitoring risk in the portfolio. We believe this combination of style diversification and rigorous risk measures will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.



(D BERTSIMAS PHOTO)                                                   (G MOURTZINOU PHOTO)

Dimitris Bertsimas, PhD                                               Gina Mourtzinou, PhD
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
8  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
10  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                      Ending         Expenses
                                    BEGINNING      account value   paid during     Annualized
                                ACCOUNT VALUE(a)  Sept. 30, 2008  the period(b)  expense ratio
----------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  899.60       $ 2.03(d)       1.28%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.65       $ 6.48(d)       1.28%
----------------------------------------------------------------------------------------------

Class B
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  898.60       $ 3.24(d)       2.04%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,014.84       $10.30(d)       2.04%
----------------------------------------------------------------------------------------------

Class C
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  897.60       $ 3.23(d)       2.04%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,014.84       $10.30(d)       2.04%
----------------------------------------------------------------------------------------------

Class I
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  899.60       $ 1.44(d)        .91%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.51       $ 4.61(d)        .91%
----------------------------------------------------------------------------------------------

Class R2
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  898.60       $ 2.71(d)       1.71%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,016.50       $ 8.64(d)       1.71%
----------------------------------------------------------------------------------------------

Class R3
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  898.60       $ 2.32(d)       1.46%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,017.75       $ 7.38(d)       1.46%
----------------------------------------------------------------------------------------------

Class R4
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  899.60       $ 1.92(d)       1.21%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,019.00       $ 6.12(d)       1.21%
----------------------------------------------------------------------------------------------

Class R5
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  899.60       $ 1.52(d)        .96%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,020.26       $ 4.86(d)        .96%
----------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                                      Ending         Expenses
                                    BEGINNING      account value   paid during     Annualized
                                ACCOUNT VALUE(a)  Sept. 30, 2008  the period(b)  expense ratio
----------------------------------------------------------------------------------------------
Class W
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000          $  899.60       $ 2.16(d)       1.36%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000          $1,018.25       $ 6.88(d)       1.36%
----------------------------------------------------------------------------------------------


(a) The beginning account values are as of Aug. 1, 2008 (when shares of the Fund became publicly available) for actual expense calculations and as of April 1, 2008 for hypothetical expense calculations.
(b) Actual expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period from Aug. 1, 2008 to Sept. 30, 2008). Hypothetical expenses paid during the period are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008: -10.04% for Class A, -10.14% for Class B, -10.24% for Class C, -10.04% for Class I, -10.14% for Class R2, -10.14% for Class R3, -10.04% for Class R4, -10.04% for Class R5 and -10.04%
    for Class W.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.28% for Class A, 2.04% for Class B, 2.03% for Class C, 0.90% for Class I, 1.70% for Class R2, 1.45% for Class R3, 1.20% for Class R4, 0.95% for Class R5 and 1.35% for Class W. Any amounts waived will not be reimbursed by the Fund. This change was effective Oct. 1, 2008. If this change had been in place for the entire period from Aug. 1, 2008 to Sept. 30, 2008, the actual expenses paid would have been $2.03 for Class A, $3.24 for Class B, $3.22 for Class C, $1.43 for Class I, $2.70 for Class R2, $2.30 for Class R3, $1.90 for Class R4, $1.51 for Class R5 and $2.14 for Class W. If this change had been in place for the entire six month period ended Sept. 30, 2008, the hypothetical expenses paid would have been $6.48 for Class A, $10.30 for Class B, $10.25 for Class C, $4.56 for Class I, $8.59 for Class R2, $7.33 for Class R3, $6.07 for Class R4, $4.81 for Class R5 and $6.83 for Class W.


--------------------------------------------------------------------------------
12  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (86.4%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.4%)
DRS Technologies                                           514                $39,450
-------------------------------------------------------------------------------------

AUTOMOBILES (1.3%)
Ford Motor                                               9,738(b)              50,638
General Motors                                           4,343                 41,041
Harley-Davidson                                            673                 25,103
                                                                          -----------
Total                                                                         116,782
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
ImClone Systems                                            216(b)              13,487
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.5%)
Masco                                                    1,579                 28,328
Owens Corning                                              718(b)              17,167
                                                                          -----------
Total                                                                          45,495
-------------------------------------------------------------------------------------

CAPITAL MARKETS (4.9%)
Bank of New York Mellon                                  2,241                 73,012
Lehman Brothers Holdings                                 2,763(f)                 587
Merrill Lynch & Co                                       5,190                131,307
Morgan Stanley                                           3,872                 89,056
State Street                                             2,363                134,407
                                                                          -----------
Total                                                                         428,369
-------------------------------------------------------------------------------------

CHEMICALS (1.6%)
Dow Chemical                                             2,595                 82,469
FMC                                                        450                 23,126
Sigma-Aldrich                                              755                 39,577
                                                                          -----------
Total                                                                         145,172
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.5%)
US Bancorp                                               8,179                294,608
Wachovia                                                 4,208                 14,728
                                                                          -----------
Total                                                                         309,336
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.7%)
Lexmark Intl Cl A                                        1,207(b)              39,312
QLogic                                                   1,509(b)              23,178
                                                                          -----------
Total                                                                          62,490
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.5%)
Owens-Illinois                                             607(b)              17,846
Sonoco Products                                            810                 24,041
                                                                          -----------
Total                                                                          41,887
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.4%)
Career Education                                         2,103(b)              34,384
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (6.6%)
Bank of America                                          3,313                115,955
Citigroup                                               22,699                465,556
                                                                          -----------
Total                                                                         581,511
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Embarq                                                     921                 37,347
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.9%)
Entergy                                                    261                 23,232
FirstEnergy                                              2,931                196,347
Hawaiian Electric Inds                                   1,165                 33,913
                                                                          -----------
Total                                                                         253,492
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.8%)
BJ Services                                              1,467                 28,064
ENSCO Intl                                                 641                 36,941
Helmerich & Payne                                          898                 38,784
Hercules Offshore                                          787(b)              11,931
Key Energy Services                                        595(b)               6,881
Nabors Inds                                              1,318(b,c)            32,845
Oil States Intl                                            192(b)               6,787
Patterson-UTI Energy                                     1,528                 30,591
SEACOR Holdings                                            121(b)               9,553
Tidewater                                                  459                 25,410
Unit                                                       415(b)              20,675
                                                                          -----------
Total                                                                         248,462
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.1%)
Wal-Mart Stores                                          4,616(d)             276,452
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD PRODUCTS (1.4%)
Bunge                                                      925                $58,441
Hormel Foods                                               277                 10,050
Sara Lee                                                 3,217                 40,631
Tyson Foods Cl A                                         1,196                 14,280
                                                                          -----------
Total                                                                         123,402
-------------------------------------------------------------------------------------

GAS UTILITIES (0.7%)
Energen                                                    471                 21,327
Natl Fuel Gas                                              694                 29,273
Questar                                                    335                 13,708
                                                                          -----------
Total                                                                          64,308
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
Hill-Rom Holdings                                        1,451                 43,980
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.3%)
Aetna                                                      518                 18,705
CIGNA                                                      674                 22,903
Health Management Associates Cl A                        7,475(b)              31,095
Tenet Healthcare                                         4,596(b)              25,508
Universal Health Services Cl B                             232                 12,999
                                                                          -----------
Total                                                                         111,210
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.4%)
McDonald's                                                 633                 39,056
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.6%)
Centex                                                   1,849                 29,954
DR Horton                                                4,976                 64,787
KB Home                                                    584                 11,493
Lennar Cl A                                              2,190                 33,266
MDC Holdings                                             1,048                 38,346
NVR                                                         91(b)              52,052
Pulte Homes                                              2,210                 30,874
Snap-On                                                    483                 25,435
Toll Brothers                                            1,287(b)              32,471
                                                                          -----------
Total                                                                         318,678
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (4.9%)
Procter & Gamble                                         6,178                430,545
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
Dynegy Cl A                                              4,432(b)              15,867
Mirant                                                     587(b)              10,736
                                                                          -----------
Total                                                                          26,603
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.2%)
Tyco Intl                                                5,613(c)             196,567
-------------------------------------------------------------------------------------

INSURANCE (7.2%)
Allstate                                                 6,023                277,780
American Intl Group                                      5,481                 18,252
Assurant                                                   900                 49,500
Genworth Financial Cl A                                  4,734                 40,760
Progressive                                              5,737                 99,824
Travelers Companies                                      2,495                112,774
XL Capital Cl A                                          1,874(c)              33,620
                                                                          -----------
Total                                                                         632,510
-------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Affiliated Computer Services Cl A                          322(b)              16,303
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Eastman Kodak                                            1,624                 24,977
Hasbro                                                     712                 24,721
                                                                          -----------
Total                                                                          49,698
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.1%)
Charles River Laboratories Intl                            151(b)               8,385
-------------------------------------------------------------------------------------

MACHINERY (0.4%)
Gardner Denver                                             385(b)              13,367
Trinity Inds                                               774                 19,915
                                                                          -----------
Total                                                                          33,282
-------------------------------------------------------------------------------------

MEDIA (2.2%)
CBS Cl B                                                 8,254                120,342
Gannett                                                  2,772                 46,875
New York Times Cl A                                      2,016                 28,809
                                                                          -----------
Total                                                                         196,026
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS & MINING (2.3%)
Commercial Metals                                        1,159                $19,576
Nucor                                                    3,419                135,050
Reliance Steel & Aluminum                                  464                 17,618
Schnitzer Steel Inds Cl A                                  120                  4,709
United States Steel                                        326                 25,301
                                                                          -----------
Total                                                                         202,254
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
MDU Resources Group                                        990                 28,710
NSTAR                                                      320                 10,720
Puget Energy                                             1,002                 26,753
Wisconsin Energy                                           603                 27,075
                                                                          -----------
Total                                                                          93,258
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.1%)
Cabot Oil & Gas                                            470                 16,986
Chesapeake Energy                                        3,331                119,449
Cimarex Energy                                             770                 37,661
ConocoPhillips                                           1,272                 93,173
Devon Energy                                             1,073                 97,857
Encore Acquisition                                         675(b)              28,202
EOG Resources                                              592                 52,960
Forest Oil                                                 571(b)              28,322
Mariner Energy                                             597(b)              12,239
Noble Energy                                               405                 22,514
Overseas Shipholding Group                                 605                 35,278
Petrohawk Energy                                         1,158(b)              25,048
Pioneer Natural Resources                                  963                 50,346
Plains Exploration & Production                            728(b)              25,596
St. Mary Land & Exploration                                320                 11,408
Sunoco                                                     721                 25,653
Tesoro                                                   1,616                 26,648
Valero Energy                                            1,474                 44,662
XTO Energy                                               1,225                 56,987
                                                                          -----------
Total                                                                         810,989
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.2%)
NBTY                                                       523(b)              15,439
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.6%)
Forest Laboratories                                      1,368(b)              38,687
King Pharmaceuticals                                     3,796(b)              36,366
Pfizer                                                  22,556                415,932
                                                                          -----------
Total                                                                         490,985
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (4.0%)
Annaly Capital Management                                6,713                 90,290
Boston Properties                                          562                 52,637
HCP                                                      2,087                 83,751
Public Storage                                           1,250                123,763
                                                                          -----------
Total                                                                         350,441
-------------------------------------------------------------------------------------

ROAD & RAIL (2.2%)
Avis Budget Group                                        5,534(b)              31,765
Con-way                                                    354                 15,615
Kansas City Southern                                       547(b)              24,265
Norfolk Southern                                         1,314                 87,000
Ryder System                                               624                 38,688
                                                                          -----------
Total                                                                         197,333
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (0.3%)
LSI                                                      2,612(b)              14,000
Teradyne                                                 1,862(b)              14,543
                                                                          -----------
Total                                                                          28,543
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.3%)
AutoNation                                               2,339(b)              26,290
Foot Locker                                              1,766                 28,539
Gap                                                      1,507                 26,794
Home Depot                                               5,846                151,353
Office Depot                                             3,726(b)              21,685
RadioShack                                               2,285                 39,485
                                                                          -----------
Total                                                                         294,146
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.8%)
Jones Apparel Group                                      2,187                 40,481
Liz Claiborne                                            1,714                 28,161
                                                                          -----------
Total                                                                          68,642
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

THRIFTS & MORTGAGE FINANCE (0.8%)
Fannie Mae                                               6,701                $10,889
Hudson City Bancorp                                      3,416                 63,026
Washington Mutual                                        5,667(g)                 463
                                                                          -----------
Total                                                                          74,378
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.7%)
GATX                                                       614                 24,296
United Rentals                                           2,376(b)              36,210
                                                                          -----------
Total                                                                          60,506
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Leap Wireless Intl                                         389(b)              14,821
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $8,501,773)                                                         $7,626,404
-------------------------------------------------------------------------------------



MONEY MARKET FUND (13.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.31%              1,172,675(e)          $1,172,675
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,172,675)                                                         $1,172,675
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $9,674,448)(h)                                                      $8,799,079
=====================================================================================



INVESTMENTS IN DERIVATIVES
FUTURES CONTRACTS OUTSTANDING AT SEPT. 30, 2008


                              NUMBER OF                                  UNREALIZED
                              CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION        LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
-------------------------------------------------------------------------------------
S&P 500 Index                     3          $875,550      Dec. 2008      $(32,063)


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2008, the value of foreign securities represented 3.0% of net assets.
(d) At Sept. 30, 2008, investments in securities included securities valued at $107,802 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.
(e) Affiliated Money Market Fund -- See Note 5 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.
(f) On Sept. 15, 2008, Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.
(g) On Sept. 25, 2008, Washington Mutual was closed by the Office of Thrift Supervision (OTS). The OTS appointed the Federal Deposit Insurance Corporation (FDIC) as receiver. The FDIC held a bidding process that resulted in JPMorgan Chase acquiring the deposits, assets and certain liabilities of Washington Mutual's banking operations.
(h) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $9,674,448 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                         $   236,073
Unrealized depreciation                          (1,111,442)
-----------------------------------------------------------
Net unrealized depreciation                     $  (875,369)
-----------------------------------------------------------




--------------------------------------------------------------------------------
16  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Note: The level assigned to a particular security and the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's investments as of Sept. 30, 2008:

                                         FAIR VALUE AT SEPT. 30, 2008
                           --------------------------------------------------------
                                LEVEL 1        LEVEL 2
                             QUOTED PRICES      OTHER        LEVEL 3
                               IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                              MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                IDENTICAL ASSETS     INPUTS       INPUTS        TOTAL
-----------------------------------------------------------------------------------
Investments in securities      $8,799,079         $--          $--       $8,799,079
Other financial
  instruments*                    (32,063)         --           --          (32,063)
-----------------------------------------------------------------------------------
Total                          $8,767,016         $--          $--       $8,767,016
-----------------------------------------------------------------------------------


* Other financial instruments are derivative instruments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.




--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
18  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers (identified cost $8,501,773)            $7,626,404
  Affiliated money market fund (identified cost $1,172,675)     1,172,675
-------------------------------------------------------------------------
Total investments in securities (identified cost $9,674,448)    8,799,079
Capital shares receivable                                          14,806
Dividends receivable                                               17,983
Variation margin receivable                                        36,450
-------------------------------------------------------------------------
Total assets                                                    8,868,318
-------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                              9,722
Accrued investment management services fees                           136
Accrued distribution fees                                              61
Accrued transfer agency fees                                            1
Accrued administrative services fees                                   14
Accrued plan administration services fees                              13
Other accrued expenses                                             30,347
-------------------------------------------------------------------------
Total liabilities                                                  40,294
-------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $8,828,024
-------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                $    9,657
Additional paid-in capital                                      9,683,899
Undistributed net investment income                                34,090
Accumulated net realized gain (loss)                                7,810
Unrealized appreciation (depreciation) on investments            (907,432)
-------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $8,828,024
-------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                            NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $  394,708               43,191                       $9.14(1)
Class B                     $   19,345                2,120                       $9.13
Class C                     $    9,124                1,000                       $9.12
Class I                     $8,359,169              914,414                       $9.14
Class R2                    $    9,129                1,000                       $9.13
Class R3                    $    9,134                1,000                       $9.13
Class R4                    $    9,138                1,000                       $9.14
Class R5                    $    9,142                1,000                       $9.14
Class W                     $    9,135                1,000                       $9.14
---------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $9.70. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  19

STATEMENT OF OPERATIONS --------------------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO SEPT. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $  36,599
Income distributions from affiliated money market fund             1,806
------------------------------------------------------------------------
Total income                                                      38,405
------------------------------------------------------------------------
Expenses:
Investment management services fees                                6,618
Distribution fees
  Class A                                                             32
  Class B                                                             29
  Class C                                                             16
  Class R2                                                             8
  Class R3                                                             4
  Class W                                                              4
Transfer agency fees
  Class A                                                             14
  Class B                                                              5
  Class C                                                              3
  Class R2                                                             1
  Class R3                                                             1
  Class R4                                                             1
  Class R5                                                             1
  Class W                                                              3
Administrative services fees                                         662
Plan administration services fees
  Class R2                                                             4
  Class R3                                                             4
  Class R4                                                             4
Compensation of board members                                         33
Custodian fees                                                     4,426
Printing and postage                                               2,400
Registration fees                                                  3,664
Professional fees                                                 22,500
Other                                                              1,920
------------------------------------------------------------------------
Total expenses                                                    42,357
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                               (32,066)
------------------------------------------------------------------------
Total net expenses                                                10,291
------------------------------------------------------------------------
Investment income (loss) -- net                                   28,114

------------------------------------------------------------------------


--------------------------------------------------------------------------------
20  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Realized gain (loss) on security transactions                  $   7,168
Net change in unrealized appreciation (depreciation) on
  investments                                                   (982,318)
------------------------------------------------------------------------
Net gain (loss) on investments                                  (975,150)
------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(947,036)
------------------------------------------------------------------------


*   When shares became publicly available.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  21

STATEMENT OF CHANGES IN NET ASSETS  --------------------------------------------
FOR THE PERIOD FROM AUG. 1, 2008* TO SEPT. 30, 2008


OPERATIONS
Investment income (loss) -- net                                $   28,114
Net realized gain (loss) on investments                             7,168
Net change in unrealized appreciation (depreciation) on
  investments                                                    (982,318)
-------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     (947,036)
-------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                  407,838
  Class B shares                                                   11,278
  Class I shares                                                4,298,604
Payments for redemptions
  Class A shares                                                   (9,226)
  Class I shares                                                  (14,846)
-------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  4,693,648
-------------------------------------------------------------------------
Total increase (decrease) in net assets                         3,746,612
Net assets at beginning of period                               5,081,412**
-------------------------------------------------------------------------
Net assets at end of period                                    $8,828,024
-------------------------------------------------------------------------
Undistributed net investment income                            $   34,090
-------------------------------------------------------------------------


 *  When shares became publicly available.
** Initial capital of $5,000,000 was contributed on July 24, 2008. The Fund had an increase in net assets resulting from operations of $81,412 during the period from July 24, 2008 to Aug. 1, 2008 (when shares became publicly available).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.14%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.28%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.91%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (10.04%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  23

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .02
Net gains (losses) (both realized and
 unrealized)                                         (1.05)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             5.06%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         2.04%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.48%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (10.14%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .02
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.04)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.12
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             5.15%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         2.04%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.37%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (10.24%)(h)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Total return does not reflect payment of a sales charge.
(h) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  25

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $8
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             3.83%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                          .91%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.55%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return                                       (10.04%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.76%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.71%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.70%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return                                       (10.14%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.03)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.13
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.51%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.46%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.96%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return                                       (10.14%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.26%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.21%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.18%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return                                       (10.04%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .04
Net gains (losses) (both realized and
 unrealized)                                         (1.06)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.01%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                          .96%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.45%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return                                       (10.04%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                     2008(b)
Net asset value, beginning of period                $10.16
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .03
Net gains (losses) (both realized and
 unrealized)                                         (1.05)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (1.02)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.14
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d)                             4.42%(e)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(f)                         1.36%(e)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.09%(e)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 6%
--------------------------------------------------------------------------------------------------------------
Total return                                       (10.04%)(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(c) Per share amount has been calculated using the average shares outstanding method.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(e) Adjusted to an annual basis.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Disciplined Large Cap Value Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase or that are within the capitalization range of companies in the Russell 1000(R) Value Index at the time of purchase. On July 24, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $5,000,000 in the Fund (1,000 shares for Class A, 1,000 shares for Class B, 1,000 shares for Class C, 492,000 shares for Class I, 1,000 shares for Class R2, 1,000 shares for Class R3, 1,000 shares for Class R4, 1,000 shares for Class R5 and 1,000 shares for Class W), which represented the initial capital for each class at $10 per share. Shares of the Fund were first offered to the public on Aug. 1, 2008.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class C, Class R2, Class R3, Class R4, Class R5 and Class W shares. At Sept. 30, 2008, the Investment Manager and the RiverSource affiliated funds-of-funds owned approximately 96% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
32  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Aug. 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation measurement disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board,

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the period then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
34  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Sept. 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts and re-characterization of REIT distributions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $550 and accumulated net realized gain has been increased by $642 resulting in a net reclassification adjustment to decrease paid-in capital by $92.

The tax character of distributions paid for the period indicated is as follows:

For the period ended Sept. 30, 2008, there were no distributions.

At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $  34,154
Undistributed accumulated long-term gain........  $      --
Accumulated realized loss.......................  $ (24,253)
Unrealized appreciation (depreciation)..........  $(875,433)


RECENT ACCOUNTING PRONOUNCEMENT
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities - an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses

--------------------------------------------------------------------------------
36  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment will be made on Feb. 1, 2009 and cover the six-month period beginning Aug. 1, 2008. The management fee for the period ended Sept. 30, 2008 was 0.60% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

the Fund's assets increase. The fee for the period ended Sept. 30, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period ended Sept. 30, 2008, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3

--------------------------------------------------------------------------------
38  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 75% of the fee is reimbursed for distribution expenses.

SALES CHARGES
For the period ended Sept. 30, 2008, there were no sales charges received by the Distributor for distributing Fund shares. The proceeds from sale transactions for Class A shares were entirely from exchanges from other publicly offered RiverSource funds and thus not subject to the front-end sales charge.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the period ended Sept. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.04
Class I.............................................  0.91
Class R2............................................  1.71
Class R3............................................  1.46
Class R4............................................  1.21
Class R5............................................  0.96
Class W.............................................  1.36


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class B..............................................   $2
Class C..............................................    1


The management fees, administrative services fees and various other fees and expenses waived/reimbursed at the Fund level were $32,063.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Under an agreement which was effective until Sept. 30, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, would not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.04
Class I.............................................  0.91
Class R2............................................  1.71
Class R3............................................  1.46
Class R4............................................  1.21
Class R5............................................  0.96
Class W.............................................  1.36


Effective Oct. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  1.28%
Class B.............................................  2.04
Class C.............................................  2.03
Class I.............................................  0.90
Class R2............................................  1.70
Class R3............................................  1.45
Class R4............................................  1.20
Class R5............................................  0.95
Class W.............................................  1.35


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,884,108 and $347,346, respectively, for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
40  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008 are as follows:

                                   ISSUED FOR
                                   REINVESTED                     NET
                          SOLD   DISTRIBUTIONS  REDEEMED  INCREASE (DECREASE)
-----------------------------------------------------------------------------
Class A                  43,080        --          (889)         42,191
Class B                   1,120        --            --           1,120
Class I                 424,053        --        (1,639)        422,414
-----------------------------------------------------------------------------


5. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $4,633,136 and $3,503,544, respectively, for the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

6. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


rate equal to the federal funds rate plus 0.75%. Under the prior credit facility, interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the period ended Sept. 30, 2008.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund had a capital loss carry-over of $24,253 at Sept. 30, 2008, that if not offset by capital gains will expire in 2016. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was

--------------------------------------------------------------------------------
42  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the

--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
44  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Disciplined Large Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2008, and the related statements of operations, changes in net assets, and financial highlights for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Disciplined Large Cap Value Fund of the RiverSource Investment Series, Inc. at September 30, 2008, the results of its operations, changes in its net assets and the financial highlights for the period from August 1, 2008 (when shares became publicly available) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
46  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal period ended Sept. 30, 2008

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  47

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
48  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
100 Park Avenue            2008*                 former Director, Great Western Financial Corporation
New York, NY 10017                               (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------
Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            2008*                 Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas)
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
50  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
52  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). The Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), and its Contracts, Investment Review and Compliance Committees monitor these services throughout the year. The Board accords particular weight to the work, deliberations and conclusions of these committees in determining whether to approve the IMS Agreement.

At the April 9-10, 2008 in-person Board meeting, the Board, including the Independent Directors, considered approval of the IMS Agreement. At this meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services to be performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the investment in and resources dedicated to the Fund's operations, particularly in the areas of trading systems, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services proposed to be provided by RiverSource Investments' affiliates to the Funds. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services to be performed under the IMS Agreement for the Fund should be of a reasonably high quality.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  53

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

Based on the foregoing, and based on other information received (both oral and written) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to provide a high quality and level of services to the Funds.

Investment Performance: Although the consideration of a fund's investment performance is usually reviewed in connection with evaluating the nature, extent and quality of services provided under advisory agreements, the Board did not consider this factor because the Fund had no performance history.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the RiverSource Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in an appropriate comparison group). Based on its review, the Board concluded that the Fund's management fee, including the performance incentive adjustment, was fair and reasonable in light of the extent and quality of services that the Fund would receive.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees to be paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in is business and earn an appropriate profit. The Board concluded that the profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.


--------------------------------------------------------------------------------
54  RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services expected to be provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the IMS Agreement.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
          RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND -- 2008 ANNUAL REPORT  55

RIVERSOURCE DISCIPLINED LARGE CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6523 C (11/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
DIVERSIFIED EQUITY INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT
INCOME AND, AS A SECONDARY OBJECTIVE, STEADY GROWTH
OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   21

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   27

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   53

Federal Income Tax Information.....   55

Board Members and Officers.........   56

Approval of Investment Management
  Services Agreement...............   61

Proxy Voting.......................   64



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Diversified Equity Income Fund (the Fund) Class A shares declined
  25.05% (excluding sales charge) for the 12 months ended Sept. 30, 2008.

> The Fund underperformed the 23.56% decrease of the Russell 1000(R) Value
  Index.

> The Fund also underperformed the 22.36% decline of the Lipper Equity Income
  Funds Index, representing the Fund's peer group.


ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2008)
--------------------------------------------------------------------------------


                                   1 year  3 years  5 years  10 years
---------------------------------------------------------------------
RiverSource Diversified Equity
  Income Fund Class A (excluding
  sales charge)                   -25.05%   +1.32%   +9.73%   +7.11%
---------------------------------------------------------------------
Russell 1000 Value Index
  (unmanaged)                     -23.56%   +0.09%   +7.12%   +5.55%
---------------------------------------------------------------------
Lipper Equity Income Funds Index  -22.36%   +0.09%   +5.92%   +4.10%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------

LOGO

         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                   Total  Net Expenses
--------------------------------------
Class A            1.08%      1.08%
--------------------------------------
Class B            1.84%      1.84%
--------------------------------------
Class C            1.83%      1.83%
--------------------------------------
Class I            0.67%      0.67%
--------------------------------------
Class R2           1.46%      1.46%
--------------------------------------
Class R3           1.23%      1.23%
--------------------------------------
Class R4           0.98%      0.96%(a)
--------------------------------------
Class R5           0.70%      0.70%
--------------------------------------
Class W            1.12%      1.12%
--------------------------------------


(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment (that increased the management fee by 0.07% for the year ended Sept. 30, 2008), will not exceed 0.89% for Class R4.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
4  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  10/15/90)                 -25.05%   +1.32%   +9.73%   +7.11%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -25.66%   +0.54%   +8.87%   +6.29%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -25.60%   +0.56%   +8.91%     N/A      +5.55%
---------------------------------------------------------------------------
Class I (inception
  3/4/04)                   -24.75%   +1.71%     N/A      N/A      +6.14%
---------------------------------------------------------------------------
Class R2 (inception
  12/11/06)                 -25.36%     N/A      N/A      N/A      -9.13%
---------------------------------------------------------------------------
Class R3 (inception
  12/11/06)                 -25.17%     N/A      N/A      N/A      -8.88%
---------------------------------------------------------------------------
Class R4 (inception
  3/20/95)                  -24.98%   +1.48%   +9.91%   +7.28%       N/A
---------------------------------------------------------------------------
Class R5 (inception
  12/11/06)                 -24.83%     N/A      N/A      N/A      -8.47%
---------------------------------------------------------------------------
Class W (inception
  12/01/06)                 -25.07%     N/A      N/A      N/A      -8.08%
---------------------------------------------------------------------------

With sales charge
Class A (inception
  10/15/90)                 -29.34%   -0.66%   +8.43%   +6.56%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -28.91%   -0.49%   +8.59%   +6.29%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -26.25%   +0.56%   +8.91%     N/A      +5.55%
---------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Diversified Equity Income Fund (the Fund) Class A shares declined 25.05% (excluding sales charge) for the 12 months ended Sept. 30, 2008. The Fund underperformed the 23.56% decrease of the Russell 1000(R) Value Index (Russell Index) as well as the 22.36% decline of the Lipper Equity Income Funds Index, representing the Fund's peer group.

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year was among the most challenging periods for the U.S. equity markets ever. The bursting of the residential real estate bubble rather quickly turned into a global credit crisis and, toward the end of the fiscal year, a near total collapse of the financial system. Several of the country's largest financial institutions failed, a few merged, and others were acquired by the government. Compounding the volatility were varying expectations and debate around government support. Indeed, as the period ended, U.S. authorities were attempting to assemble more comprehensive and lasting bailout packages for the financial industry. The result was a dramatic

SECTOR DIVERSIFICATION(1) (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                      8.3%
------------------------------------------------
Consumer Staples                            7.6%
------------------------------------------------
Energy                                     18.2%
------------------------------------------------
Financials                                 16.6%
------------------------------------------------
Health Care                                 5.3%
------------------------------------------------
Industrials                                19.1%
------------------------------------------------

Information Technology                      8.9%
------------------------------------------------
Materials                                   8.9%
------------------------------------------------
Telecommunication                           0.4%
------------------------------------------------
Telecommunication Services                  3.8%
------------------------------------------------
Utilities                                   0.1%
------------------------------------------------
Other(2)                                    2.8%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 2.8%, 0.7% is due to security lending activity and 2.1% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-HillCompanies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


increase in risk aversion, as trust and confidence in banking, finance and government oversight was significantly damaged.

This was also the fiscal year during which oil prices reached all-time highs, creating an environment that drove many to question whether the U.S. economy may have entered a recession. Though oil prices declined significantly in the last three months of the period, oil prices still remained above $100 per barrel, unemployment continued to rise, housing values continued to fall, and inflationary pressures remained heightened. In the face of these headwinds, the equity markets experienced losses in each of the four quarters of the fiscal year.

For the Fund, having only a modest allocation to financials, one of the worst performing sectors in the Russell Index, boosted the Fund's returns most relative to the Russell Index. Stock selection within financials also helped. For example, a sizable position in insurance company MARSH & MCLENNAN proved beneficial, as the stock rebounded somewhat from earlier losses. Equally important, the Fund avoided some of the biggest losers of the financial sector during the period, each of which made headlines with their troubles.


TOP TEN HOLDINGS (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Caterpillar                                 3.6%
------------------------------------------------
Lorillard                                   3.4%
------------------------------------------------
Wal-Mart Stores                             3.2%
------------------------------------------------
Intel                                       2.7%
------------------------------------------------
Chevron                                     2.4%
------------------------------------------------
Marsh & McLennan Companies                  2.2%
------------------------------------------------
El du Pont de Nemours & Co                  2.1%
------------------------------------------------
ConocoPhillips                              2.0%
------------------------------------------------
Travelers Companies                         2.0%
------------------------------------------------
Dow Chemical                                1.9%
------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Stock selection in the information technology sector also contributed to the Fund's results. Computer giants IBM and HEWLETT-PACKARD and semiconductor company TAIWAN SEMICONDUCTOR MFG were each strong performers for the Fund during the annual period. Having only a modest position in industrial conglomerate GENERAL ELECTRIC helped the Fund's performance as well, as this stock lagged the Russell Index for the period.

Conversely, stock selection within the autos and transportation industry detracted most from the Fund's results, as positions in FORD MOTOR, GENERAL MOTORS and the airline industry as a whole disappointed. Industry selection and stock picking in the energy sector further marred performance. While having a sizable exposure to the strongly performing energy sector helped relative results, this was more than offset by having only a modest exposure to the integrated oils companies in general and most especially to industry leader EXXON MOBIL. Positioning in the industrials sector also detracted.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the Fund's positions in the utilities and financials sectors. More specifically, in utilities, we reduced the Fund's holdings in telecommunications companies TELEFONOS DE MEXICO (TelMex), AT&T and VERIZON and virtually eliminated the Fund's exposure to electric utilities. This decision was based on our view that the relative value of the utilities sector had reached an all-time high. In financials, we trimmed the Fund's positions in major firms such as BANK OF AMERICA and CITIGROUP given our belief that the time it will likely take for the financials sector to recover from recent turmoil and the impact of these troubles on firms' profitability was not reflected in their valuations.

We correspondingly increased the Fund's allocations to the consumer discretionary and materials sectors. We believed that several consumer discretionary firms had been overdiscounted based on short-term earnings declines, and so we added to retailers, primarily WAL-MART STORES, and to cruise lines, primarily CARNIVAL. Materials had been a multiyear laggard, and we felt there were some compelling valuation opportunities in this sector. We added to several paper and chemical companies within the sector, including DOW CHEMICAL, INTL PAPER and WEYERHAEUSER.


--------------------------------------------------------------------------------
8  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


OUR FUTURE STRATEGY
At the end of the annual period, we believed that those equity market sectors considered economically sensitive were better priced compared to the alternatives. Thus, we began to increase the Fund's exposure to these areas despite the recent economic slowdown and our view that the economy may slow even further in the months ahead. More specifically, we tend to favor industrial-related sectors, including energy, rather than consumer-oriented segments of the market for the near term. While industrial-related sectors are not immune to the turmoil in the financial system and the economy as a whole, we believe they are less directly impacted than the consumer, who remains under pressure from declining housing values, high food prices, still-high fuel prices, rising unemployment and more. We also like the industrial-related sectors because there has been some discussion at high levels of government and other influential policy groups to attempt to spur growth in infrastructure. If implemented, such infrastructure projects would likely materially benefit the industrial-related areas of the market.

All that said, as a great deal of uncertainty remains in the global macroeconomic environment, we maintain our emphasis on individual stock selection across the sectors in which the Fund invests. As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to generally invest in


  We tend to favor industrial-related sectors, including energy, rather than consumer-oriented segments of the market for the near term.






--------------------------------------------------------------------------------
             RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



equities across the market capitalizations sectors with an emphasis on large-cap stocks.



(PHOTO - WARREN SPITZ)                 (PHOTO - LATON SPAHR)

Warren Spitz                           Laton Spahr, CFA(R)
Senior Portfolio Manager               Portfolio Manager

(PHOTO - STEVE SCHROLL)                (PHOTO - PAUL STOCKING)

Steve Schroll                          Paul Stocking
Portfolio Manager                      Associate Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
10  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Diversified Equity Income Fund Class A shares (from 10/01/98 to 9/30/08) as compared to the performance of two widely cited performance indices, the Russell 1000 Value Index and the Lipper Equity Income Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,066    $9,803   $14,988    $18,732
------------------------------------------------------------------------------------------
        Average annual total return                 -29.34%    -0.66%    +8.43%     +6.56%
------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(1)
        Cumulative value of $10,000                  $7,644   $10,027   $14,104    $17,156
------------------------------------------------------------------------------------------
        Average annual total return                 -23.56%    +0.09%    +7.12%     +5.55%
------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX(2)
        Cumulative value of $10,000                  $7,764   $10,027   $13,332    $14,940
------------------------------------------------------------------------------------------
        Average annual total return                 -22.36%    +0.09%    +5.92%     +4.10%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND LINE GRAPH)

                     RIVERSOURCE DIVERSIFIED
                          EQUITY INCOME
                            FUND CLASS                              LIPPER EQUITY
                           A (INCLUDES           RUSSELL 1000        INCOME FUNDS
                          SALES CHARGE)         VALUE INDEX(1)         INDEX(2)
                     -----------------------    --------------    ------------------
 '98                          $  9,425               $ 10,000            $ 10,000
 '99                            11,043                 11,872              11,336
 '00                            11,668                 12,930              12,254
 '01                            10,848                 11,778              11,173
 '02                             8,909                  9,781               9,303
 '03                            11,776                 12,165              11,208
 '04                            14,495                 14,661              13,124
 '05                            18,008                 17,108              14,898
 '06                            20,659                 19,610              16,699
 '07                            24,993                 22,443              19,242
 '08                            18,732                 17,156              14,940




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     Annualized
                                APRIL 1, 2008  SEPT. 30, 2008  THE PERIOD(a)  expense ratio
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  874.20        $4.93          1.05%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.80        $5.32          1.05%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  870.60        $8.49          1.81%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.99        $9.15          1.81%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  871.40        $8.49          1.81%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.99        $9.15          1.81%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  875.90        $3.01           .64%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.86        $3.24           .64%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  872.30        $6.76          1.44%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.85        $7.28          1.44%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000           873.50        $5.64          1.20%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.05        $6.07          1.20%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  870.50        $4.31           .92%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.46        $4.66           .92%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000           875.80        $3.15           .67%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.71        $3.40           .67%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     Annualized
                                APRIL 1, 2008  SEPT. 30, 2008  THE PERIOD(a)  expense ratio
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000           874.10        $5.07          1.08%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.65        $5.47          1.08%
-------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2008: -12.58% for Class A, -12.94% for Class B, -12.86% for Class C, -12.41% for Class I, -12.77 for Class R2, -12.65% for Class R3, -12.59% for Class R4, -12.42% for
    Class R5 and -12.59% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES



COMMON STOCKS (97.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.0%)
Boeing                                                  659,735           $37,835,802
Goodrich                                                609,105            25,338,768
Honeywell Intl                                        1,197,889            49,772,288
                                                                      ---------------
Total                                                                     112,946,858
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.1%)
United Parcel Service C1 B                            1,015,512            63,865,550
-------------------------------------------------------------------------------------

AIRLINES (0.9%)
AMR                                                   1,350,867(b)         13,265,514
Continental Airlines C1 B                               588,030(b)          9,808,340
Delta Air Lines                                       1,119,468(b)          8,340,037
Northwest Airlines                                    1,146,562(b)         10,353,455
UAL                                                     444,403             3,906,302
US Airways Group                                      1,493,875(b)          9,008,066
                                                                      ---------------
Total                                                                      54,681,714
-------------------------------------------------------------------------------------

AUTOMOBILES (1.9%)
Ford Motor                                           16,537,700(b,d)       85,996,040
General Motors                                        2,471,980(d)         23,360,211
                                                                      ---------------
Total                                                                     109,356,251
-------------------------------------------------------------------------------------

CHEMICALS (4.4%)
Air Products & Chemicals                                335,035            22,946,547
Dow Chemical                                          3,508,596           111,503,181
EI du Pont de Nemours & Co                            3,028,377           122,043,593
                                                                      ---------------
Total                                                                     256,493,321
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.8%)
US Bancorp                                              703,826            25,351,812
Wells Fargo & Co                                        479,824            18,007,795
                                                                      ---------------
Total                                                                      43,359,607
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Waste Management                                        839,027            26,420,960
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.2%)
Telefonaktiebolaget LM Ericsson ADR                   1,119,081(c,d)       10,552,934
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.6%)
Hewlett-Packard                                       2,139,558            98,933,162
IBM                                                     905,614           105,920,613
                                                                      ---------------
Total                                                                     204,853,775
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.6%)
Fluor                                                   495,063            27,575,009
Insituform Technologies Cl A                            294,762(b)          4,409,640
                                                                      ---------------
Total                                                                      31,984,649
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.4%)
CEMEX ADR                                             1,284,229(b,c)       22,114,423
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (--%)
Temple-Inland                                           140,773             2,148,196
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.7%)
Bank of America                                       1,781,639            62,357,365
Citigroup                                             1,994,821            40,913,779
JPMorgan Chase & Co                                   1,065,529            49,760,204
                                                                      ---------------
Total                                                                     153,031,348
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.9%)
AT&T                                                  2,523,900            70,467,288
BT Group                                              4,255,200(c)         12,332,910
Deutsche Telekom ADR                                  3,357,600(c)         51,136,248
FairPoint Communications                                 28,630               248,222
Telefonos de Mexico ADR Series L                      1,043,677(c)         26,874,683
Telmex Internacional ADR                              1,043,677(c)         13,567,801
Verizon Communications                                1,501,721            48,190,227
                                                                      ---------------
Total                                                                     222,817,379
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
ABB ADR                                               1,466,561(c)         28,451,283
Hubbell Cl B                                            228,732             8,017,057
                                                                      ---------------
Total                                                                      36,468,340
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Tyco Electronics                                        273,269(c)          7,558,621
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ENERGY EQUIPMENT & SERVICES (7.0%)
Baker Hughes                                          1,126,943           $68,225,129
BJ Services                                           1,603,889            30,682,397
Halliburton                                           3,327,571           107,780,025
Schlumberger                                            919,121            71,774,159
Tenaris ADR                                             697,460(c)         26,008,283
Transocean                                              914,744(b)        100,475,481
                                                                      ---------------
Total                                                                     404,945,474
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.3%)
Wal-Mart Stores                                       3,154,087           188,898,270
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.3%)
Carnival Unit                                         2,601,048            91,947,046
Royal Caribbean Cruises                               1,855,190            38,495,193
                                                                      ---------------
Total                                                                     130,442,239
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.3%)
Centex                                                  306,219             4,960,748
DR Horton                                               481,259             6,265,992
KB Home                                                 298,743(d)          5,879,262
Pulte Homes                                             514,346             7,185,414
Stanley Works                                         1,442,755            60,220,594
Whirlpool                                               638,424            50,620,639
                                                                      ---------------
Total                                                                     135,132,649
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
Calpine                                                 309,289(b)          4,020,757
CB Calpine Escrow                                     6,000,000(b,f)                6
                                                                      ---------------
Total                                                                       4,020,763
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.2%)
3M                                                      844,871            57,713,138
McDermott Intl                                        1,443,517(b)         36,881,859
Tyco Intl                                               995,780(c)         34,872,216
                                                                      ---------------
Total                                                                     129,467,213
-------------------------------------------------------------------------------------

INSURANCE (12.9%)
ACE                                                   1,969,417(c)        106,604,542
Allstate                                              1,102,756            50,859,107
Aon                                                   1,035,087            46,537,512
Axis Capital Holdings                                   844,446(c)         26,777,383
Endurance Specialty Holdings                          1,086,870(c)         33,606,020
Everest Re Group                                        156,066(c)         13,504,391
Lincoln Natl                                            630,712            27,000,781
Loews                                                 1,310,867            51,766,138
Marsh & McLennan Companies                            4,018,279           127,620,541
Montpelier Re Holdings                                1,623,492(c)         26,803,853
PartnerRe                                               289,847(c)         19,735,682
RenaissanceRe Holdings                                  636,355(c)         33,090,460
Travelers Companies                                   2,578,433           116,545,172
XL Capital Cl A                                       3,909,132(c)         70,129,828
                                                                      ---------------
Total                                                                     750,581,410
-------------------------------------------------------------------------------------

IT SERVICES (0.2%)
Computer Sciences                                       353,724(b)         14,216,168
-------------------------------------------------------------------------------------

MACHINERY (10.0%)
Caterpillar                                           3,520,801           209,839,739
Deere & Co                                            1,337,163            66,189,569
Eaton                                                 1,446,772            81,279,651
Illinois Tool Works                                   1,846,203            82,063,723
Ingersoll-Rand Cl A                                   2,324,771(c)         72,463,112
Parker Hannifin                                       1,252,288            66,371,264
                                                                      ---------------
Total                                                                     578,207,058
-------------------------------------------------------------------------------------

MEDIA (0.7%)
CBS Cl B                                              2,673,048            38,973,040
-------------------------------------------------------------------------------------

METALS & MINING (0.6%)
Alcoa                                                 1,410,032            31,838,523
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.2%)
Macy's                                                  603,124            10,844,170
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.3%)
Anadarko Petroleum                                      455,871            22,114,302
Apache                                                  329,309            34,340,343
BP ADR                                                1,744,894(c)         87,541,332
Chevron                                               1,694,134           139,732,172
ConocoPhillips                                        1,623,979           118,956,462
Devon Energy                                            184,794            16,853,213
EnCana                                                  364,654(c)         23,968,707
Marathon Oil                                          1,812,895            72,280,124
Petroleo Brasileiro ADR                               1,395,642(c)         61,338,466
Pioneer Natural Resources                               489,598            25,596,183
Spectra Energy                                          584,974            13,922,381
Total ADR                                               545,401(c)         33,094,933
Valero Energy                                           201,705             6,111,662
                                                                      ---------------
Total                                                                     655,850,280
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PAPER & FOREST PRODUCTS (3.6%)
Intl Paper                                            3,927,214          $102,814,462
Louisiana-Pacific                                       628,946             5,849,198
Weyerhaeuser                                          1,617,174            97,968,401
                                                                      ---------------
Total                                                                     206,632,061
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.1%)
Abbott Laboratories                                     668,150            38,472,077
Bristol-Myers Squibb                                  2,812,174            58,633,828
Eli Lilly & Co                                          363,541            16,006,710
Johnson & Johnson                                       918,001            63,599,109
Merck & Co                                            1,732,036            54,663,056
Pfizer                                                2,464,416            45,443,831
Wyeth                                                   447,856            16,543,801
                                                                      ---------------
Total                                                                     293,362,412
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.3%)
Simon Property Group                                    202,221            19,615,437
-------------------------------------------------------------------------------------

ROAD & RAIL (1.4%)
Burlington Northern Santa Fe                            406,905            37,610,229
Union Pacific                                           572,583            40,745,006
                                                                      ---------------
Total                                                                      78,355,235
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.2%)
Intel                                                 8,330,400           156,028,392
STMicroelectronics                                    3,097,710(c)         31,534,688
Taiwan Semiconductor Mfg ADR                          5,721,887(c)         53,614,081
                                                                      ---------------
Total                                                                     241,177,161
-------------------------------------------------------------------------------------

SOFTWARE (0.7%)
Microsoft                                             1,592,777            42,511,218
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
Home Depot                                            2,356,696            61,014,859
-------------------------------------------------------------------------------------

TOBACCO (4.4%)
Altria Group                                            894,434            17,745,571
Lorillard                                             2,757,283           196,180,685
Philip Morris Intl                                      776,293            37,339,693
                                                                      ---------------
Total                                                                     251,265,949
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $6,000,881,878)                                                 $5,626,005,515
-------------------------------------------------------------------------------------



PREFERRED STOCKS (0.2%)
ISSUER                                                 SHARES                VALUE(a)

PHARMACEUTICALS
Schering-Plough
 6.00% Cv                                                80,000           $13,700,000
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $20,000,000)                                                       $13,700,000
-------------------------------------------------------------------------------------




BONDS (0.4%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

WIRELINES
Qwest Communications Intl
 Sr Unsecured
 11-15-25                            3.50%           $24,573,000          $21,321,451
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $24,573,000)                                                       $21,321,451
-------------------------------------------------------------------------------------




MONEY MARKET FUND (2.8%)(e)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 2.31%                                   163,506,736(g)       $163,506,736
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $163,506,736)                                                     $163,506,736
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $6,208,961,614)(h)                                              $5,824,533,702
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2008, the value of foreign securities represented 16.1% of net assets.

(d) At Sept. 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 0.7% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.1% of net assets.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2008, is as follows:

                                              ACQUISITION
     SECURITY                                    DATES              COST
     -------------------------------------------------------------------
     CB Calpine Escrow                  12/20/01 thru 12/21/01       $--


(g) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.

(h) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $6,223,968,377 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $567,097,738
     Unrealized depreciation                         (966,532,413)
     ------------------------------------------------------------
     Net unrealized depreciation                    $(399,434,675)
     ------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
20  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $6,045,454,878)       $5,661,026,966
  Affiliated money market fund (identified cost $163,506,736)     163,506,736
-----------------------------------------------------------------------------
Total investments in securities (identified cost
  $6,208,961,614)                                               5,824,533,702
Cash                                                                  113,489
Capital shares receivable                                           4,947,177
Dividends and accrued interest receivable                           8,972,863
Receivable for investment securities sold                              37,982
-----------------------------------------------------------------------------
Total assets                                                    5,838,605,213
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                             25,455,122
Payable for investment securities purchased                         2,784,578
Payable upon return of securities loaned                           40,562,100
Accrued investment management services fees                            83,296
Accrued distribution fees                                           2,517,982
Accrued transfer agency fees                                           16,652
Accrued administrative services fees                                    7,059
Accrued plan administration services fees                             140,729
Other accrued expenses                                              1,342,156
-----------------------------------------------------------------------------
Total liabilities                                                  72,909,674
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $5,765,695,539
-----------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                $    6,193,938
Additional paid-in capital                                      6,159,265,158
Excess of distributions over net investment income                    (81,532)
Accumulated net realized gain (loss)                              (15,254,113)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                     (384,427,912)
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $5,765,695,539
-----------------------------------------------------------------------------
*Including securities on loan, at value                        $   41,412,335
-----------------------------------------------------------------------------




--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- SEPT. 30, 2008


NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $4,504,417,578          483,974,117                       $9.31(1)
Class B                     $  633,359,809           67,927,974                       $9.32
Class C                     $   93,320,596           10,037,632                       $9.30
Class I                     $  189,996,681           20,429,835                       $9.30
Class R2                    $    7,727,583              832,912                       $9.28
Class R3                    $  108,542,942           11,676,683                       $9.30
Class R4                    $  182,738,003           19,618,165                       $9.31
Class R5                    $   45,588,984            4,896,103                       $9.31
Class W                     $        3,363                  361                       $9.32
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $9.88. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED SEPT. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $   184,347,234
Interest                                                               469,460
Income distributions from affiliated money market fund               2,392,312
Fee income from securities lending                                   1,030,599
  Less foreign taxes withheld                                       (2,187,767)
------------------------------------------------------------------------------
Total income                                                       186,051,838
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                 44,177,652
Distribution fees
  Class A                                                           14,226,095
  Class B                                                            9,229,184
  Class C                                                            1,111,495
  Class R2                                                              25,252
  Class R3                                                             280,029
  Class W                                                                   11
Transfer agency fees
  Class A                                                            8,139,755
  Class B                                                            1,406,831
  Class C                                                              165,124
  Class R2                                                               2,525
  Class R3                                                              56,006
  Class R4                                                             106,226
  Class R5                                                              11,412
  Class W                                                                    8
Administrative services fees                                         3,272,256
Plan administration services fees
  Class R2                                                              12,626
  Class R3                                                             280,029
  Class R4                                                             531,132
Compensation of board members                                          143,879
Custodian fees                                                         404,940
Printing and postage                                                 1,013,850
Registration fees                                                      256,112
Professional fees                                                      110,323
Other                                                                  249,546
------------------------------------------------------------------------------
Total expenses                                                      85,212,298
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                     (98,903)
  Earnings and bank fee credits on cash balances                      (174,120)
------------------------------------------------------------------------------
Total net expenses                                                  84,939,275
------------------------------------------------------------------------------
Investment income (loss) -- net                                    101,112,563

------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED SEPT. 30, 2008


REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        $    74,283,664
  Foreign currency transactions                                        (56,717)
------------------------------------------------------------------------------
Net realized gain (loss) on investments                             74,226,947
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (2,183,223,532)
------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (2,108,996,585)
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(2,007,884,022)
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED SEPT. 30,                                                      2008             2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $   101,112,563  $    93,314,302
Net realized gain (loss) on investments                             74,226,947      690,252,559
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                            (2,183,223,532)     667,391,845
-----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    (2,007,884,022)   1,450,958,706
-----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                        (82,317,495)     (78,488,395)
    Class B                                                         (6,028,377)      (6,416,839)
    Class C                                                           (816,513)        (569,347)
    Class I                                                         (3,098,662)      (2,099,767)
    Class R2                                                           (78,035)            (127)
    Class R3                                                        (1,538,401)        (426,738)
    Class R4                                                        (3,506,677)      (2,453,523)
    Class R5                                                          (472,932)         (72,968)
    Class W                                                                (60)             (63)
  Net realized gain
    Class A                                                       (603,760,502)    (493,880,849)
    Class B                                                       (101,212,945)    (107,894,466)
    Class C                                                        (11,314,993)      (8,054,454)
    Class I                                                        (10,922,002)      (9,932,541)
    Class R2                                                          (124,546)            (418)
    Class R3                                                       (10,987,594)            (418)
    Class R4                                                       (20,687,264)      (9,146,377)
    Class R5                                                        (1,112,991)            (418)
    Class W                                                               (481)            (423)
  Tax return of capital
    Class A                                                       (121,249,979)              --
    Class B                                                        (19,859,171)              --
    Class C                                                         (2,375,413)              --
    Class I                                                         (2,304,531)              --
    Class R2                                                          (128,390)              --
    Class R3                                                        (2,303,879)              --
    Class R4                                                        (4,526,602)              --
    Class R5                                                          (334,982)              --
    Class W                                                                (91)              --
-----------------------------------------------------------------------------------------------
Total distributions                                             (1,011,063,508)    (719,438,131)

-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------


YEAR ENDED SEPT. 30,                                                      2008             2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $   964,835,140  $ 1,141,884,962
  Class B shares                                                    75,383,214      134,880,774
  Class C shares                                                    35,786,939       28,843,188
  Class I shares                                                    83,349,499       14,742,374
  Class R2 shares                                                   11,195,772           42,830
  Class R3 shares                                                   90,549,756      119,943,918
  Class R4 shares                                                  108,523,406      130,894,776
  Class R5 shares                                                   49,600,367       10,000,505
  Class W shares                                                            --            5,000
Fund merger (Note 8)
  Class A shares                                                   140,874,675              N/A
  Class B shares                                                    52,630,093              N/A
  Class C shares                                                     4,227,614              N/A
  Class I shares                                                    42,237,082              N/A
  Class R4 shares                                                      108,160              N/A
Reinvestment of distributions at net asset value
  Class A shares                                                   791,085,331      561,141,213
  Class B shares                                                   124,863,328      112,481,028
  Class C shares                                                    13,946,549        8,344,099
  Class I shares                                                    16,324,264       12,031,612
  Class R2 shares                                                      330,365               69
  Class R3 shares                                                   14,829,235          426,668
  Class R4 shares                                                   27,216,169       11,523,207
  Class R5 shares                                                    1,894,374           72,888
Payments for redemptions
  Class A shares                                                (1,516,042,826)  (1,195,152,850)
  Class B shares                                                  (347,094,401)    (467,080,552)
  Class C shares                                                   (27,766,766)     (19,732,820)
  Class I shares                                                   (22,406,552)     (40,401,457)
  Class R2 shares                                                   (1,905,542)         (13,401)
  Class R3 shares                                                  (68,143,648)      (5,828,620)
  Class R4 shares                                                  (74,209,460)     (47,875,264)
  Class R5 shares                                                   (5,859,741)        (255,528)
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                     586,362,396      510,918,619
-----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         (2,432,585,134)   1,242,439,194
Net assets at beginning of year                                  8,198,280,673    6,955,841,479
-----------------------------------------------------------------------------------------------
Net assets at end of year                                      $ 5,765,695,539  $ 8,198,280,673
-----------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                       $       (81,532) $     6,080,105
-----------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $14.34       $13.10       $12.11        $9.88        $8.14
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .17(b)       .18(b)       .18          .15          .15
Net gains (losses) (both realized and
 unrealized)                                         (3.44)        2.41         1.54         2.23         1.73
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.27)        2.59         1.72         2.38         1.88
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.17)        (.18)        (.19)        (.15)        (.14)
Distributions from realized gains                    (1.32)       (1.17)        (.54)          --           --
Tax return of capital                                 (.27)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.76)       (1.35)        (.73)        (.15)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.31       $14.34       $13.10       $12.11        $9.88
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $4,504       $6,502       $5,433       $3,751       $2,455
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.08%        1.00%        1.10%        1.04%        1.06%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.49%        1.34%        1.40%        1.46%        1.67%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%          28%          24%          18%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (25.05%)      20.98%       14.72%       24.24%       23.09%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $14.35       $13.11       $12.07        $9.85        $8.12
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(b)       .08(b)       .04          .07          .06
Net gains (losses) (both realized and
 unrealized)                                         (3.45)        2.40         1.58         2.22         1.73
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.37)        2.48         1.62         2.29         1.79
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.07)        (.04)        (.07)        (.06)
Distributions from realized gains                    (1.32)       (1.17)        (.54)          --           --
Tax return of capital                                 (.27)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.66)       (1.24)        (.58)        (.07)        (.06)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.32       $14.35       $13.11       $12.07        $9.85
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $633       $1,113       $1,208       $1,141         $877
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.84%        1.76%        1.86%        1.80%        1.83%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .71%         .57%         .64%         .70%         .89%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%          28%          24%          18%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (25.66%)      20.04%       13.87%       23.28%       22.11%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $14.32       $13.09       $12.06        $9.84        $8.11
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .09(b)       .08(b)       .04          .07          .07
Net gains (losses) (both realized and
 unrealized)                                         (3.44)        2.40         1.58         2.22         1.73
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.35)        2.48         1.62         2.29         1.80
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.08)        (.05)        (.07)        (.07)
Distributions from realized gains                    (1.32)       (1.17)        (.54)          --           --
Tax return of capital                                 (.27)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.67)       (1.25)        (.59)        (.07)        (.07)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.30       $14.32       $13.09       $12.06        $9.84
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $93         $114          $86          $58          $38
--------------------------------------------------------------------------------------------------------------
Total expenses(c),(d)                                1.83%        1.76%        1.86%        1.81%        1.83%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .75%         .58%         .63%         .69%         .92%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%          28%          24%          18%
--------------------------------------------------------------------------------------------------------------
Total return(e)                                    (25.60%)      20.04%       13.84%       23.33%       22.18%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------


CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                $14.33       $13.09       $12.13        $9.89       $10.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .22(c)       .23(c)       .26          .20          .19
Net gains (losses) (both realized and
 unrealized)                                         (3.45)        2.41         1.50         2.24         (.19)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.23)        2.64         1.76         2.44           --
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)        (.23)        (.26)        (.20)        (.14)
Distributions from realized gains                    (1.32)       (1.17)        (.54)          --           --
Tax return of capital                                 (.27)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.80)       (1.40)        (.80)        (.20)        (.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.30       $14.33       $13.09       $12.13        $9.89
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $190         $132         $133          $96          $18
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .67%         .62%         .70%         .62%         .63%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.98%        1.72%        1.79%        1.85%        2.35%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%          28%          24%          18%
--------------------------------------------------------------------------------------------------------------
Total return                                       (24.75%)      21.44%       15.14%       24.81%         .02%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Sept. 30, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $14.33       $14.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .14          .11
Net gains (losses) (both realized and
 unrealized)                                         (3.45)        1.52
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.31)        1.63
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.16)
Distributions from realized gains                    (1.32)       (1.17)
Tax return of capital                                 (.27)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.74)       (1.33)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.28       $14.33
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                 $8          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.46%        1.43%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.46%        1.43%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.33%        1.03%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.36%)      12.74%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $14.33       $14.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .16          .13
Net gains (losses) (both realized and
 unrealized)                                         (3.45)        1.54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.29)        1.67
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.20)
Distributions from realized gains                    (1.32)       (1.17)
Tax return of capital                                 (.27)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.74)       (1.37)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.30       $14.33
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $109         $118
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.23%        1.32%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.23%        1.32%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.37%        1.35%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.17%)      13.02%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $14.35       $13.11       $12.12        $9.89        $8.14
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .19(b)       .20(b)       .21          .17          .16
Net gains (losses) (both realized and
 unrealized)                                         (3.46)        2.41         1.53         2.23         1.74
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.27)        2.61         1.74         2.40         1.90
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)        (.20)        (.21)        (.17)        (.15)
Distributions from realized gains                    (1.32)       (1.17)        (.54)          --           --
Tax return of capital                                 (.27)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.77)       (1.37)        (.75)        (.17)        (.15)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.31       $14.35       $13.11       $12.12        $9.89
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $183         $210          $96          $58          $67
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                          .98%         .91%         .93%         .87%         .90%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                      .94%         .89%         .93%         .87%         .90%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.66%        1.46%        1.56%        1.63%        1.83%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%          28%          24%          18%
--------------------------------------------------------------------------------------------------------------
Total return                                       (24.98%)      21.10%       14.91%       24.38%       23.41%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $14.35       $14.03
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .23          .18
Net gains (losses) (both realized and
 unrealized)                                         (3.47)        1.54
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.24)        1.72
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.21)        (.23)
Distributions from realized gains                    (1.32)       (1.17)
Tax return of capital                                 (.27)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.80)       (1.40)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.31       $14.35
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $46          $10
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                 .70%         .73%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         2.07%        1.63%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%
--------------------------------------------------------------------------------------------------------------
Total return                                       (24.83%)      13.41%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $14.35       $13.86
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .17          .14
Net gains (losses) (both realized and
 unrealized)                                         (3.45)        1.70
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (3.28)        1.84
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.16)        (.18)
Distributions from realized gains                    (1.32)       (1.17)
Tax return of capital                                 (.27)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                  (1.75)       (1.35)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $9.32       $14.35
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Total expenses(d),(e)                                1.12%        1.05%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.45%        1.29%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                31%          31%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.07%)      14.40%(g)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Diversified Equity Income Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in dividend-paying common and preferred stocks.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
36  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Sept. 30, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


of purchase. The aggregate value of such securities at Sept. 30, 2008 was $6 representing 0.00% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon

--------------------------------------------------------------------------------
38  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------





entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Sept. 30, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Sept. 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, re-characterization of REIT distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

A tax return of capital totaling $153 million resulted from distributions paid to shareholders of record of the RiverSource Diversified Equity Income Fund on March 10, 2008 that were calculated on a pre-merger basis in anticipation of the impending merger of the RiverSource Value Fund into the RiverSource Diversified Equity Income Fund on March 14, 2008. See footnote 8 regarding the fund merger.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $9,444,587 and accumulated net realized loss has been decreased by $7,155,452 resulting in a net reclassification adjustment to increase paid-in capital by $2,289,135.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                       2008          2007*
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income..................  $125,584,543  $ 89,960,364
    Long-term capital gain...........   560,493,454   482,408,880
    Tax return of capital............   121,249,979            --


--------------------------------------------------------------------------------
40  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




YEAR ENDED SEPT. 30,                       2008          2007*
-----------------------------------------------------------------
CLASS B
Distributions paid from:
    Ordinary income..................  $ 13,298,930  $  8,923,660
    Long-term capital gain...........    93,942,392   105,387,645
    Tax return of capital............    19,859,171            --
CLASS C
Distributions paid from:
    Ordinary income..................     1,623,965       756,427
    Long-term capital gain...........    10,507,541     7,867,374
    Tax return of capital............     2,375,413            --
CLASS I
Distributions paid from:
    Ordinary income..................     3,877,696     2,330,465
    Long-term capital gain...........    10,142,968     9,701,843
    Tax return of capital............     2,304,531            --
CLASS R2
Distributions paid from:
    Ordinary income..................        83,556           137
    Long-term capital gain...........       119,025           408
    Tax return of capital............       128,390            --
CLASS R3
Distributions paid from:
    Ordinary income..................     2,322,591       426,748
    Long-term capital gain...........    10,203,404           408
    Tax return of capital............     2,303,879            --
CLASS R4
Distributions paid from:
    Ordinary income..................     4,976,916     2,665,961
    Long-term capital gain...........    19,217,025     8,933,939
    Tax return of capital............     4,526,602            --
CLASS R5
Distributions paid from:
    Ordinary income..................       549,021        72,978
    Long-term capital gain...........     1,036,902           408
    Tax return of capital............       334,982            --
CLASS W
Distributions paid from:
    Ordinary income..................            94            73
    Long-term capital gain...........           447           413
    Tax return of capital............            91            --


* Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $          --
Undistributed accumulated long-term gain......  $          --
Unrealized appreciation (depreciation)........  $(339,763,557)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging
Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Oct. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year. On March 11, 2008, an additional dividend was paid before the merger (see Note 8) to ensure that current shareholders of RiverSource Diversified Equity Income Fund would not experience a dilution of their share of the Fund's income or capital gains.


--------------------------------------------------------------------------------
42  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Equity Income Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $4,992,605 for the year ended Sept. 30, 2008. The management fee for the year ended Sept. 30, 2008 was 0.61% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2008 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2008, other expenses paid to this company were $23,356.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $22,098,000 and $723,000 for Class B and Class C shares, respectively. These amounts are based

--------------------------------------------------------------------------------
44  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------





on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $5,648,241 for Class A, $658,745 for Class B and $24,559 for Class C for the year ended Sept. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.46%
Class R3............................................  1.23
Class R4............................................  0.94


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class R4..........................................  $60,279


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $    12
Class R3..........................................        6
Class R4..........................................   38,606


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  0.89%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


EARNINGS AND BANK FEE CREDITS
During the year ended Sept. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $174,120 as a result of bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $2,485,206,037 (including $268,381,775 from RiverSource Value Fund that was acquired in the fund merger as described in Note 8) and $2,784,377,179, respectively, for the year ended Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:


                                           YEAR ENDED SEPT. 30, 2008
                                             ISSUED FOR
                                  FUND       REINVESTED                         NET
                      SOLD       MERGER    DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
-------------------------------------------------------------------------------------------
Class A            83,500,819  13,415,801    67,380,659   (133,755,620)      30,541,659
Class B             6,430,826   5,004,708    10,550,154    (31,617,054)      (9,631,366)
Class C             2,999,326     403,120     1,184,981     (2,475,419)       2,112,008
Class I             7,520,591   4,024,743     1,413,076     (1,720,908)      11,237,502
Class R2              977,659          --        30,250       (177,115)         830,794
Class R3            8,037,477          --     1,267,212     (5,890,421)       3,414,268
Class R4            9,456,665      10,290     2,328,035     (6,783,240)       5,011,750
Class R5            4,587,427          --       166,955       (548,932)       4,205,450
-------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
46  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




                                           YEAR ENDED SEPT. 30, 2007
                                             ISSUED FOR
                                  FUND       REINVESTED                         NET
                      SOLD       MERGER    DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
-------------------------------------------------------------------------------------------
Class A            83,344,400         N/A    43,286,940    (88,053,371)      38,577,969
Class B             9,998,956         N/A     8,709,591    (33,321,765)     (14,613,218)
Class C             2,127,210         N/A       646,604     (1,457,146)       1,316,668
Class I             1,096,665         N/A       926,762     (2,996,223)        (972,796)
Class R2*               3,080         N/A             5           (967)           2,118
Class R3*           8,648,588         N/A        30,005       (416,178)       8,262,415
Class R4            9,887,299         N/A       883,989     (3,452,993)       7,318,295
Class R5*             703,364         N/A         5,119        (17,830)         690,653
Class W**                 361         N/A            --             --              361
-------------------------------------------------------------------------------------------


 * For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007. ** For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned (e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower). The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2008, securities valued at $41,412,335 were on loan to brokers. For collateral, the Fund received $40,562,100 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. As of Sept. 30, 2008, due to fluctuating market conditions, the Fund was undercollateralized. However, on Oct. 1, 2008 the Fund returned to an adequately collateralized position. Income from securities lending amounted to $1,030,599 for the year ended Sept. 30, 2008. Expenses paid to the Investment Manager as securities lending agent were $16,893 for the year ended Sept. 30, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $1,547,625,655 and $1,542,135,933, respectively, for the year ended Sept. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Under the prior credit facility, interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the year ended Sept. 30, 2008.


--------------------------------------------------------------------------------
48  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------




8. FUND MERGER

At the close of business on March 14, 2008, RiverSource Diversified Equity Income Fund acquired the assets and assumed the identified liabilities of RiverSource Value Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Diversified Equity Income Fund immediately before the acquisition were $6,603,914,713 and the combined net assets immediately after the acquisition were $6,843,992,337.

The merger was accomplished by a tax-free exchange of 68,309,092 shares of RiverSource Value Fund valued at $240,077,624.

In exchange for the RiverSource Value Fund shares and net assets, RiverSource Diversified Equity Income Fund issued the following number of shares:

                                                    SHARES
------------------------------------------------------------
Class A.........................................  13,415,801
Class B.........................................   5,004,708
Class C.........................................     403,120
Class I.........................................   4,024,743
Class R4........................................      10,290


The components of RiverSource Value Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                              ACCUMULATED     UNDISTRIBUTED
                       TOTAL        CAPITAL     UNREALIZED        NET              NET
                    NET ASSETS       STOCK     DEPRECIATION  REALIZED GAIN  INVESTMENT INCOME
---------------------------------------------------------------------------------------------
RiverSource
  Value Fund       $240,077,624  $271,063,485  $(29,713,270)  $(1,269,737)       $(2,854)


9. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------



to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be

--------------------------------------------------------------------------------
50  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------





both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
52  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Diversified Equity Income Fund (the
Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Diversified Equity Income Fund of the RiverSource Investment Series, Inc. at September 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
54  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................    100.00%
    Dividends Received Deduction for corporations................    100.00%
    U.S. Government Obligations..................................      0.00%



CAPITAL GAIN DISTRIBUTION - the Fund designates $705,663,158 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
100 Park Avenue            since 2008*           former Director, Great Western Financial Corporation
New York, NY 10017                               (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            since 2008*           Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas).
------------------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
58  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  59

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
60  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments). The Board concluded that the services

--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  61

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------



being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) was below the peer group's median expense ratio shown in the reports. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the

--------------------------------------------------------------------------------
62  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.


--------------------------------------------------------------------------------
            RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT  63

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
64  RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND -- 2008 ANNUAL REPORT

RIVERSOURCE DIVERSIFIED EQUITY INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                          S-6475 AD (11/08)

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
MID CAP VALUE FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
SEPTEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE MID CAP VALUE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM GROWTH OF CAPITAL.


                                                 (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   27

Notes to Financial Statements......   36

Report of Independent Registered
  Public Accounting Firm...........   51

Federal Income Tax Information.....   53

Board Members and Officers.........   54

Approval of Investment Management
  Services Agreement...............   59

Proxy Voting.......................   62



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------


FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Mid Cap Value Fund (the Fund) Class A declined 25.62% (excluding sales charge) for the 12 months ended Sept. 30, 2008.

> The Fund underperformed the 20.50% decrease of the Russell Midcap(R) Value
  Index.

> The Fund also underperformed the 22.39% decline of the Lipper Mid-Cap Value
  Funds Index, representing the Fund's peer group.

ANNUALIZED TOTAL RETURNS (for period ended Sept. 30, 2008)
--------------------------------------------------------------------------------


                                                                  Since
                                    1 year  3 years  5 years  inception(a)
--------------------------------------------------------------------------------
RiverSource Mid Cap Value Fund
  Class A (excluding sales
  charge)                          -25.62%   +1.10%  +11.33%     +8.94%
--------------------------------------------------------------------------------
Russell Midcap Value Index
  (unmanaged)                      -20.50%   +0.51%   +9.97%     +8.36%
--------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index   -22.39%   -0.37%   +7.68%     +6.33%
--------------------------------------------------------------------------------



(a) Fund data is from Feb. 14, 2002. Russell Midcap Value Index and Lipper peer group data is from March 1, 2002.

(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
3  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------




         STYLE

VALUE    BLEND   GROWTH
                          LARGE
X                         MEDIUM   SIZE
                          SMALL




Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                            Total
---------------------------------
Class A                     1.28%
---------------------------------
Class B                     2.04%
---------------------------------
Class C                     2.03%
---------------------------------
Class I                     0.85%
---------------------------------
Class R2                    1.61%
---------------------------------
Class R3                    1.36%
---------------------------------
Class R4                    1.13%
---------------------------------
Class R5                    0.91%
---------------------------------
Class W                     1.27%
---------------------------------



Investment in mid-capitalization companies often involve greater risks and potential volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  4

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT SEPT. 30, 2008

                                                                   SINCE
Without sales charge                  1 YEAR  3 YEARS  5 YEARS  INCEPTION*
Class A (inception 2/14/02)          -25.62%   +1.10%  +11.33%    +8.94%
--------------------------------------------------------------------------------
Class B (inception 2/14/02)          -26.13%   +0.36%  +10.52%    +8.11%
--------------------------------------------------------------------------------
Class C (inception 2/14/02)          -26.11%   +0.33%  +10.48%    +8.12%
--------------------------------------------------------------------------------
Class I (inception 3/4/04)           -25.25%   +1.54%     N/A     +7.00%
--------------------------------------------------------------------------------
Class R2 (inception 12/11/06)        -25.87%     N/A      N/A     -9.36%
--------------------------------------------------------------------------------
Class R3 (inception 12/11/06)        -25.60%     N/A      N/A     -9.13%
--------------------------------------------------------------------------------
Class R4 (inception 2/14/02)         -25.41%   +1.26%  +11.53%    +9.14%
--------------------------------------------------------------------------------
Class R5 (inception 12/11/06)        -25.23%     N/A      N/A     -8.67%
--------------------------------------------------------------------------------
Class W (inception 12/01/06)         -25.53%     N/A      N/A     -8.50%
--------------------------------------------------------------------------------

With sales charge
Class A (inception 2/14/02)          -29.90%   -0.87%  +10.01%    +7.97%
--------------------------------------------------------------------------------
Class B (inception 2/14/02)          -29.64%   -0.74%  +10.25%    +8.11%
--------------------------------------------------------------------------------
Class C (inception 2/14/02)          -26.82%   +0.33%  +10.48%    +8.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to institutional investors only. Class W shares are offered through qualifying discretionary accounts.

* For classes with less than 10 years performance.


--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

RiverSource Mid Cap Value Fund (the Fund) Class A shares declined 25.62% (excluding sales charge) for the 12 months ended Sept. 30, 2008. The Fund underperformed the 20.50% decrease of the Russell Midcap(R) Value Index (Russell Index) as well as the 22.39% decline of the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group.

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year was among the most challenging periods for the U.S. equity markets ever. The bursting of the residential real estate bubble rather quickly turned into a global credit crisis and, toward the end of the fiscal year, a near total collapse of the financial system. Several of the country's largest financial institutions failed, a few merged, and others were acquired by the government. Compounding the volatility were varying expectations and debate around government support. Indeed, as the period ended, U.S. authorities were attempting to assemble more comprehensive and lasting bailout packages for the financial industry. The result was a dramatic increase in risk aversion, as trust and confidence in banking, finance and government overseers was significantly damaged.


SECTOR DIVERSIFICATION(1) (at Sept. 30, 2008; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     17.5%
------------------------------------------------
Consumer Staples                            3.7%
------------------------------------------------
Energy                                     12.5%
------------------------------------------------
Financials                                 19.5%
------------------------------------------------
Health Care                                 2.3%
------------------------------------------------
Industrials                                17.9%
------------------------------------------------
Information Technology                     10.1%
------------------------------------------------
Materials                                   5.9%
------------------------------------------------
Telecommunication                           0.2%
------------------------------------------------
Telecommunication Services                  2.2%
------------------------------------------------
Utilities                                   4.3%
------------------------------------------------
Other(2)                                    3.9%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
(2) Cash & Cash Equivalents. Of the 3.9%, 1.8% is due to security lending activity and 2.1% is the Fund's cash equivalent position.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  6

--------------------------------------------------------------------------------


This was also the fiscal year during which oil prices reached all-time highs, creating an environment that drove many to question whether the U.S. economy may have entered a recession. Though oil prices declined significantly in the last three months of the period, oil prices still remained above $100 per barrel, unemployment continued to rise, housing values continued to fall, and inflationary pressures remained heightened. In the face of these headwinds, the equity markets experienced losses in each of the four quarters of the fiscal year.

For the Fund, stock selection in the consumer discretionary and information technology sectors boosted the Fund's results most. In consumer discretionary, toy manufacturer HASBRO and discount retailer FAMILY DOLLAR STORES were particularly strong performers. In information technology, a position in EDS proved beneficial, as its share price rose upon the announcement of its acquisition by HEWLETT-PACKARD during the period.

Several individual holdings in others sectors contributed positively to the Fund's performance as well. In materials, fertilizer company MOSAIC benefited during the first half of the annual period from strong pricing within the agriculture industry. We prudently sold the Fund's position in Mosaic in the second quarter of 2008 at a profit. Similarly, our timing with energy exploration and production company SOUTHWESTERN ENERGY was beneficial. Operating in the Fayetteville Shale, Southwestern Energy's shares rose as it became one of the fastest producers of natural gas. We maintain a position in Southwestern Energy, but trimmed the Fund's position in the stock during the second quarter of 2008, taking a profit. Railroad company KANSAS CITY SOUTHERN was another outstanding performer for the Fund during the annual period. Enjoying a unique competitive position as the only railroad with direct rail access to ships in a major port in Mexico, the company saw significant volume increases. Tobacco company LORILLARD in the consumer staples sector also performed well.

Having only a modest allocation to financials, one of the worst performing sectors in the Russell Index, further boosted the Fund's returns relative to the Russell Index.


--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Conversely, having a sizable exposure to and stock selection within the industrials sector detracted most from the Fund's results. Positions in TEREX, MANITOWOC, CHICAGO BRIDGE & IRON and INGERSOLL-RAND disappointed, as each of these companies, which do a significant amount of overseas business, faced accelerating concerns about a potential construction slowdown in the emerging markets. Positioning in the autos and transportation industry also detracted from the Fund's results, with holdings in FORD MOTOR and the airline industry as a whole hurting most. Industry selection in the health care sector also hurt. We had an emphasis on managed care companies, which performed especially poorly during the first quarter of 2008 when a series of earnings misses among these companies were reported.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the Fund's positions in the utilities and materials sectors. More specifically, in utilities, we reduced the Fund's exposure to electric utilities based on our view that the relative value of the utilities sector had reached an all-time high. In materials, the reduction was primarily reflected in our sale of fertilizer company Mosaic, as mentioned above.

We correspondingly increased the Fund's allocations to the consumer discretionary and autos and transportation areas. We believed that there was a cyclical opportunity to add to the consumer discretionary sector following its underperformance in 2007, and so we either established new positions or added to existing positions in several retailers, including KOHL'S, BED BATH & BEYOND, NORDSTROM'S and MACY'S. In autos and transportation, we increased the Fund's positions in Ford Motor, GENERAL MOTORS and a basket of airline companies early in the fiscal year.

OUR FUTURE STRATEGY
At the end of the annual period, we believed that those equity market sectors considered economically sensitive were better priced compared to the alternatives. Thus, we began to increase the Fund's exposure to these areas despite the recent economic slowdown and our view that the economy may slow even further in the months ahead. More specifically, we tend to favor industrial-related sectors, including energy, rather than consumer-oriented segments of the market for the near term. While industrial-related sectors are not immune to the turmoil in the financial system and the economy as a whole, we believe they are less directly


--------------------------------------------------------------------------------
8  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


impacted than the consumer, who remains under pressure from declining housing values, high food prices, still-high fuel prices, rising unemployment and more. We also like the industrial-related sectors because there has been some discussion at high levels of government and other influential policy groups to attempt to spur growth in infrastructure. If implemented, such infrastructure projects would likely materially benefit the industrial-related areas of the market.

All that said, as a great deal of uncertainty remains in the global macroeconomic environment, we maintain our emphasis on individual stock selection across the sectors in which the Fund invests. As always, we take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. We will continue to emphasize stocks that we believe have attractive valuations, with a focus on mid-sized company stocks.

TOP TEN HOLDINGS (at Sept. 30, 2008; % of portfolio assets)
--------------------------------------------------------------------------------

Lorillard                              3.7%
-------------------------------------------
Everest Re Group                       2.6%
-------------------------------------------
Ford Motor                             2.4%
-------------------------------------------
Aon                                    2.3%
-------------------------------------------
PartnerRe                              2.1%
-------------------------------------------
Eastman Chemical                       1.8%
-------------------------------------------
Eaton                                  1.7%
-------------------------------------------
XL Capital Cl A                        1.6%
-------------------------------------------
CSX                                    1.5%
-------------------------------------------
Kansas City Southern                   1.5%
-------------------------------------------


For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.



  We tend to favor industrial-related sectors, including energy, rather than consumer-oriented segments of the market for the near term.






--------------------------------------------------------------------------------
                         RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------



(PHOTO - WARREN SPITZ)                 (PHOTO - LATON SPAHR)

Warren Spitz                           Laton Spahr, CFA(R)
Senior Portfolio Manager               Portfolio Manager

(PHOTO - STEVE SCHROLL)                (PHOTO - PAUL STOCKING)

Steve Schroll                          Paul Stocking
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.

--------------------------------------------------------------------------------
10  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

                         THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Mid Cap Value Fund Class A shares (from 3/1/02 to 9/30/08)* as compared to the performance of two widely cited performance indices, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

* Fund data is from Feb. 14, 2002. Russell Midcap Value Index and Lipper peer group data is from March 1, 2002.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Sept. 30, 2008                                                             SINCE
                                                     1 YEAR   3 YEARS   5 YEARS   INCEPTION(3)
RIVERSOURCE MID CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $7,010    $9,741   $16,112      $16,618
----------------------------------------------------------------------------------------------
        Average annual total return                 -29.90%    -0.87%   +10.01%       +7.97%
----------------------------------------------------------------------------------------------
RUSSELL MIDCAP VALUE INDEX(1)
        Cumulative value of $10,000                  $7,950   $10,154   $16,083      $16,967
----------------------------------------------------------------------------------------------
        Average annual total return                 -20.50%    +0.51%    +9.97%       +8.36%
----------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX(2)
        Cumulative value of $10,000                  $7,761    $9,889   $14,477      $14,984
----------------------------------------------------------------------------------------------
        Average annual total return                 -22.39%    -0.37%    +7.68%       +6.33%
----------------------------------------------------------------------------------------------



Results for other share classes can be found on page 5.


--------------------------------------------------------------------------------
12  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE MID CAP VALUE FUND LINE GRAPH)

                      RIVERSOURCE MID
                         CAP VALUE
                         FUND CLASS                          LIPPER MID-CAP
                        A (INCLUDES      RUSSELL MIDCAP        VALUE FUNDS
                       SALES CHARGE)     VALUE INDEX(1)          INDEX(2)
                      ---------------    --------------    ------------------
3/01/02                  $ 9,425            $10,000             $10,000
9/02                       7,411              8,221               8,011
9/03                       9,716             10,548              10,348
9/04                      12,658             13,250              12,696
9/05                      16,083             16,712              15,150
9/06                      18,202             18,763              16,542
9/07                      22,342             21,342              19,306
9/08                      16,618             16,967              14,984




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.
(3) Fund data is from Feb. 14, 2002. Russell Midcap Value Index and Lipper peer group data is from March 1, 2002.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Sept. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2008  SEPT. 30, 2008  THE PERIOD(A)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  865.50        $ 5.80         1.24%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.85        $ 6.28         1.24%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  862.50        $ 9.38         2.01%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,014.99        $10.15         2.01%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  862.50        $ 9.29         1.99%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.09        $10.05         1.99%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  867.40        $ 3.75          .80%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,021.06        $ 4.05          .80%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  864.10        $ 7.43         1.59%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,017.10        $ 8.04         1.59%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  865.60        $ 6.27         1.34%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.35        $ 6.78         1.34%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  866.40        $ 5.15         1.10%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.55        $ 5.57         1.10%
-------------------------------------------------------------------------------------------

Class R5
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  866.60        $ 3.88          .83%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,020.91        $ 4.20          .83%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                  BEGINNING        ENDING         EXPENSES
                                ACCOUNT VALUE   ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                APRIL 1, 2008  SEPT. 30, 2008  THE PERIOD(A)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class W
-------------------------------------------------------------------------------------------
  Actual(b)                         $1,000        $  865.20        $ 5.70         1.22%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.95        $ 6.17         1.22%
-------------------------------------------------------------------------------------------



(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended Sept. 30, 2008: -13.45% for Class A, 13.75% for Class B, -13.75% for Class C, -13.26% for Class I, -13.59% for Class R2, -13.44% for Class R3, -13.36% for Class R4, -13.34%
    for Class R5 and -13.48% for Class W.


--------------------------------------------------------------------------------
16  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

SEPT. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




COMMON STOCKS (97.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.2%)
Goodrich                                                497,120           $20,680,192
Spirit AeroSystems Holdings Cl A                        443,771(b)          7,131,400
                                                                         ------------
Total                                                                      27,811,592
-------------------------------------------------------------------------------------

AIRLINES (1.4%)
AMR                                                     802,340(b)          7,878,978
Continental Airlines Cl B                               411,806(b)          6,868,924
Delta Air Lines                                         743,559(b)          5,539,515
Northwest Airlines                                      637,852(b)          5,759,804
UAL                                                     156,427             1,374,993
US Airways Group                                        878,053(b)          5,294,660
                                                                         ------------
Total                                                                      32,716,874
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.9%)
ArvinMeritor                                          1,149,182            14,985,334
Goodyear Tire & Rubber                                  465,163(b)          7,121,646
Johnson Controls                                        158,210             4,798,509
Magna Intl Cl A                                          90,628(c)          4,639,247
WABCO Holdings                                          341,686            12,143,520
                                                                         ------------
Total                                                                      43,688,256
-------------------------------------------------------------------------------------

AUTOMOBILES (2.8%)
Ford Motor                                           11,046,033(b,d)       57,439,372
General Motors                                          802,801(d)          7,586,469
                                                                         ------------
Total                                                                      65,025,841
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
USG                                                     269,073(b)          6,888,269
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.5%)
Invesco                                                 541,051            11,351,250
-------------------------------------------------------------------------------------

CHEMICALS (4.1%)
Eastman Chemical                                        787,307            43,349,124
Lubrizol                                                489,350            21,110,559
PPG Inds                                                537,820            31,365,662
                                                                         ------------
Total                                                                      95,825,345
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Deluxe                                                  346,932             4,992,351
Dun & Bradstreet                                        101,201             9,549,326
Pitney Bowes                                            186,424             6,200,462
Ritchie Bros Auctioneers                                814,045(c)         19,016,092
                                                                         ------------
Total                                                                      39,758,231
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.3%)
Tellabs                                               2,029,359(b)          8,239,198
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.6%)
Chicago Bridge & Iron                                   551,597(c)         10,612,726
Fluor                                                   245,209            13,658,142
Foster Wheeler                                          107,165(b)          3,869,728
Insituform Technologies Cl A                            130,763(b)          1,956,214
Jacobs Engineering Group                                 88,525(b)          4,807,793
KBR                                                     219,458             3,351,124
                                                                         ------------
Total                                                                      38,255,727
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.3%)
Genuine Parts                                           161,192             6,481,530
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.1%)
Apollo Mgmt LP                                          264,000(f,g)        3,432,000
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.3%)
CenturyTel                                              415,108            15,213,708
Embarq                                                  298,779            12,115,488
Qwest Communications Intl                             3,734,651            12,062,923
Windstream                                            1,290,422            14,117,217
                                                                         ------------
Total                                                                      53,509,336
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.5%)
Allegheny Energy                                        151,115             5,556,499
Pinnacle West Capital                                   201,416             6,930,724
                                                                         ------------
Total                                                                      12,487,223
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRICAL EQUIPMENT (2.5%)
AO Smith                                                411,614           $16,131,153
Cooper Inds Cl A                                        802,294            32,051,645
Rockwell Automation                                     304,530            11,371,150
                                                                         ------------
Total                                                                      59,553,948
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.6%)
Agilent Technologies                                    843,067(b)         25,005,367
Celestica                                             2,709,838(b,c)       17,451,357
Flextronics Intl                                      2,569,242(b,c)       18,190,233
                                                                         ------------
Total                                                                      60,646,957
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (5.5%)
BJ Services                                           1,657,632            31,710,499
Cameron Intl                                            650,459(b)         25,068,690
ENSCO Intl                                              132,777             7,651,939
Nabors Inds                                             285,858(b,c)        7,123,581
Natl Oilwell Varco                                      158,057(b)          7,939,203
Smith Intl                                              232,568            13,637,788
Transocean                                              167,818(b)         18,433,129
Weatherford Intl                                        745,570(b)         18,743,630
                                                                         ------------
Total                                                                     130,308,459
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.1%)
Reddy Ice Holdings                                      427,745             1,561,269
-------------------------------------------------------------------------------------

GAS UTILITIES (0.5%)
Questar                                                 265,968            10,883,411
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.3%)
Hospira                                                 187,558(b)          7,164,716
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.4%)
McKesson                                                184,160             9,909,650
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.3%)
Royal Caribbean Cruises                               1,462,539            30,347,684
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (3.2%)
Centex                                                  151,474             2,453,879
DR Horton                                               236,091             3,073,905
KB Home                                                 148,914             2,930,628
Mohawk Inds                                             185,136(b,d)       12,476,315
Pulte Homes                                             209,036             2,920,233
Stanley Works                                           715,273            29,855,495
Whirlpool                                               282,436            22,394,350
                                                                         ------------
Total                                                                      76,104,805
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
Mirant                                                  206,063(b)          3,768,892
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.7%)
McDermott Intl                                          388,226(b)          9,919,175
Textron                                                 261,308             7,651,098
                                                                         ------------
Total                                                                      17,570,273
-------------------------------------------------------------------------------------

INSURANCE (14.2%)
ACE                                                     367,775(c)         19,907,661
Aon                                                   1,238,302            55,674,057
Assurant                                                367,432            20,208,760
Axis Capital Holdings                                   795,505(c)         25,225,464
Everest Re Group                                        709,641(c)         61,405,235
Lincoln Natl                                            387,136            16,573,292
Loews                                                   214,552             8,472,658
Marsh & McLennan Companies                              613,893            19,497,242
PartnerRe                                               748,452(c)         50,962,097
Willis Group Holdings                                   468,376(c)         15,109,810
XL Capital Cl A                                       2,173,678(c)         38,995,783
                                                                         ------------
Total                                                                     332,032,059
-------------------------------------------------------------------------------------

IT SERVICES (0.8%)
Computer Sciences                                       481,477(b)         19,350,561
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Hasbro                                                  408,152            14,171,037
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (5.7%)
AGCO                                                    318,806(b)        $13,584,324
Cummins                                                 283,832            12,409,135
Eaton                                                   735,043            41,294,716
Ingersoll-Rand Cl A                                   1,048,073(c)         32,668,435
Manitowoc                                               746,166            11,602,881
Parker Hannifin                                          95,594             5,066,482
Terex                                                   416,114(b)         12,699,799
Timken                                                  211,840             6,005,664
                                                                         ------------
Total                                                                     135,331,436
-------------------------------------------------------------------------------------

MEDIA (1.7%)
Interpublic Group of Companies                        1,632,578(b)         12,652,480
Natl CineMedia                                          947,687            10,471,941
Regal Entertainment Group Cl A                        1,145,730(d)         18,079,619
                                                                         ------------
Total                                                                      41,204,040
-------------------------------------------------------------------------------------

METALS & MINING (1.1%)
Freeport-McMoRan Copper & Gold                          257,988            14,666,618
Nucor                                                   287,684            11,363,518
                                                                         ------------
Total                                                                      26,030,136
-------------------------------------------------------------------------------------

MULTILINE RETAIL (3.9%)
Family Dollar Stores                                  1,345,679            31,892,592
JC Penney                                               168,036             5,602,320
Kohl's                                                  611,689(b)         28,186,629
Macy's                                                1,193,268            21,454,959
Nordstrom                                               202,886             5,847,175
                                                                         ------------
Total                                                                      92,983,675
-------------------------------------------------------------------------------------

MULTI-UTILITIES (3.2%)
Consolidated Edison                                     174,170             7,482,343
DTE Energy                                              180,646             7,247,518
NiSource                                                399,592             5,897,978
PG&E                                                    369,233            13,827,776
Sempra Energy                                           535,739            27,038,746
Wisconsin Energy                                        315,055            14,145,970
                                                                         ------------
Total                                                                      75,640,331
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.3%)
Chesapeake Energy                                       281,614            10,098,678
El Paso                                               1,644,881            20,988,682
Enbridge                                                889,166(c)         33,868,332
Frontier Oil                                             99,245             1,828,093
Hess                                                    132,082            10,841,291
Newfield Exploration                                    741,233(b)         23,712,044
Pioneer Natural Resources                               635,643            33,231,416
Southwestern Energy                                     661,858(b)         20,213,143
Sunoco                                                  247,688             8,812,739
Tesoro                                                  223,996             3,693,694
Ultra Petroleum                                          52,128(b)          2,884,764
                                                                         ------------
Total                                                                     170,172,876
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.8%)
MeadWestvaco                                            798,620            18,615,832
-------------------------------------------------------------------------------------

PHARMACEUTICALS (1.6%)
King Pharmaceuticals                                    852,339(b)          8,165,408
Mylan                                                 2,547,483(b,d)       29,092,255
                                                                         ------------
Total                                                                      37,257,663
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (4.6%)
AvalonBay Communities                                   205,125            20,188,403
Boston Properties                                       102,402             9,590,971
Equity Residential                                      605,742            26,901,003
Rayonier                                                503,395            23,835,753
Simon Property Group                                    209,123            20,284,931
Ventas                                                  148,353             7,331,605
                                                                         ------------
Total                                                                     108,132,666
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
St. Joe                                                 366,137(b,d)       14,312,295
-------------------------------------------------------------------------------------

ROAD & RAIL (3.0%)
CSX                                                     656,047            35,800,484
Kansas City Southern                                    788,757(b)         34,989,261
                                                                         ------------
Total                                                                      70,789,745
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.6%)
Intersil Cl A                                           720,852           $11,951,726
LSI                                                   4,041,749(b)         21,663,775
Maxim Integrated Products                             1,170,324            21,089,238
Microchip Technology                                    786,220            23,138,455
Micron Technology                                     2,683,525(b)         10,868,276
Natl Semiconductor                                    1,132,031            19,482,254
                                                                         ------------
Total                                                                     108,193,724
-------------------------------------------------------------------------------------

SOFTWARE (1.9%)
BMC Software                                            774,864(b)         22,184,356
McAfee                                                  686,643(b)         23,318,397
                                                                         ------------
Total                                                                      45,502,753
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.6%)
Bed Bath & Beyond                                       483,910(b)         15,199,613
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.5%)
Liz Claiborne                                           502,505             8,256,157
VF                                                      359,792            27,815,520
                                                                         ------------
Total                                                                      36,071,677
-------------------------------------------------------------------------------------

TOBACCO (3.7%)
Lorillard                                             1,232,219            87,672,382
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $2,768,345,093)                                                 $2,301,955,237
-------------------------------------------------------------------------------------






BONDS (0.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

WIRELINES
Qwest Communications Intl
 Cv Sr Unsecured
 11-15-25                            3.50%           $5,518,000            $4,787,847
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,518,000)                                                         $4,787,847
-------------------------------------------------------------------------------------






MONEY MARKET FUND (4.0%)(e)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 2.31%              94,276,700(h)        $94,276,700
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $94,276,700)                                                       $94,276,700
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,868,139,793)(i)                                              $2,401,019,784
=====================================================================================



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Sept. 30, 2008, the value of foreign securities represented 15.1% of net assets.

(d) At Sept. 30, 2008, security was partially or fully on loan. See Note 5 to the financial statements.

(e) Cash collateral received from security lending activity is invested in an affiliated money market fund and represents 1.8% of net assets. See Note 5 to the financial statements. The Fund's cash equivalent position is 2.2% of net assets.

(f) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Sept. 30, 2008, the value of these securities amounted to $3,432,000 or 0.1% of net assets.


--------------------------------------------------------------------------------
20  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). These securities may be valued at fair value according to procedures approved, in good faith, by the Fund's Board of Directors. Information concerning such security holdings at Sept. 30, 2008, is as follows:

                                     ACQUISITION
SECURITY                                DATES            COST
----------------------------------------------------------------
Apollo Mgmt LP*                        08-02-07       $6,188,160


     * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(h) Affiliated Money Market Fund -- See Note 6 to the financial statements. The rate shown is the seven-day current annualized yield at Sept. 30, 2008.

(i) At Sept. 30, 2008, the cost of securities for federal income tax purposes was $2,871,869,066 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                         $105,558,533
Unrealized depreciation                         (576,407,815)
------------------------------------------------------------
Net unrealized depreciation                    $(470,849,282)
------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
SEPT. 30, 2008


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $2,773,863,093)       $2,306,743,084
  Affiliated money market fund (identified cost $94,276,700)       94,276,700
-----------------------------------------------------------------------------
Total investments in securities (identified cost
  $2,868,139,793)                                               2,401,019,784
Capital shares receivable                                           3,702,715
Dividends and accrued interest receivable                           3,286,401
-----------------------------------------------------------------------------
Total assets                                                    2,408,008,900
-----------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                              6,572,321
Payable for investment securities purchased                         1,141,155
Payable upon return of securities loaned                           42,246,400
Accrued investment management services fees                            42,260
Accrued distribution fees                                             922,576
Accrued transfer agency fees                                           10,149
Accrued administrative services fees                                    3,298
Accrued plan administration services fees                             139,253
Other accrued expenses                                                310,907
-----------------------------------------------------------------------------
Total liabilities                                                  51,388,319
-----------------------------------------------------------------------------
Net assets applicable to outstanding capital stock             $2,356,620,581
-----------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                $    3,305,779
Additional paid-in capital                                      2,662,630,741
Undistributed net investment income                                 7,967,847
Accumulated net realized gain (loss)                              149,836,284
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                     (467,120,070)
-----------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                $2,356,620,581
-----------------------------------------------------------------------------
*Including securities on loan, at value                        $   41,204,524
-----------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $1,745,361,398          244,325,635                       $7.14(1)
Class B                     $  164,379,864           23,826,489                       $6.90
Class C                     $   54,137,367            7,844,791                       $6.90
Class I                     $   15,525,593            2,138,378                       $7.26
Class R2                    $   10,456,777            1,468,157                       $7.12
Class R3                    $   30,952,140            4,330,118                       $7.15
Class R4                    $  270,774,444           37,623,411                       $7.20
Class R5                    $   65,029,360            9,020,432                       $7.21
Class W                     $        3,638                  506                       $7.19
-------------------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $7.58. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED SEPT. 30, 2008


INVESTMENT INCOME
Income:
Dividends                                                      $  48,224,940
Interest                                                             199,567
Income distributions from affiliated money market fund             1,909,048
Fee income from securities lending                                   769,647
  Less foreign taxes withheld                                       (235,669)
----------------------------------------------------------------------------
Total income                                                      50,867,533
----------------------------------------------------------------------------
Expenses:
Investment management services fees                               18,813,340
Distribution fees
  Class A                                                          4,837,635
  Class B                                                          2,497,777
  Class C                                                            514,655
  Class R2                                                            27,209
  Class R3                                                            40,679
  Class W                                                                 11
Transfer agency fees
  Class A                                                          3,542,396
  Class B                                                            487,615
  Class C                                                             97,404
  Class R2                                                             2,721
  Class R3                                                             8,136
  Class R4                                                           108,069
  Class R5                                                            12,159
  Class W                                                                  9
Administrative services fees                                       1,335,281
Plan administration services fees
  Class R2                                                            13,604
  Class R3                                                            40,679
  Class R4                                                           540,347
Compensation of board members                                         50,962
Custodian fees                                                       229,485
Printing and postage                                                 432,782
Registration fees                                                    165,807
Professional fees                                                     55,746
Other                                                                 98,485
----------------------------------------------------------------------------
Total expenses                                                    33,952,993
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                   (10,392)
  Earnings and bank fee credits on cash balances                     (30,674)
----------------------------------------------------------------------------
Total net expenses                                                33,911,927
----------------------------------------------------------------------------
Investment income (loss) -- net                                   16,955,606

----------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  23

STATEMENT OF OPERATIONS (continued)  -------------------------------------------
YEAR ENDED SEPT. 30, 2008

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        $ 166,533,814
  Foreign currency transactions                                       20,032
----------------------------------------------------------------------------
Net realized gain (loss) on investments                          166,553,846
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    (935,401,778)
----------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           (768,847,932)
----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   $(751,892,326)
----------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED SEPT. 30,                                                     2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                $   16,955,606  $   10,518,682
Net realized gain (loss) on investments                           166,553,846     107,532,438
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                             (935,401,778)    320,884,537
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     (751,892,326)    438,935,657
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                       (10,269,877)     (8,124,498)
    Class C                                                           (11,370)             --
    Class I                                                          (254,593)       (130,530)
    Class R2                                                           (6,689)            (39)
    Class R3                                                          (32,962)            (40)
    Class R4                                                       (1,195,860)       (425,366)
    Class R5                                                          (20,811)            (40)
    Class W                                                               (22)            (40)
  Net realized gain
    Class A                                                       (97,119,430)   (144,209,676)
    Class B                                                       (14,356,745)    (29,494,352)
    Class C                                                        (2,248,420)     (2,704,756)
    Class I                                                        (1,413,062)     (1,412,764)
    Class R2                                                          (43,615)           (435)
    Class R3                                                         (202,266)           (435)
    Class R4                                                       (8,526,024)     (5,394,057)
    Class R5                                                         (116,203)           (435)
    Class W                                                              (239)           (439)
---------------------------------------------------------------------------------------------
Total distributions                                              (135,818,188)   (191,897,902)

---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED SEPT. 30,                                                     2008            2007
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                               $  849,968,892  $  589,377,188
  Class B shares                                                   28,852,424      59,424,986
  Class C shares                                                   40,615,392      15,305,047
  Class I shares                                                    4,516,881      13,384,555
  Class R2 shares                                                  13,700,332         296,763
  Class R3 shares                                                  44,664,006       1,434,412
  Class R4 shares                                                 242,218,050     115,175,544
  Class R5 shares                                                  85,299,222          11,278
  Class W shares                                                           --           5,000
Reinvestment of distributions at net asset value
  Class A shares                                                  105,647,763     150,610,417
  Class B shares                                                   14,147,522      29,140,442
  Class C shares                                                    2,181,684       2,614,616
  Class I shares                                                    1,667,226       1,542,567
  Class R2 shares                                                      50,030              --
  Class R3 shares                                                     234,952              --
  Class R4 shares                                                   9,720,873       5,817,551
  Class R5 shares                                                      63,119              --
Payments for redemptions
  Class A shares                                                 (561,758,538)   (349,914,766)
  Class B shares                                                 (100,414,237)   (116,257,238)
  Class C shares                                                  (11,914,483)     (6,085,672)
  Class I shares                                                  (12,051,908)     (6,246,720)
  Class R2 shares                                                  (1,461,405)        (21,423)
  Class R3 shares                                                  (8,787,797)       (101,662)
  Class R4 shares                                                 (57,197,051)    (20,788,596)
  Class R5 shares                                                  (7,616,155)             --
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                    682,346,794     484,724,289
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (205,363,720)    731,762,044
Net assets at beginning of year                                 2,561,984,301   1,830,222,257
---------------------------------------------------------------------------------------------
Net assets at end of year                                      $2,356,620,581  $2,561,984,301
---------------------------------------------------------------------------------------------
Undistributed net investment income                            $    7,967,847  $    5,789,614
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.15        $9.12        $8.56        $6.81        $5.23
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .07(b)       .06(b)       .05          .03          .02
Net gains (losses) (both realized and
 unrealized)                                         (2.56)        1.89         1.03         1.80         1.56
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.49)        1.95         1.08         1.83         1.58
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.05)        (.03)        (.02)          --
Distributions from realized gains                     (.47)        (.87)        (.49)        (.06)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.52)        (.92)        (.52)        (.08)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.14       $10.15        $9.12        $8.56        $6.81
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $1,745       $2,026       $1,443         $782         $331
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.28%        1.23%        1.33%        1.37%        1.40%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.28%        1.23%        1.33%        1.37%        1.39%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .74%         .58%         .72%         .58%         .59%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%          44%          26%           9%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (25.62%)      22.74%       13.18%       27.06%       30.27%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                 $9.84        $8.89        $8.38        $6.70        $5.18
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          (.01)(b)     (.02)(b)       --           --         (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.46)        1.84         1.00         1.74         1.53
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.47)        1.82         1.00         1.74         1.52
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                     (.47)        (.87)        (.49)        (.06)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.90        $9.84        $8.89        $8.38        $6.70
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $164         $306         $297         $242         $128
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         2.04%        1.99%        2.10%        2.13%        2.16%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     2.04%        1.99%        2.10%        2.13%        2.15%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.07%)       (.17%)       (.06%)       (.20%)       (.22%)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%          44%          26%           9%
--------------------------------------------------------------------------------------------------------------
Total return(g)                                    (26.13%)      21.73%       12.42%       26.12%       29.34%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(g) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
28  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008           2007           2006           2005           2004
Net asset value, beginning of period                 $9.84          $8.89          $8.39          $6.70          $5.19
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .00(b),(c)    (.02)(b)         --             --           (.01)
Net gains (losses) (both realized and
 unrealized)                                         (2.46)          1.84            .99           1.75           1.52
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.46)          1.82            .99           1.75           1.51
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.01)            --             --             --             --
Distributions from realized gains                     (.47)          (.87)          (.49)          (.06)            --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                   (.48)          (.87)          (.49)          (.06)            --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $6.90          $9.84          $8.89          $8.39          $6.70
----------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $54            $42            $27            $14             $7
----------------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         2.03%          1.98%          2.09%          2.13%          2.16%
----------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(f),(g)                     2.03%          1.98%          2.09%          2.13%          2.15%
----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .03%          (.18%)         (.04%)         (.19%)         (.21%)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%            24%            44%            26%             9%
----------------------------------------------------------------------------------------------------------------------
Total return(h)                                    (26.11%)        21.72%         12.29%         26.27%         29.09%
----------------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(g) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS I


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005     2004(b)
Net asset value, beginning of period                $10.30        $9.24        $8.65        $6.87        $6.73
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .10(c)       .09(c)       .08          .05          .04
Net gains (losses) (both realized and
 unrealized)                                         (2.58)        1.92         1.06         1.83          .10
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.48)        2.01         1.14         1.88          .14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.09)        (.08)        (.06)        (.04)          --
Distributions from realized gains                     (.47)        (.87)        (.49)        (.06)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.56)        (.95)        (.55)        (.10)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.26       $10.30        $9.24        $8.65        $6.87
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $16          $29          $18          $12          $20
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .85%         .80%         .89%         .89%         .89%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .85%         .80%         .89%         .89%         .88%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.13%         .91%        1.16%        1.02%        1.46%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%          44%          26%           9%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.25%)      23.18%       13.71%       27.54%        2.08%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from March 4, 2004 (inception date) to Sept. 30, 2004.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
30  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R2


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.18        $9.96
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .05          .01
Net gains (losses) (both realized and
 unrealized)                                         (2.56)        1.16
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.51)        1.17
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.08)
Distributions from realized gains                     (.47)        (.87)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.55)        (.95)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.12       $10.18
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $10          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.61%        1.67%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.61%        1.67%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .60%         .11%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.87%)      13.00%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS R3


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.19        $9.96
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .07          .04
Net gains (losses) (both realized and
 unrealized)                                         (2.56)        1.14
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.49)        1.18
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.08)        (.08)
Distributions from realized gains                     (.47)        (.87)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.55)        (.95)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.15       $10.19
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $31          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.36%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.36%        1.49%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .85%         .57%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.60%)      13.12%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS R4


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008         2007         2006         2005         2004
Net asset value, beginning of period                $10.22        $9.19        $8.62        $6.85        $5.25
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .08(b)       .07(b)       .07          .03          .02
Net gains (losses) (both realized and
 unrealized)                                         (2.56)        1.90         1.04         1.83         1.58
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.48)        1.97         1.11         1.86         1.60
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.07)        (.07)        (.05)        (.03)          --
Distributions from realized gains                     (.47)        (.87)        (.49)        (.06)          --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.54)        (.94)        (.54)        (.09)          --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.20       $10.22        $9.19        $8.62        $6.85
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)               $271         $157          $45           $1          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(c),(d)                         1.13%        1.10%        1.16%        1.19%        1.22%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d),(e),(f)                     1.13%        1.10%        1.16%        1.19%        1.21%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .96%         .68%         .96%         .75%         .81%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%          44%          26%           9%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.41%)      22.81%       13.35%       27.30%       30.57%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(f) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued)  ----------------------------------------------

CLASS R5


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.23        $9.96
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .12          .08
Net gains (losses) (both realized and
 unrealized)                                         (2.58)        1.14
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.46)        1.22
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.09)        (.08)
Distributions from realized gains                     (.47)        (.87)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.56)        (.95)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.21       $10.23
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $65          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                          .84%         .84%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                      .84%         .84%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         1.46%        1.03%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.23%)      13.57%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS W


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Sept. 30,                         2008     2007(b)
Net asset value, beginning of period                $10.20        $9.88
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(c)                        .07          .05
Net gains (losses) (both realized and
 unrealized)                                         (2.56)        1.22
--------------------------------------------------------------------------------------------------------------
Total from investment operations                     (2.49)        1.27
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.05)        (.08)
Distributions from realized gains                     (.47)        (.87)
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.52)        (.95)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $7.19       $10.20
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $--          $--
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement(d),(e)                         1.27%        1.23%(f)
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e),(g),(h)                     1.27%        1.23%(f)
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .73%         .66%(f)
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                34%          24%
--------------------------------------------------------------------------------------------------------------
Total return                                       (25.53%)      14.14%(i)
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.
(c) Per share amounts have been calculated using the average shares outstanding method.
(d) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(f) Adjusted to an annual basis.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(h) Includes the impact of a performance incentive adjustment, if any. Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Sept. 30, 2008 were less than 0.01% of average net assets.
(i) Not annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS  -------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Mid Cap Value Fund (the Fund) is a series of RiverSource Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund invests primarily in equity securities of medium-sized companies.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or CDSC and are offered to qualifying institutional investors.

- Class W shares are sold without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At Sept. 30, 2008, RiverSource Investments, LLC (RiverSource Investments or the Investment Manager) and the RiverSource affiliated funds-of-funds owned 100% of Class I shares and the Investment Manager owned 100% of Class W shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.


--------------------------------------------------------------------------------
36  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


VALUATION OF SECURITIES
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

ILLIQUID SECURITIES
At Sept. 30, 2008, investments in securities included issues that are illiquid which the Fund currently limits to 15% of net assets, at market value, at the time

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

of purchase. The aggregate value of such securities at Sept. 30, 2008 was $3,432,000 representing 0.15% of net assets. These securities may be valued at fair value according to procedures approved, in good faith, by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by the Fund.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter option trades. Cash collateral held by the Fund for such option trades must be returned to the counterparty upon closure, exercise or expiration of the contract. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Sept. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


--------------------------------------------------------------------------------
38  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Futures and options on futures are valued daily based upon the last sale price at the close of market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Sept. 30, 2008, the Fund had no outstanding futures contracts.

FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the counterparty will not complete its contract obligations. At Sept. 30, 2008, the Fund had no outstanding forward foreign currency contracts.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of REIT distributions, investments in partnerships and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $2,985,189 and accumulated net realized gain has been increased by $2,985,189.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED SEPT. 30,                        2008         2007*
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income...................  $26,402,673  $ 29,075,482
    Long-term capital gain............   80,986,634   123,258,692
CLASS B
Distributions paid from:
    Ordinary income...................    2,384,662     4,282,261
    Long-term capital gain............   11,972,083    25,212,091


--------------------------------------------------------------------------------
40  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


YEAR ENDED SEPT. 30,                        2008         2007*
-----------------------------------------------------------------
CLASS C
Distributions paid from:
    Ordinary income...................  $   384,868  $    392,692
    Long-term capital gain............    1,874,922     2,312,064
CLASS I
Distributions paid from:
    Ordinary income...................      489,322       335,641
    Long-term capital gain............    1,178,333     1,207,653
CLASS R2
Distributions paid from:
    Ordinary income...................       13,934           102
    Long-term capital gain............       36,370           372
CLASS R3
Distributions paid from:
    Ordinary income...................       66,751           103
    Long-term capital gain............      168,477           372
CLASS R4
Distributions paid from:
    Ordinary income...................    2,612,148     1,208,498
    Long-term capital gain............    7,109,736     4,610,925
CLASS R5
Distributions paid from:
    Ordinary income...................       40,113           103
    Long-term capital gain............       96,901           372
CLASS W
Distributions paid from:
    Ordinary income...................           61           104
    Long-term capital gain............          200           375


 * Class R2, Class R3 and Class R5 are for the period from Dec. 11, 2006 (inception date) to Sept. 30, 2007. Class W is for the period from Dec. 1, 2006 (inception date) to Sept. 30, 2007.

At Sept. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income.................  $   9,696,807
Undistributed accumulated long-term gain......  $ 151,868,798
Unrealized appreciation (depreciation)........  $(470,881,544)


RECENT ACCOUNTING PRONOUNCEMENTS
In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (SFAS 161), "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133," which requires enhanced disclosures about a fund's derivative and hedging activities. Funds are

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

required to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for periods beginning after Nov. 15, 2008. As of Sept. 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

On Sept. 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. The application of SFAS 157 will be effective for the Fund's fiscal year beginning Oct. 1, 2008. The adoption of SFAS 157 is not anticipated to have a material impact on the Fund's financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.70% to 0.475% annually as the Fund's assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the

--------------------------------------------------------------------------------
42  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Mid-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $1,681,079 for the year ended Sept. 30, 2008. The management fee for the year ended Sept. 30, 2008 was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% annually as the Fund's assets increase. The fee for the year ended Sept. 30, 2008 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Sept. 30, 2008, other expenses paid to this company were $7,085.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $6,131,000 and $397,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $2,240,733 for Class A, $187,905 for Class B and $15,852 for Class C for the year ended Sept. 30, 2008.


--------------------------------------------------------------------------------
44  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Sept. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class R2............................................  1.61%
Class R3............................................  1.36
Class R4............................................  1.13


The waived/reimbursed fees and expenses for the plan administration services fees at the class level were as follows:

Class R2..........................................  $    12
Class R3..........................................        9
Class R4..........................................   10,371


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Sept. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the Fund's average daily net assets:

Class R4............................................  1.11%


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

EARNINGS AND BANK FEE CREDITS
During the year ended Sept. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $30,674 as a result of earnings and bank fee credits from overnight cash balances. The Fund pays custodian fees to Ameriprise Trust Company, a subsidiary of Ameriprise Financial.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,388,387,987 and $844,360,136, respectively, for the year ended Sept. 30, 2008. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED SEPT. 30, 2008
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                98,535,550    11,596,902   (65,476,477)      44,655,975
Class B                 3,356,312     1,598,592   (12,238,688)      (7,283,784)
Class C                 4,782,457       246,240    (1,444,138)       3,584,559
Class I                   488,560       180,631    (1,372,871)        (703,680)
Class R2                1,610,539         5,492      (176,050)       1,439,981
Class R3                5,210,957        25,734    (1,041,855)       4,194,836
Class R4               27,762,464     1,060,073    (6,573,011)      22,249,526
Class R5                9,952,711         6,883      (940,300)       9,019,294
----------------------------------------------------------------------------------


                                        YEAR ENDED SEPT. 30, 2007
                                     ISSUED FOR
                                     REINVESTED                        NET
                          SOLD     DISTRIBUTIONS    REDEEMED   INCREASE (DECREASE)
----------------------------------------------------------------------------------
Class A                60,945,121    16,903,534   (36,414,896)      41,433,759
Class B                 6,397,768     3,353,330   (12,056,016)      (2,304,918)
Class C                 1,622,583       300,531      (649,419)       1,273,695
Class I                 1,372,735       171,016      (644,396)         899,355
Class R2                   30,357            --        (2,181)          28,176
Class R3                  145,238            --        (9,956)         135,282
Class R4               11,920,400       648,557    (2,123,732)      10,445,225
Class R5                    1,138            --            --            1,138
Class W                       506            --            --              506
----------------------------------------------------------------------------------


5. LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks, or other institutional borrowers of securities. The Fund receives collateral in the form of cash and U.S. government securities, equal to at least 100% of the value of securities loaned, which is marked to the market value of the loaned securities daily until the securities are returned (e.g., if the value of the securities on loan increases, additional cash collateral is provided by the borrower). The Investment Manager serves as securities lending agent for the Fund under the Investment Management Services Agreement pursuant to which the Fund has agreed to reimburse the Investment Manager for expenses incurred by it in connection with the lending program, and

--------------------------------------------------------------------------------
46  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



pursuant to guidelines adopted by and under the oversight of the Board. At Sept. 30, 2008, securities valued at $41,204,524 were on loan to brokers. For collateral, the Fund received $42,246,400 in cash. Cash collateral received is invested in an affiliated money market fund and short-term securities, including U.S. government securities or other high-grade debt obligations, which are included in the Portfolio of Investments. Income from securities lending amounted to $769,647 for the year ended Sept. 30, 2008. Expenses paid to the Investment Manager as securities lending agent were $12,624 for the year ended Sept. 30, 2008, which are included in other expenses on the Statement of Operations. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of the RiverSource Short-Term Cash Fund aggregated $980,903,173 and $971,045,260, respectively, for the year ended Sept. 30, 2008. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found on the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Sept. 30, 2008, can be found in the Portfolio of Investments.

7. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (JPMCB), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Under the prior credit facility, the collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Under the prior credit facility,

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Under the prior credit facility, the Fund paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum. The Fund had no borrowings during the year ended Sept. 30, 2008.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its

--------------------------------------------------------------------------------
48  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------



affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined

--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued)  -------------------------------------


from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
50  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE MID CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Mid Cap Value Fund (the Fund) (one of the portfolios constituting the RiverSource Investment Series, Inc.) as of September 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through September 30, 2006, were audited by other auditors whose report dated November 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Mid Cap Value Fund of the RiverSource Investment Series, Inc. at September 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
November 18, 2008


--------------------------------------------------------------------------------
52  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Sept. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations................       100%
    U.S. Government Obligations..................................      0.00%
CAPITAL GAIN DISTRIBUTION - the Fund designates $103,423,656 to be taxed as long-term capital gain.



The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 57
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
100 Park Avenue            2008*                 former Director, Great Western Financial Corporation
New York, NY 10017                               (bank holding company) and its principal subsidiary,
Age 64                                           Great Western Bank (federal savings bank)
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C.; Director, Vibration       Lead Outside
100 Park Avenue            2008*                 Control Technologies, LLC (auto vibration technology);   Director, Digital
New York, NY 10017                               Director and Chairman, Highland Park Michigan Economic   Ally, Inc. (digital
Age 66                                           Development Corp; and Chairman, Detroit Public Schools   imaging); and
                                                 Foundation. Formerly, Chairman and Chief Executive       Infinity, Inc. (oil
                                                 Officer, Q Standards Worldwide, Inc. (library of         and gas exploration
                                                 technical standards); Director, Kerr-McGee Corporation   and production);
                                                 (diversified energy and chemical company); Trustee, New  Director, OGE Energy
                                                 York University Law Center Foundation; Vice Chairman,    Corp. (energy and
                                                 Detroit Medical Center and Detroit Economic Growth       energy services
                                                 Corp.                                                    provider offering
                                                                                                          physical delivery
                                                                                                          and related services
                                                                                                          for both electricity
                                                                                                          and natural gas).
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------


* Mr. Richie will become a Board member effective November 2008. Mr. Maher will become a Board member effective December 2008.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
56  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center Minneapolis, MN                           President -- Operations and Compliance, RiverSource
55474                                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 47                                           Management, 2000-2003

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
58  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

RiverSource Investments, LLC ("RiverSource Investments" or the "investment manager"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement") RiverSource Investments provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds").

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. RiverSource Investments prepared detailed reports for the Board and its Contracts Committee in March and April 2008, including reports based on data provided by independent organizations to assist the Board in making this determination. In addition, throughout the year, the Board (or its committees) reviews information prepared by RiverSource Investments addressing the services RiverSource Investments provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts, Investment Review and Compliance Committees in determining whether to continue the IMS Agreement. At the April 9-10, 2008 in-person Board meeting, independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by RiverSource Investments: The Board analyzed various reports and presentations it had received detailing the services performed by RiverSource Investments, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by RiverSource Investments, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, particularly in the areas of trading systems, new product initiatives, legal and compliance. Further, in connection with the Board's evaluation of the overall package of services provided by RiverSource Investments, the Board considered the quality of the administrative and transfer agency services provided by RiverSource Investments' affiliates to the Fund. The Board also reviewed the financial condition of RiverSource Investments (and its affiliates) and each entity's ability to carry out its responsibilities under the IMS Agreement. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by RiverSource Investments).


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  59

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality, particularly in light of recent market conditions.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that RiverSource Investments and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered: (i) detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund; and (ii) a report detailing the Fund's performance over various periods (including since inception), recent Fund inflows (and outflows) and a comparison of the Fund's net assets from December 2006 to December 2007. The Board observed that the Fund's investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized By RiverSource Investments and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to RiverSource Investments' profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund, with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued

--------------------------------------------------------------------------------
60  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of RiverSource Investments and its affiliates in connection with RiverSource Investments providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to RiverSource Investments and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by RiverSource Investments as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 10, 2008, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement.


--------------------------------------------------------------------------------
                        RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT  61

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
62  RIVERSOURCE MID CAP VALUE FUND -- 2008 ANNUAL REPORT

RIVERSOURCE MID CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., Member FINRA, and managed by RiverSource Investments, LLC. These companies are part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2008 RiverSource Distributors, Inc.                           S-6241 K (11/08)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Investment Series, Inc. were as follows:

                         2008 - $105,045   2007 - $80,600

(b) Audit - Related Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 and the semiannual financial statement review for RiverSource Investment Series, Inc. were as follows:

                           2008 - $3,875   2007 - $3,180

(c) Tax Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Investment Series, Inc. were as follows:

                          2008 - $24,184   2007 - $12,000

(d) All Other Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Investment Series, Inc. were as follows:

                               2008 - $0   2007 - $0

         (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Sept. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2008 - $641,259   2007 - $523,260

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 RiverSource Investment Series, Inc.


By /s/ Patrick T. Bannigan
   ------------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   ------------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date December 3, 2008


By /s/ Jeffrey P. Fox
   ------------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date December 3, 2008